Exhibit 10.16

CONFIDENTIAL

OFFERING SUBSCRIPTION PACKAGE

for

CM OB Hotel Owner, LLC

A Delaware Limited Liability Company

Effective Date: April 24, 2025

Confidential Private Placement Memorandum

for

CM OB Hotel Owner, LLC

Summary

Offering:

Up to $5,000,000 in Class A Limited Liability Company Interests1

Price Per Interest: $1,000

	Minimum Purchase	Commissions[2]	Proceeds to the Company[3]
Class A	100 Units	N/A	$100,000

Offering Period:

Until successfully closed, terminated, or 12 months, subject to extension by the Manager (defined below).

Sale Exemption:

Private placement conducted pursuant to the

Securities Act of 1933, Sec. 4(a)(2); Regulation D Safe Harbor, R. 506(c)

-

This private placement memorandum (this “Memorandum”) is being furnished by the Manager solely for use by prospective investors on an invite-only basis in evaluating the Company and this Offering (defined below) of Interests.

THE INVESTMENT OPPORTUNITY DESCRIBED IN THIS MEMORANDUM IS A REAL ESTATE INVESTMENT OPPORTUNITY WHICH INVOLVES RISK OF LOSS – NOTHING IN THIS MEMORANDUM SHOULD BE CONSIDERED INVESTMENT OR FINANCIAL ADVICE. THERE MAY BE CONFLICTS OF INTEREST INVOLVING TRANSACTIONS BETWEEN THE COMPANY AND THE SPONSORS. THE VALUE OF THE SECURITIES OFFERED HEREUNDER ARE SPECULATIVE IN NATURE AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR JURISDICTION IN RELIANCE OF AN EXEMPTION FROM REGISTRATION THEREUNDER.

1 This is a “best efforts” Offering meaning the Sponsors will raise as much of the target amount as possible to undertake the Project, but is not required to raise any particular amount prior to deploying capital and conducting operations.

2 Neither the Manager nor any principals thereof are receiving commission for the sale of the Interests described herein. The Manager currently does not intend to engage a registered broker-dealer, though it retains the right to do so in its sole discretion and pay such fees required by such broker-dealer.

3 “Proceeds to the Company” are calculated before deducting organization costs and ongoing offering expenses, including, without limitation, legal and accounting expenses, reproduction costs, selling expenses and filing fees.

I. Introduction

CM OB Hotel Owner, LLC (the “Company”) is a newly formed Delaware limited liability company previously formed to acquire, develop, operate, manage, and ultimately sell real estate as described herein. The Company is managed by CM OB Hotel MGR, LLC, a Delaware limited liability company (the “Manager”).

To finance its objectives, the Company is offering (the “Offering”) up to 50,000 Class A (which may be comprised of one or several subclasses) limited liability company interests (collectively, the “Interests” or the “Units” and specifically for Class A, the “Class A Interests” or “Class A Units” as applicable) at $1,000 per Unit to prospective investors who meet the suitability requirements outlined herein (each an “Investor”; when subscribing, a “Subscriber”; and once subscribed, a “Member”). The $1,000 per Unit price was determined by the Manager and may not reflect the underlying value of the Company or its assets.

The Company’s operating agreement (the “Operating Agreement”) and the subscription agreement between a Subscriber and the Company (the “Subscription Agreement”) will govern the rights, preferences, privileges, restrictions, management responsibilities, and terms of (i) the Units, (ii) the Manager and each Member, and (iii) this Offering. This Private Placement Memorandum, along with its Exhibits (the Operating Agreement, Subscription Agreement, and the Subscription Execution Package) constitute the “Subscription Documents” of this private placement Offering.

The actual terms in the final Operating Agreement and Subscription Agreement may vary from those described in this Memorandum due to negotiations with prospective Investors and formal amendments from time to time. In the event of any inconsistency between this Memorandum and the final Operating Agreement and Subscription Agreement, the terms of the latter documents will supersede this Memorandum and govern the investment transaction. The Operating Agreement and Subscription Agreement will contain more detailed terms that may not be fully summarized here.

Investing in these Interests involves substantial risks including possible complete loss of capital. This investment is only suitable for persons who meet the suitability standards described herein and persons of adequate financial means who have no need for liquidity and can afford to lose their entire investment without it affecting their livelihood. There is no public trading market for the Units, and the Manager does not expect one to develop. The Manager does not plan to register the Units with the SEC to allow resales. Therefore, Investors should be prepared to hold the Units long-term without liquidity expectations. Investors are strongly advised to consult their own professional advisors and carefully review the risk factors in Section IX. Investment Considerations, below.

An Investor’s rights to access or receive any information about the Company or its business is conditioned on the Investor’s assurance that the information will be used solely by the Investor for purposes of monitoring its Interest, and that the information will not become publicly available as a result of the Investor’s right to access or receive that information, both before and after subscription. Each Investor (and later each Member) is required to maintain information provided to it about the Company or its business in confidence and not to disclose the information except in certain limited circumstances. The Manager will be entitled to withhold certain information from Members that the Manager deems to be in the best interest of the Company to keep confidential. In accepting receipt of the Subscription Documents, each Investor agrees to in fact keep all such information in strict confidence.

Please review all sections of this Memorandum closely for important details about the Company, its business plans, risk factors and the about the Interests offered. If you have any questions or need additional information, please contact please contact Sameet Patel, CEO at: sameet@onyxhospitality.com; 561-990-2222; 5740 Getwell Rd, Ste 5D, Southaven MS 38672.

CM OB Hotel Owner, LLC_Private Placement Memorandum	Introduction

Table of Contents

IMPORTANT Notices to Investors	i
I. Summary of Principal Terms	1
II. Company Objectives and Project Description	6
III. Sources and USES of Funds for the Project	7
IV. Offering Compliance	8
Securities Act Compliance	8
Investment Company and Investment Adviser Act Compliance	9
Securities and Exchange Act Compliance	10
Reliance on Subscriber Information
V. Subscription Procedure	11
VI. Details Regarding Management of the Project	12
Management Fees and Charges	13
Conflicts of Interest	13
Sponsors are Not Presently Bad Actors	15
Exculpation and Indemnification	15
VII. Reports to Investors	16
VIII. CLIENT PORTAL; ELECTONIC DELIVERY	17
IX. Investment Considerations	17
Real Estate Risks	18
Real Estate Financing Risks	23
Operating Risks	25
Securities Risks	30
Tax Risks	32
X. Tax Matters	34
XI. Access to Information	38
XII. Privacy Policy	38

Exhibit Schedule

●	Exhibit A: Project Materials (Offering Memorandum)
●	Exhibit B: Company’s Operating Agreement
●	Exhibit C: Subscription Agreement
●	Exhibit D: Subscription Execution Package

CM OB Hotel Owner, LLC_Private Placement Memorandum	ToC

II. IMPORTANT Notices to Investors

Registration Exemption

This Interests offered are “securities” defined under applicable securities law but have not been registered with the SEC under the Securities Act, as amended, or the securities laws of any state or any other jurisdiction, nor is such registration contemplated. The Interests will be only sold in accordance with the exemption provided by Section 4(a)(2) of the Securities Act, and specifically Regulation D promulgated thereunder, and other exemptions of similar import in the laws of the states where this Offering is (or will be) made. Specifically, this Offering is (or will be) made in reliance of an exemption from registration of securities provided for under Rule 506(c) of Regulation D.

There is no public market for the Interests and no public market is expected to develop in the future. The Interests sold hereunder are “Restricted Securities” and may not be sold or transferred unless they are registered under the Securities Act or an exemption from that registration under the Securities Act and under any other applicable securities law registration requirements is available. All Interests must be acquired for an Investor’s own account. Furthermore, there are additional limitations on the transfer of Interests as contained in the Operating Agreement. Every Investor should be aware that the Company has no obligation to repurchase the Interests from Investors in the event that, for any reason, an Investor wishes to terminate the investment after subscribing, including by reason of its failure to read this Memorandum, its failure to seek independent counsel or advice, or for any other reason.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL TO OR A SOLICITATION OF AN OFFER TO BUY FROM ANYONE IN ANY STATE OR IN ANY OTHER JURISDICTION WITHIN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED.

Suitability Standards

The Company will accept subscriptions only from investors who at minimum qualify as accredited investors, as defined in Rule 501(a) of Regulation D (“Accredited Investors”), a regulation issued by the SEC.

Investors should read this Memorandum carefully and completely, as an investment in the Company requires a high level of financial ability and willingness to accept the various risks associated with this opportunity as outlined throughout this Memorandum. An investment in the Company also requires an ability and willingness to accept a lack of liquidity inherent to such opportunities; Investors must be prepared to bear all such risks for an indefinite period of time, noting that they may have no ability to withdraw or receive a return of their investment throughout the duration of this Investment, and noting further that no assurance can be given that the Company’s investment objectives will be achieved.

In subscribing for Interests, eligible Investors will be required to represent their status and eligibility, along with their acknowledgement and acceptance of these risks. Investors will be required to confirm and represent that the Interests are being acquired for their own account, without any present or foreseeable need to dispose of or liquidate the Interests. The suitability standards defined herein are only minimum standards; the Manager will have final authority to admit or reject any eligible subscription for any reason.

Additional Important Notices

This Memorandum is furnished on a private placement basis only to certain persons to provide relevant information about a potential investment in equity Interests of the Company. This Memorandum is to be used only by the person to whom it has been delivered, and solely in connection with the consideration of the purchase of the Interests described in this Memorandum. The information contained in the Memorandum should be treated in a confidential manner and may not be reproduced, transmitted, or used in whole or in part for any other purpose, nor may it be disclosed to any third party without the prior written consent of the Manager. By accepting this Memorandum, each Prospective Investor agrees to return it to the Manager, along with any copies (and destroy any electronic copies), promptly upon request.

CM OB Hotel Owner, LLC_Private Placement Memorandum	i

All documents relevant to this Offering and any additional information that is requested by an Investor, and which is reasonably available or that can be obtained without unreasonable expense or delay shall be made available by the Manager upon request, subject to considerations of applicable laws, confidentiality, trade secrets, and proprietary information. Each Subscriber is invited to meet with a representative of the Company and to ask questions or discuss matters concerning the terms and conditions of this Offering. Note however, other than the Sponsors or as expressly authorized by the Manager, no other Person has been authorized to give any information or make any representations regarding this Offering, the Company, the Manager, or the Sponsors. Any representation or information not contained in this Memorandum and supporting documentation (including all Exhibits hereunder) or expressly given by a Sponsor must not be relied on as having been authorized by the Manager. Any prospective investor who receives information or representations from any other source about the Company, this Offering, or any other matter relevant to an investment decision, should contact the Company immediately to determine the accuracy of such information.

The information contained in this Memorandum is given as of the date on the cover page above unless another time is specified. Investors (or Subscribers, as the case may be) should not infer from either the delivery of this Memorandum or any sale of Interests that there have been no changes in the facts, circumstances, or terms described since that date. The Manager reserve the right to modify the terms of this Offering and of the Interests described in this Memorandum. Notice of these changes may not be given to any prospective Investor, Subscriber, or Member until after the fact.

Prospective investors are not to construe the contents of the Subscription Documents or any prior or subsequent communications from the Manager or the Sponsors as legal, financial, or tax advice. Each Investor must rely on their own representative as to legal, financial, tax, estate planning, and related matters concerning this investment opportunity. THEREFORE, PROSPECTIVE INVESTORS ARE URGED TO CONSULT WITH THEIR OWN LEGAL, FINANCIAL, AND INVESTMENT ADVISORS WITH RESPECT TO THESE MATTERS PRIOR TO MAKING AN INVESTMENT IN THE COMPANY. INVESTORS SHOULD ONLY SUBSCRIBE AFTER CONDUCTING THEIR OWN DUE DILIGENCE SATISFACTORY TO THEMSELVES AND THEIR ADVISORS.

EVERY INVESTOR SHOULD BE AWARE THAT THE COMPANY HAS NO OBLIGATION TO REPURCHASE THE INTERESTS FROM INVESTORS IN THE EVENT THAT, FOR ANY REASON, AN INVESTOR WISHES TO TERMINATE THE INVESTMENT AFTER SUBSCRIPTION, FAILS TO READ THIS MEMORANDUM, FAILS TO SEEK INDEPENDENT ADVICE, OR OTHERWISE WANTS TO TERMINATE ITS SUBSCRIPTION AFTER EXECUTION.

Forward Looking Statements

Certain information contained in this Memorandum and accompanying exhibits constitutes “Forward-looking Statements,” which can be identified by the use of forward-looking terminology such as “project,” “projected,” “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “intend,” “continue,” or “believe,” or the negatives or other variations or comparable terminology, though not exclusively so. Due to various risks and uncertainties that are outside of the control of the Manager or the Company, including those set forth in various parts of this Memorandum, actual events or results may differ materially from those reflected in the Forward-looking Statements. Any Forward-looking Statements or information contained in this Memorandum or supporting documentation should be considered with these risks and uncertainties in mind. Neither the Company nor the Manager will be obligated to revise or publicly release the results of any revision to any Forward-looking Statements, except as required by applicable law. Accordingly, undue reliance should not be placed on any Forward-looking Statements and information.

Certain information contained in this Memorandum and accompanying exhibits is regarding the prior performance of the Manager, the Sponsor, their principals, or their Affiliates, and Investors should keep in mind that past or projected performance is not necessarily indicative of future results, and there can be no assurance that the Company will achieve comparable results or that the Company will be able to implement its investment strategy successfully or achieve its investment objectives.

IN VIEW OF THE FOREGOING PARAGRAPHS, IN MAKING AN INVESTMENT DECISION ABOUT THE OPPORTUNITY PRESENTED IN THIS OFFERING, INVESTORS MUST RELY ON THEIR OWN EXAMINATION AND DILIGENCE OF THE COMPANY AND ITS BUSINESS AND INVESTMENT PLANS AND OBJECTIVES, THE BACKGROUND AND QUALIFICATIONS OF THE SPONSORS, AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

CM OB Hotel Owner, LLC_Private Placement Memorandum	ii

Legends

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION. THE INTERESTS OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE OR ANY OTHER JURISDICTION, NOR HAS THE SEC OR ANY SUCH SECURITIES REGULATORY AUTHORITY PASSED ON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY MAY BE A CRIMINAL OFFENSE. THIS MEMORANDUM IS NOT, AND UNDER ANY CIRCUMSTANCES TO BE CONSTRUED AS A PROSPECTUS OR ADVERTISEMENT FOR A PUBLIC OFFERING OF THE SECURITIES REFERRED TO IN THIS MEMORANDUM.

THE PRESENCE OF A LEGEND FOR ANY GIVEN STATE REFLECTS ONLY THAT A LEGEND MAY BE REQUIRED BY THAT STATE AND SHOULD NOT BE CONSTRUED TO MEAN AN OFFER OR SALE MAY BE MADE IN A PARTICULAR STATE. IF YOU ARE UNCERTAIN AS TO WHETHER OR NOT OFFERS OR SALES MAY BE LAWFULLY MADE IN ANY GIVEN STATE, YOU ARE HEREBY ADVISED TO CONTACT THE COMPANY. THE SECURITIES DESCRIBED IN THIS MEMORANDUM HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS (COMMONLY CALLED “BLUE SKY” LAWS). THESE SECURITIES MUST BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF SUCH SECURITIES UNDER SUCH LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

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State specific legends are contained at the end of this Memorandum.

CM OB Hotel Owner, LLC_Private Placement Memorandum	iii

I. Summary of Principal Terms

The following information is presented as a summary of principal terms of the offer and sale of the Interests only and is qualified in its entirety by the terms and conditions of the Operating Agreement and the Subscription Agreement, copies of which are attached to this Memorandum as exhibits. Capitalized words that are used but not defined herein have the meaning given to them in the Operating Agreement. Unless otherwise expressly noted, all references to monetary values are in United States dollars. Prior to making any investment in the Company, all of the Subscription Documents should be reviewed carefully.

The Issuer:	The Company is CM OB Hotel Owner, LLC, a Delaware limited liability company that was formed to acquire the Property by way of ownership of the SPE (defined below).

The Offering:

The Company is offering its Class A Interests (the holders thereof collectively referred to as “Class A Members”) on a private placement basis to Investors who satisfy the eligibility standards described in this Memorandum. At present, the Company anticipates selling its Interests to raise up to $5,000,000 in subscriptions, though the Manager may raise more or less within its discretion.

The Offering shall commence as of the Effective Date of this Memorandum, April 24, 2025, and shall terminate on the earliest of: (i) the date the Manager, in its discretion, elects to terminate, (ii) the date upon which Subscription funds for at least a minimum amount necessary to undertake the Project have been procured (such amount determined within the discretion of the Manager), or (iii) twelve (12) months from the Effective Date (initially and as may be extended by the Manager, the “Offering Period”).

Investment Opportunity:

In 2020, the Sponsor acquired certain real property located at 8386 Camp Creek Blvd, Olive Branch, MS 38654 (the “Property”). Thereafter, the Sponsor (by and through a certain Onyx OB Hotel LLC, a Florida limited liability company and herein referred to as the “SPE”) began developing the Property into a hospitality real estate asset to be flagged as a Courtyard by Marriot hotel (the “Project”).

This Company is now conducting this Offering in order to a) acquire ownership of the SPE from the Sponsor in order to have beneficial ownership of the Property, 2) thereafter continue to fund ongoing development and see the Project completed through fruition, and 3) ultimately operate and sell the same.

Note that the Company has undertaken the Project by and through the SPE that will, pursuant to an equity rollover to be conducted in connection with, be wholly owned by the Company. In effect, the SPE is the listed owner of the Property, though profits and losses flow to this Company as its sole owner. Therefore, all references in this PPM and in accompanying documents to the Company undertaking the Project and its various operations should be read as if the Company is doing so by and through the SPE.

Moreover, the equity rollover means that the Sponsor will be receiving a direct economic reimbursement and benefit for its initial takedown of the Property. Proceeds from this Offering will be utilized toward acquiring the asset from the Sponsor.

See Section II. “Company Objectives and Project Description.”

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Commitment Term:	The current “Commitment Term” for Members is projected to be five (5) years. The Manager may elect to extend the Commitment Term twice, each for two years, if, in good faith, it deems such extension(s) to be in the best interest of the Company. Therefore, this investment may be illiquid, and Investors should be prepared to leave their investment in the Company until the completion of the Project.

Use of Proceeds:	Proceeds of this Offering will be used by the Company to continue to 1) pay for all Operating and Organizational Expenses of the Company (as defined in the Operating Agreement) and the Manager (including all fees due to the Manager or its Affiliates and other service providers), and 2) recapitalize equity placed by the Sponsor when the Sponsor acquired the Property, noting that development has already begun at the expense of the Sponsor. For specific details, please see Section III. “Sources and Use of Funds.”

Investor Suitability:

The Company will accept subscriptions from Investors who at minimum qualify as Accredited Investors. See Section IV. “Offering Compliance – Eligible Investors and Suitability Standards.”

Investments from non-U.S. Persons are permitted only with the express consent of the Manager, and if admitted the Company will perform standard withholdings as required or advisable.

Investment Classes:

The specific Class A Membership Interests currently offered are Class A, Membership Interests, and when together with Class B Membership Interests, are collectively defined as the “Membership Interests” or simply the “Interests” of the Company. With respect to any minimum investment amount for Class A Membership, the Manager may accept a lesser amount within its discretion.

-	Class A Members. The minimum investment amount for Class A Membership Interests is $100,000. Class A Members will be entitled to a Preferred Return Rate of 8% (beginning as of the date the Property is operational) and will share in upside distributable proceeds, as outlined in the distribution mechanism below.

-	Class B Members. Class B will consist solely of the Sponsors and other Persons within the sole discretion of the Key Persons. Class B will also be entitled to a share in upside distributable proceeds, as outlined in the distribution mechanism below.

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Capital Contributions & Calls

In subscribing to the Company, each Member shall make a capital contribution of the total amount such Member is willing to invest (its “Capital Contributions”). A Member’s Capital Contributions (as adjusted to reflect the allocation of income and losses of the Company) may not be withdrawn except as set forth in the Operating Agreement.

If the Company requires additional capital for the sake of the Project, the Manager may (i) issue and sell additional Interests, (ii) accept Member, Sponsor, or third-party loans, and/or (iii) request additional capital from Members through a capital call (each a “Capital Call”).

Capital Calls are anticipated if and only if the Project faces a material need but will be binding on all Members and a failure to contribute pursuant to a duly noticed Capital Call may result in the dilution of that Member’s Interests in the Company and may additionally result in penalties set forth in the Operating Agreement within the judgement of the Manager.

Distributions; Allocations:

The Preferred Return

The Company will provide all Class A, Class A-2, and Class A-3 Members with a Preferred Return at a rate commensurate with their Membership Class annually (and prorated for years in which a Subscriber is a Member for only a portion of the year). The Preferred Return will be cumulative and non-compounded, accruing on Unrecovered Capital Contributions as of the date the Property receives a certificate of occupancy to begin hospitality services or on the date the Member actually provides such Capital Contributions, whichever occurs later. The Preferred Return Accounting Period (period of time in which the account is crystalized) shall be annual, though the Preferred Return itself is likely to be paid out quarterly. The Preferred Return will not count toward a return of Capital Contributions and is not a guaranteed payment.

Distributions

Prior to making any distributions, the Company will first use available cash and assets to pay obligations and Organizational/Operating Expenses, including fees to the Manager and other parties, and including any expenses related to a Capital Event. The Company may also set aside a reasonable contingency reserve should the Manager determine it to be necessary. The amount available to the Members will be net of those items (“Distributable Cash”).

Distributable Cash resulting from the Project shall be paid out as follows:

(i) First, 100% to all Class A Members pro rata in accordance with their Unrecovered Capital Contributions until they have received distributions equal to their accrued and unpaid Preferred Returns; then

(ii) Second, if 100% to the Class A Members pro rata in accordance with their Unrecovered Capital Contributions until they have zero Unrecovered Capital Contributions; then

(iii) Third and Finally, all remaining Distributable Cash shall be distributed 70% to the Class A Members pro rata in accordance with their respective Membership Interest Percentages and 30% to the Class B Members pro rata in accordance with their Membership Interest Percentages until the Class A Members achieve an IRR of fifteen percent (15.00%), then 60% to the Class A Members (pro rata as above) and 40% to the Class B Members (pro rata as above) thereafter.

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Allocations

The Company’s recognized items of income and gain will be allocated to the Members’ Capital Accounts in a manner generally consistent with the distribution procedures stated above and qualified by the allocation rules as stated in the Operating Agreement. The Company’s recognized items of loss or credit will be allocated pro rata amongst all Members in accordance with the total Unrecovered Capital Contributions remaining with the Company, except, however, that at the discretion of the Manager the Company may endeavor to pass along certain losses related to depreciation expenses and other taxable impacts of a similar nature in a manner other than as described above; within the good faith and reasonable discretion of the Manager, these items may instead be allocated in specific proportion between the Class A Members on the one hand, and the Class B Members on the other hand.

Loan Financing:	The Company has already secured a senior loan for the development and construction of the Project (in this context, the Company is referred to as the “Borrower” and the “Loan” from a “Lender”).

Manager; Sponsors:

The Manager is CM OB Hotel MGR, LLC, a Delaware limited liability company. The Manager will be materially governed by its Key Persons, Sameet Patel and Nilesh Patel (collectively, the “Key Persons”).

The Key Persons, by and through their own respective entities or otherwise, are also the “Sponsors”, though from time-to-time additional Sponsors who are not also Key Persons may be added within the discretion of the Manager. The Sponsors are granted Class B Membership Interests and may also invest in the Company (directly or indirectly) by purchasing Class A Interests on the same terms as other Investors but are not obligated to do so.

Management of the Project:	All management decisions regarding the business of the Company will be made by the Manager alone. The Manager will have sole authority to, without limitation, bind the Company to any agreement it deems necessary to accomplish the business purpose of the Company, hire vendors, and incur debt on behalf of the Company. The Members will have no control over the day-to-day operations of the Company and will be permitted to vote only 1) to remove or replace the Manager if it has engaged in certain removable conduct or 2) if the Manager proposes to amend the economic rights of the Members or on any other matters specifically set forth in the Operating Agreement. No Investor should invest unless they feel comfortable entrusting full management of the Fund to the Manager and its Key Persons pursuant to the Operating Agreement, to which they will be legally bound.

Management Compensation & Services:

The Manager (or a Sponsor directly, as applicable) is entitled to the following fees in connection with its services to the Company:

- A Development Fee equal to $250,000, paid out in installments at the discretion of the Manager related to the development of the Property

Fiduciary Duties:	The Manager, for as long as it remains the Manager, will owe the common law fiduciary duties of care and of loyalty to the Company and its Members. The Manager will devote time to the Company as is reasonably necessary in its discretion to effectively manage its affairs. The Manager and the Sponsors are not otherwise precluded from engaging in or pursuing, directly or indirectly, any interest in other business ventures of any kind, nature or description, independently or with others – including ventures that may compete with the Company. See Section V. “Details Regarding the Management of the Project.”

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Transfer Restrictions and Redemptions:

The transfer of any Interests is subject to several restrictions, including applicable securities laws and the consent of the Manager. Note that, specifically, the Interests will be deemed “restricted securities” under the Securities Act and may not be sold or transferred to third-parties for at least twelve (12) months following their purchase. Additionally and above, the Manager’s consent shall also be required for all transfers, though the Manager will allow transfers for estate planning purposes provided beneficial ownership and governance is unchanged and the same complies with applicable securities laws. Members may not withdraw from the Company prior to its termination and dissolution, and no Member has the right to require the Company to redeem its Interest. The transferee of any Interests must meet all investor suitability standards, complete subscription documents and comply with any applicable securities, anti-terrorism, “KYC”, and anti-money laundering requirements.

However, the Manager may cause the Company to redeem a Member’s Interests at Fair Market Value (less expenses) if it reasonably deems the Member poses compliance risks under securities laws, anti-money laundering regulations, anti-terrorism financing regulations, or other applicable laws and regulations. Such redemption may occur on terms the Manager believes to be, in good faith, fair and reasonable and may take into account facts and circumstances associated with the cause of redemption.

Side Letter Agreements:	The Manager anticipates that certain Investors may invest substantial amounts in the Company or may be members or Affiliates of the Sponsors. These Investors may be offered certain additional economic rights and other terms of their investment in the Company that differ from other Members. Pursuant to the authority under the Operating Agreement, the Manager may enter into “side” agreements with these Investors which provide that such Investors may receive more favorable investment terms. These agreements will always be allowable within the sole discretion of the Manager.

Risk Factors; Important Misc. Items:	An investment in the Company and the Company’s investment strategy involves significant risks, including those associated with investments in the Company’s targeted industry, market, and particular type of contemplated real estate investment; certain Members may even be subject to additional ERISA standards or additional tax risks as well. A Member could lose all or a substantial amount of their investment in the Company. See Section IX. “Investment Considerations” below in this Memorandum for a detailed (but non-exhaustive) list of risk factors.

End of Section. Memorandum continues on the following page.

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III. Company Objectives and Project Description

Company Objectives

The Company has already acquired the Property and begun construction/development. Ultimately, the Company’s objectives are to (i) preserve and protect the Company’s original invested capital, and (ii) produce investment returns for its Members.

The Company will be wound up at the earliest of (i) the occurrence of a sale of all or substantially all of the Company’s assets in a manner determined by the Manager in its sole discretion (likely at the end of the Commitment Term); or (ii) entry of a judicial decree of dissolution or the occurrence of a nonwaivable event requiring dissolution pursuant to Delaware law.

Of course, there can be no assurance that any of the foregoing objectives will be met or that the Property once acquired, will ever be sold, or sold on terms advantageous to the Company. In view thereof, Investors should approach an investment opportunity in this Company as illiquid and should be prepared to leave their investment in the Company until, at minimum, the Property is sold, and the Company wound down. See Section IX. “Investment Considerations.”

A more detailed discussion of the business plan the Manager intends to implement is set forth in Exhibit A – Project Materials.

Investment Strategy; Project Plan

The Sponsor has identified and acquired approximately 3 acres of land available for purchase in Olive Branch, Mississippi suitable for development of a hospitality real estate asset. The Project is classified as a “new development” or “new build” project. The Sponsor has already funded both the initial acquisition, the securing of the Loan, and the beginning of the development, and this Offering is intended to provide liquidity and recapitalization for the Project on an on-going basis.

In sum, the Sponsor, Onyx Hospitality, aims to capitalize on the sustained growth and strong market fundamentals in Olive Branch, Mississippi, by developing a 117-room Courtyard by Marriott that caters to both business and leisure travelers. Positioned in one of the fastest-growing cities in the Mid-South and minutes from Memphis, Tennessee, this project seeks to fill the gap in upscale lodging offerings in an undersupplied market. Onyx Hospitality leverages its extensive experience in developing premium-branded hotels to maximize returns through operational efficiency and brand loyalty. The Project is expected to generate a stabilized Net Operating Income (NOI) of $2.3 million by Year 6, with an anticipated exit sale price of $27 million, offering investors a projected 23.1% IRR and a 2.5x return on equity multiple. By aligning its strategy with demographic trends, corporate expansions, and surging demand for upscale accommodations, the Sponsor is well-positioned to deliver attractive risk-adjusted returns.

The Project Plan is currently as follows:

Q1 2024 – Project Initiation (COMPLETE):

●	Land acquisition completed.
●	Soft costs and permitting processes initiated.

Q2 2024 – Construction Mobilization (COMPLETE):

●	Site preparation and foundation work begins.
●	Coordination with contractors and suppliers secured.

Q3 2024/25 – Vertical Construction (ONGOING):

●	Structure erection, including framing and building envelope.
●	Plumbing, electrical, and HVAC installation underway.

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Q2 2025 – Interior Finishes:

●	Installation of FF&E (Furniture, Fixtures, and Equipment) and OS&E (Operating Supplies and Equipment).
●	Final inspections and quality control.

Q1 2026 – Completion & Opening:

●	Final walk-through and punch list resolution.
●	Grand opening and transition to operational management.

Year 1 – Stabilization Phase:

●	Focus on increasing occupancy and ADR (Average Daily Rate).
●	Marketing to key demand generators such as corporate travelers and logistics hubs.

Years 2–5 – Optimization & Growth:

●	Continuous improvement of operational efficiencies and revenue maximization.

Year 6 – Exit Strategy:

●	Targeted disposition of the asset at an anticipated price of $27 million, yielding an attractive return profile for investors. Of course, the above plan is anticipated, but not guaranteed. The Manager will have the authority to undertake other customary and necessary activities associated with, and incidental to, the Project. More information can be found in the attached Exhibit A – Project Materials, and the plan referenced above with respect to the Project is collectively referred to as the “Project Plan”. However, prospective investors should be aware that market conditions, viability of the Project Plan, and such other factors as outlined in this Memorandum, may greatly affect the Company’s currently contemplated strategy (see Section IX. “Investment Considerations” for a non-exhaustive list of potential risk factors). The Company cannot, and does not, guarantee the results of the Project Plan, and may modify the same in material ways without prior notice to Members.

IV. Sources and USES of Funds for the Project

The presently contemplated sources and uses of capital for this Project are set forth below. All prospective Investors are advised that the sources and uses figures presented are merely estimates and are subject to material change without notice to any Member.

Anticipated total Project cost: $[]

Sources of Funds

Debt	71.85%
Equity (from the proceeds of this Offering)	28.15%
Total	100%

Uses of Funds

Acquisition of the Property, including Closing Costs (ALREADY COMPLETE)	8.95%
Soft Costs	9.74%
Hard costs (including Developer Fee)	53.17%
FF&E/OS&E	20.43%
Financing Costs	1.28%
Reserves	6.43%
Total	100%

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V. REGULATORY Compliance

Securities Act Compliance

The Interests offered are considered “securities” as defined by securities law. The Securities Act requires that securities be registered with the SEC unless an exemption from registration is available. The Interests will not be registered under the Securities Act. Offers of Interests will be made in reliance on an exemption from registration pursuant to Rule 506(c) under Regulation D of the Securities Act. Other than filing the requisite notices with federal and state securities agencies on behalf of the Company, the Manager does not intend, nor will Members be entitled to require the Company, to qualify or register the Interests with any state or federal governmental securities agency. No reports will be made to any governmental agency under any federal or state securities laws other than informational reports and notices of the sale of securities as may be required pursuant to the applicable exemption.

The Interests will be considered “restricted securities” and may not be resold unless and until the Interests are subsequently registered under the Act and applicable state securities laws or unless appropriate exemptions from registration are available. In any event, Investors may not resell the Class A Shares for twelve (12) months from the date of purchase (and acceptance by the Company) pursuant to Rule 144 of the Securities Act. Further restrictions to resale and/or transfer are set forth in the Operating Agreement.

Eligible Investors and Suitability Standards

Interests are offered only to certain Accredited Investors.

In addition to the net worth, income, and investments standards described herein, each Member must have separate funds (other than their investment in this Company) adequate to (i) meet their own personal needs and contingencies, (ii) must have no need for prompt liquidity from their investment in the Company, (iii) can bear complete loss of their investment, and (iv) must purchase Interests for long-term investment for their own account only and not with a view to resale or distribution.

Each Subscriber, whether alone or with a purchaser representative, must also have sufficient knowledge and experience in financial and business matters generally, and in particular, commercial real estate, to be capable of evaluating the merits and risks of investing in the Company. Because of the restrictions on withdrawing funds from the Company and the risks of investment (some of which are discussed under Section IX. “Investment Considerations” below, an investment in the Company is not suitable for an investor that does not meet the suitability standards as outlined herein. A prospective Investor may not, however, rely on the Manager or the Sponsor to determine the suitability of its investment in the Company; they must consult with their own legal and financial advisors regarding the same. The Manager and the Sponsors assume no liability for a Subscriber’s decision to invest in the Company.

Representations and requests for information regarding the satisfaction of investor suitability standards are included in the Subscription Agreement as an accompanying Investor Suitability Questionnaire that each Subscriber must complete at the time of subscription. To ensure Investors meet the suitability requirements set forth herein and before selling Interests to any Investor, the Manager may make all inquiries reasonably necessary to satisfy itself that each Investor is so eligible.

Subscribers may also be required to provide additional evidence as deemed necessary by the Manager to substantiate information or representations contained in their respective Subscription Agreements. The standards set forth above are only minimum standards. The Manager reserves the right, in its exclusive discretion, to reject any Subscription Agreement for any reason, regardless of whether a Subscriber meets the suitability standards contained in this Memorandum. In addition, the Manager reserves the right, in its exclusive discretion, to waive minimum suitability standards not imposed by law. The Manager will impose suitability standards comparable to those contained in this Memorandum in connection with any resale or other Transfer of Interests permitted under the Operating Agreement.

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Restrictions on Bad Actors

Pursuant to Rule 506(d) of the Act, the Company may be prohibited from relying on Rule 506 exemptions if certain Persons including the Sponsors and any Investor who purchases 20% or more of the Company’s voting equity have been subject to certain disqualifying events (as defined by the SEC) including being convicted of, or are subject to court or administrative sanctions for securities fraud and/or misrepresentation, other violations regarding financial matters, and other specified laws (“Bad Actors”). Therefore, such Bad Actors who have been subject to such disqualifying events may not purchase more than 20% of the Company’s equity and may not participate in management or fundraising for the Fund.

Non-U.S. Investors

The Company may accept Investors under this Offering who are Non-U.S. Persons. However, the Company will take reasonable steps to ensure it does not sell to any prospective Investors found on the United States Department of Treasury’s Office of Foreign Assets Control (“OFAC”) “Specially Designated Nationals” or “Blocked Persons” lists. Furthermore, the Company will prohibit any resales or transfers to such designated individuals.

Additionally, no Interests shall be offered or sold to any Person who (i) is a person residing in a sanctioned country, (ii) is an organization controlled by a sanctioned country, (iii) is an agency of a sanctioned country, (iv) has 15% of its assets in the aggregate in a sanctioned country, and/or (v) derives more than 15% of its operating income from investments in, or transactions with sanctioned countries or persons on OFAC’s Specially Designated Nationals or Blocked Persons lists.

Investment Company Act and Investment Adviser Act Compliance

Under the Investment Company Act, companies engaged in the business of investing in securities are required to register with the SEC unless an exemption from registration is available. The Company expects to be definitionally exempt from the requirements of the Investment Company Act because it is in the business of owning, operating, and managing real estate, and not investing in securities. Thus, as an operating company and not an investment company, its activities do not subject the Company to the requirements of the Investment Company Act. However, in the event a regulatory body disagrees with this interpretation, the Company intends to secondarily rely on the exemption specified in Section 3(c)(5), which, pursuant to SEC guidance, is available to companies investing real estate-related assets and whose securities are not redeemable in the ordinary course.

Likewise, under the Investment Advisers Act, any Person in the business of and compensated for providing investment advice with respect to investment in securities must register as an investment adviser unless an exemption from registration is available. As the Company’s investments consist primarily of interest in real estate assets and not securities, neither the Manager nor any Sponsors are in the business of nor are compensated for providing advice with respect to investment in securities. Therefore, the Manager is not, and does not intend to become, a registered investment adviser or an exempt reporting adviser under the Investment Advisers Act, or under any state regulatory authority.

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Securities and Exchange Act Compliance

Interests are being offered and will be sold directly by the Manager on behalf of the Company. Under the Securities and Exchange Act of 1934 (the “Exchange Act”) no Person other than a broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) may induce or attempt to induce a sale or purchase of securities unless an exemption from registration is available. The Manager and the Sponsors are not and do not intend to register as broker-dealers in reliance on Rule 3a4-1 of the Exchange Act (the “Issuer Exemption”), which provides an exemption to associated persons of the issuer of securities provided that such associated persons, among other things, (i) are not Bad Actors, (ii) perform significant duties for the issuer after the Offering’s conclusion, and (iii) do not receive compensation in any form based directly or indirectly on securities transactions.

Plan of Distribution

Presently, no underwriters, brokers, dealers, or finders have been engaged by the Manager to offer or sell Interests. However, this does not preclude the Manager from engaging such third parties for this service in the future, always in the sole discretion of the Manager. In such an instance, commissions may be payable to these third parties and the current representations above in this Memorandum may change accordingly, and without notice.

Corporate Transparency Act Compliance

The Corporate Transparency Act (“CTA”), enacted by Congress in January 2021, imposes new beneficial ownership reporting requirements on newly formed and smaller existing domestic corporate entities. Such entities are also known as “reporting companies.” The CTA aims to combat money laundering, terrorist financing, and other illicit activities by requiring these entities to disclose information about their beneficial owners to the U.S. Department of the Treasury’s Financial Crimes Enforcement Network (“FinCEN”).

Under the CTA, a “beneficial owner” is defined as an individual who, directly or indirectly, (i) exercises substantial control over the entity, or (ii) holds, directly or indirectly, at least 25% of the equity interests in the entity. Certain entities, such as publicly traded companies, regulated financial institutions, and governmental authorities, are exempt from the reporting requirements. However, the Manager does not believe the Company is eligible to rely on such exemptions. Therefore, the Company may be deemed a reporting company and will thus be required to submit a report to FinCEN that includes the name, date of birth, current address, and unique identifying number (e.g., driver’s license number, passport number, FinCEN ID) of each beneficial owner.

Failure to comply with the CTA’s reporting requirements may result in civil and criminal penalties, including fines and, for ongoing significant violations, imprisonment. Investors should be aware that the Company will collect and maintain beneficial ownership information in accordance with the CTA and may be required to disclose such information to FinCEN or other regulatory authorities upon request. The Manager will be responsible for ensuring the Company’s compliance with the CTA’s reporting requirements. Any Investor who is or becomes a beneficial owner of the Company will be required to provide the necessary information to the Manager to facilitate the Company’s compliance with the CTA. In the event an Investor fails to provide such necessary information to the Manager, the subscription of such Investor may be refused or, alternatively, the applicable Investor may be redeemed by the Company.

Investors should note that the foregoing is only a summary of the CTA’s key provisions and requirements. Investors should consult their own legal and tax advisors to understand the full implications of the CTA on their investment in the Company and any additional reporting obligations they may have as Members of the Company.

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VI. Subscription Procedure

The Interests available hereunder will be sold on a “best efforts” basis within the discretion of the Manager. This means that the Company is not likely to close on any single Investor’s subscription until it receives aggregate commitments for a minimum amount determined by the Manager to be sufficient to undertake the Project. At that time, likely just prior to (or commensurate with) the closing of the purchase of the Property, the Manager will close on all reserved subscriptions it has received at once, and thereafter in several additional closings on a rolling basis (each a “Subscription Closing”).

To subscribe for Interests, a Subscriber must complete in full, execute and deliver to the Company a fully completed, dated and signed Operating Agreement and Subscription Agreement, together with (i) exhibits (including the Investor Suitability Questionnaire) (ii) any other documents requested by the Manager for the purpose of satisfying the Manager’s due diligence obligations and (iii) its Capital Contributions consistent with its subscription. Any Subscription Agreement that is submitted to the Company without all applicable submissions (or submissions otherwise contain incomplete information) will not be processed by the Company until submitted by the Subscriber. The delay could result in a Subscriber not being admitted to the Company.

Under the terms of the Subscription Documents, Subscribers and Members may, from time to time, at the discretion of the Manager, be required to provide representations, documentation, instruments, or information to facilitate their subscription, satisfy applicable anti-money laundering requirements, accredited investor status, investor sophistication, and for certain other purposes as may be reasonable or necessary.

The Manager reserves the right to accept or reject any subscription, in whole or in part, for any reason, including from eligible Subscribers. In the event the Manager refuses to accept a Subscriber’s subscription, any subscription funds received will be returned without interest or accrued profit/loss allocation. If in the judgement of the Manager the Company is unable to meet a sufficient amount sought under the Offering prior to acquiring the Property, then this Offering may terminate and any Subscriber funds received shall be returned, without interest, and no Interests shall be deemed sold.

Persons whose subscriptions are accepted by the Company will be admitted as Members of the Company and will have an equity interest therein. Each Interest includes the right of that Member to all benefits to which a Member may be entitled pursuant to the Operating Agreement and under applicable law, together with all obligations of the Member to comply with the terms and provisions of the Operating Agreement and applicable law.

In connection with completing the subscription procedures described above, each Subscriber must deposit their subscription amount into an account set up by the Manager in the Company’s name, or, if determined by the Manager, to a title company for purposes of closing on an investment transaction on behalf of, and in the name of, the Company. The Manager may maintain accounts at any bank or banks of their choosing, in its sole discretion. Prior to the closing or termination of the Offering, subscription amounts will be held in the account for the benefit of the Company and the applicable Subscribers.

Subsequent Offerings

The Manager also has the authority to admit additional Members in a Subsequent Offering at a later time, provided that such additional Members, in joining the Company, comply with the added terms as outlined in the Operating Agreement, which may include the payment of additional “true up” sums to capture the market-value change of the Company.

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VII. Details Regarding Management of the Project; SPONSORS

The Manager is responsible for the management and day-to-day administration and operations of the Company and the Project at-large. As discussed previously in this Memorandum, the Manager retains sole and exclusive authority to govern the Company and the Project. Absent express removable conduct on the part of the Manager, or an amendment which would adversely impact the economic rights of the Members, no Member shall be permitted, in their capacity as a Member, to participate in the business and affairs of the Company or the Project.

Key Persons of the Manager

The Company has no board of directors, officers, or employees but will be managed by the Manager. The Key Persons, which are the principal governing persons of the Manager and are Sponsors, are identified on a “look-through” basis (that is to say, each Key Person may have an entity in place for their position, but on a look-through basis, each Key Person, as an individual, is identified) in the table below and will act in similar roles to those of directors, executive officers, and significant employees of a corporation. Such Key Persons shall devote such time to the Company as is required to fulfill the Manager’s fiduciary obligation to the Company and its Members but are not obligated to devote their exclusive time. This list is current as of the date of this Memorandum, although the Manager may admit additional members to the Manager at any time.

Because the Company is newly formed, there is no financial reporting with respect to compensation during the previous fiscal year. The Manager will earn compensation as discussed below. The exact amounts that each Key Person may earn listed below cannot be determined at this time.

Name	Look-through position (within the Manager)
Sameet Patel	Managing Member
Nilesh Patel	Managing Member

Key Person Backgrounds

Background information on each of the Key Persons is included in the attached Exhibit A, including prior histories relevant to the Project. However, Investors should be aware that prior results are NOT indicative of future performance or future results, which may vary significantly; Investors are encouraged to conduct due diligence satisfactory to themselves with respect to each Key Person.

Third Party Professional Service Providers

M&W Law, PLLC is the counsel for the Company and the Manager (“Company Counsel”) but has not provided (and will not provide) any advisory or investment opinions regarding the Project, its offered terms, or the Property, and is NOT (and will NOT be) counsel for any prospective Investor. All prospective Investors are entitled to independent legal counsel in connection with their potential investment hereunder and are encouraged to engage with the same.

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The Manager will timely select an appropriate CPA (the “Accountant”) to service the Company and its tax and financial needs. The Manager will also timely select an appropriate fund administrator (an “Administrator”) whose purpose will be to ensure administrative tasks necessary for the responsible management of Investor’s and their capital are handled. The Manage may also elect to handle the same in-house. The Administrator is likely to utilize the Company Portal to help facilitate its administrative services.

The Manager has the right, in its sole discretion, to change the Company Counsel, Accountant, or Administrator at any time. The Members may be required, from time to time, to provide the Company Counsel, Accountant, or Administrator (if a third party) with such information as reasonably requested, including contact information, tax identification information, banking information, and other information reasonably required for the proper administration of the Company.

Each of the aforementioned providers to the Company shall provide and perform such services as are desired by the Company and/or as may be customary for such provider, including, without limitation, the preparation and filing of legal documents, tax returns, quarterly and annual reports, and other such services. As such, these providers are likely to receive and access confidential information provided to the Manager pertaining to Investor personal information. The Administrator shall also assist with the onboarding of all Investors.

Further and as discussed above, the Manager is engaging the services of an outsourced property manager (a “Property Manager”) to manage the Property on the ground, once operational. This means that the Manager will be relying heavily on the Property Manager to perform its services satisfactorily. The Manager will oversee the Project, provide oversight with respect to the Property Manager, and will take commercially reasonable steps to ensure satisfactory service, but it must be noted that the same cannot be guaranteed. Moreover, the Manager also has the authority to change Property Managers, engage in this role itself, or even hire another Affiliate to takeover the role of Property Manager.

Management Fees and Charges

The Manager will be entitled to the fees described in Section I of this Memorandum regardless of the success or profitability of the Company. None of the compensation described herein was determined by arm’s length negotiations. As a result, the Company may pay higher fees to the Manager and its Affiliates than it might otherwise pay to an independent third-party manager. Such compensation may create a conflict of interest. All Investors are advised to review and familiarize themselves with any fees payable to the Manager or Sponsors/Affiliates, and only invest if they approve of the same.

Reimbursement of Expenses

The Company will reimburse the Manager (or an Affiliate of the Manager) for any Operational and Organizational expenses the Manager or its Affiliate(s) incur in the conduct or management of the Project. However, the Company will not reimburse the Manager for the Manager’s general overhead expenses or for expenses the Manager incurs in the conduct or operation of its own business (as opposed to the Company’s business).

Note, again, that as the Property has already been acquired and development has commenced, all funded by the Sponsor and its associates. Thus, proceeds of this Offering will be utilized to recapitalize expenses placed by the Sponsor, as a reimbursement of the same.

Conflicts of Interest

IMPORTANT: The conflicts described below and in various parts of this Memorandum and any accompanying Exhibits and materials, and all future unknown conflicts, shall not be the basis of a violation of fiduciary responsibility by the Manager or the Sponsors to the Company and the Members. This Memorandum does not purport to identify all potential or certain conflicts of interest. All Members, in subscribing to the Company, will be required to waive claims against the Manager and the Sponsors related to conflicts in the Operating Agreement.

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For example, the Manager may hire personnel or engage third parties to run the operations of the Company or its assets who may be Affiliates of the Manager or the Sponsors. These Persons will be vetted and hired solely by the Manager and the other Members will not be active in the hiring process. This may cause a conflict of interest when the Manager is determining which service providers to use. Such Persons may receive salaries, wages, or fees for those services which may be commensurate with rates charged by local providers of such services, and those fees will be retained by those Persons, even if those Persons are Affiliates, and those fees will not offset fees or other expenses of the Company, including express fees outlined in the Operating Agreement due to the Manager. Neither the Company nor any Member shall be entitled to any interest or compensation for such Affiliate’s services.

Competition

The Manager and its principals, members, managers, officers, agents or Affiliates may be owners, managers, investors, partners, or employees of other businesses, including businesses with similar purposes and objectives to the Company, and which may engage in capital raising activities. The Manager may create and manage other investment funds or companies that have similar investment strategies and objectives.

It is possible that these other businesses will own and/or manage real estate in the same geographic location as the Property and may compete for tenants. Furthermore, it is possible that these other businesses will have funds to invest at the same time as the Company and may compete for the assets such funds are invested in. There will then exist conflicts of interest on the part of the Manager between the Company and the other businesses of the Manager. The Manager and/or its Affiliates may also acquire or develop real estate for their own accounts.

However, and in view of the foregoing, Investors are urged to take note that the Manager and its principals, members, managers, officers, agents or Affiliates will not be prohibited from engaging in business that so compete, or from providing other services (such as, for example, management or consulting) to other companies that may compete with the Company. Neither the Company nor any of the Members shall have any rights in such independent businesses, and the Manager and its principals, members, managers, officers, agents or Affiliates are under no obligation, legal or otherwise, to offer the Company or any Member the opportunity of operating, managing or investing in any other enterprises or services.

The Manager and its principals believe that each principal and/or employee will have sufficient time to discharge fully their respective responsibilities to the Company and to other business activities (including other investment entities) in which they are or may become involved. However, the Manager and its and its principals, members, managers, officers, agents or Affiliates need devote only so much time to the Company as is reasonably required within their discretion. Therefore, conflicts may arise in the allocation of the Manager’s or its members’ time among its other business activities.

Investment by the Sponsors

Some of the Sponsors may, but are not obligated to, invest in the project outside of the Manager entity. In other words, while the Manager entity is not itself investing capital, it being a non-Member Manager, some or all the Sponsors may be investing directly and personally (or through their own separate entities) as Class A Members in the Company. This is done to help align interests between the Investors and the Sponsors, and because the Sponsors have a high degree of confidence in the investment.

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If the Sponsors do invest as Class A Members, they will do so on the same terms and conditions as other Class A Members except that a) that the Manager may, in its sole discretion, allow a purchase of less than the minimum amount required to become a Class A Member, and b) the Sponsors may not be subject to promote/profit splits on themselves; that is to say, if a Sponsor is also a Member of the Manager, for tax purposes it may not make logical sense to have them split profits with themselves. However, the Sponsors do not have a legal obligation to do so and may ultimately not invest personally within their discretion. Investors should inquire about this point with the Manager directly.

Sponsors are Not Presently Bad Actors

As of the Effective Date of this Memorandum, with respect to all Sponsors, none of the following events have occurred that would have any material impact on the ability of those persons to serve in such position for the Company and the Manager:

1. None of the beneficial members of the Manager are disqualified from conducting an Offering under Regulation D of the Securities Act;

2. In the past 5 years, no beneficial member of management has been a debtor in a bankruptcy proceeding or had a receiver or similar person appointed to oversee the business or property of such individual;

3. In the past 2 years, no beneficial member of management was a partner in a partnership or an executive officer in a corporation or business association that was a debtor in a bankruptcy proceeding;

4. In the past 5 years, no beneficial member of management has been convicted in a felony criminal proceeding, or any other criminal proceeding related to financial crimes or fraud (excluding traffic violations and other minor offenses), nor has any beneficial member of management been found guilty by a civil, administrative, or agency ruling of violations of fiduciary responsibilities; and

5. As of the date of this Memorandum, neither the Company nor the Manager are involved in or subject to any pending litigation or claims that would have a material impact upon their ability to discharge their obligations as Manager to the Company.

In addition, neither the Company nor the Manager are currently involved in any litigation material to the Project. However, though certainly not intended, as time progresses the Sponsors cannot guarantee that they will become subject to any of the actions above. Should such events come to pass, the Manager will take reasonable steps to remove or correct those acts.

Fiduciary Duties; Exculpation and Indemnification

The Manager and the Sponsors will only be bound by the common law fiduciary duties of care and of loyalty. Investors should take particular note that the Manager will not be further held to any heightened or specific duties by operation of law or otherwise, the same being effectively waived by each Member when executing the Operating Agreement. Investors, therefore, should only invest in this Company if they understand, acknowledge, and agree to the same.

Neither the Manager, the Sponsors (including and especially the Key Persons), the Partnership Representative (as defined in the Operating Agreement), nor any of the foregoing’s respective members, managers, shareholders, partners, employees, directors, officers, advisors, consultants, personnel or agents or affiliates (collectively, “Indemnified Persons”) will be liable to the Company or any Member for any losses, liability, claims, damages or expense (“Losses”) so long as (i) that Indemnified Person acted in good faith and believed that conduct was in the best interests of the Company and (ii) that conduct did not constitute gross negligence, willful misconduct, bad faith, or fraud. The Indemnified Persons will also not be liable for any act or omission of third parties, except to the extent that any losses or damages caused by such third parties are primarily attributable to the Indemnified Persons’ gross negligence, willful misconduct, bad faith or fraud. In addition, the Company shall advance and pay the expenses incurred by the Indemnified Person in defending an actual or threatened civil or criminal action in advance of the final disposition of that action, provided that the Indemnified Person agrees to repay those expenses if found by final adjudication not to be entitled to indemnification. The Company may obtain insurance (at the Company’s expense) for the Indemnified Persons for any Losses except those attributable to conduct in the foregoing clause (ii).

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As a result of such indemnification Members may have a more limited right of action than they would have absent these provisions in the Operating Agreement. Any such indemnification shall only be recoverable out of the assets of the Company and not from any Member individually. A successful claim for such indemnification would deplete the Company’s assets by the amount paid.

VIII. Reports to Investors

Progress Reports

The Company is newly formed and does not have audited financial statements to provide as off the Effective Date. However, the Company’s fiscal year will end on December 31. Following the close of each fiscal year, within 90 days the Manager shall provide relevant financial statements (which may be audited or unaudited as applicable law requires) and a summary report regarding the Company’s previous fiscal year (subject, however, to extensions filed by the Manager of the Company’s tax returns which would also cause such reports to be delayed as reasonably necessary, or delays in the receipt of any information which the Manager requires to complete such reports).

Following the close of each fiscal quarter, the Manager will, within a reasonable time, also provide a summary report regarding the Company’s previous fiscal quarter and plans for the upcoming fiscal quarter. Note that these reports may not include financial statements.

Tax Reports

As a limited liability company (taxed as a partnership), the Company generally will not be subject to U.S. federal income tax, and each Member subject to U.S. income tax will be required to include in computing its U.S. federal income tax liability its allocable share of the items of income, gain, loss, and deduction of the Company, regardless of whether and to what extent distributions are made by the Company to that Member.

Within 90 days after the end of each fiscal year, or as soon as practicable thereafter by extension and discretion of the Manager, the Company expects to furnish to each Member sufficient information in the form of Schedule K-1s and related documents as is necessary for each Member to complete U.S. federal and state income tax returns with respect to its Interest, along with any other tax information required by law, provided, however, that the Manager may, within its discretion, elect to extend the Company’s tax filings, and consequently such Schedule K-1s may be delayed to the Members accordingly and as reasonably necessary.

Tax returns, Company reports, summaries, financials, and other relevant documents due to the Member may only be provided electronically by the Administrator or through the Company Portal. Notwithstanding the foregoing, the Manager may be excused from providing reports within the timeframe outlined above if it is delayed by acts or events outside of its control (e.g., force majeure events, as that term is commonly used).

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IX. COMPANY PORTAL; ELECTrONIC DELIVERY

Company Portal

The Company may, but is not obligated to, establish an online investor portal, website, or data room (the “Company Portal” or “Portal”) to provide investment updates, documents, and notices related to the offering. This may include, without limitation, business and financial updates, business plans, financial projections, capital calls, amendments to the Operating Agreement, and other investment-related information. Pursuant to the Operating and Subscription Agreements, Investors must consent to electronic delivery of documents through the Company Portal or other authorized methods, which consent may be withdrawn with advance written notice only.

Any information provided through the Portal or other authorized Company communication channels will be considered delivered to and received by the investor upon posting or delivery. Such information will be deemed accepted unless the investor objects in writing within the timeframe specified. Members are responsible for regularly checking the Portal and maintaining accurate contact information to receive electronic communications from the Company.

Electronic Delivery

By purchasing the Securities, investors consent to receive documents (including progress reports, financials, updates, tax return documents, and all other formal, informal, and official documents) electronically through the Company Portal or other authorized electronic delivery methods within the discretion of the Manager. Investors may withdraw consent for electronic delivery by providing advanced written notice to the Company, effective prospectively only.

X. Investment Considerations

An investment in the Company involves a significant amount of risk and is suitable only for Persons who, at minimum, meet the eligibility requirements specified in this Memorandum, who are of substantial means and have no immediate need for liquidity in the amount invested, and who understand and can afford a risk of loss of all or a substantial part of the investment. There can be no assurance that any returns will be realized or that a Member will receive a return of its capital. Accordingly, potential investors should carefully consider the following factors, among others, before making an investment in the Company.

The below listed items do not purport to be an all-inclusive or all-exhaustive list of risk factors associated with this Project and Offering. Prospective Investors should evaluate the merits and risks of an investment into the Company themselves, based on factors that are uniquely important to themselves. These risks may include certain risks relating to regulatory, operating, tax and investment matters, and each Investor should consult with their own professional advisor(s) (legal, financial, tax, or otherwise) to consider carefully the following factors.

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Real Estate Risks

Risks in the Real Estate Industry, Generally

Investment in real estate involves various risks which the Manager has little or no control of. Such risks could materially and adversely impact the value of the Company’s investments. Such risks include, without limitation: (i) failures in implementation of the Project Plan; (ii) downturns in national or local economic conditions which can result from a slowdown in the national or local economic growth and a longer than normal recovery; (iii) an increase in unemployment, a decline in population growth in the locality in which the investment is located, a change in the characteristics of the area in which the real property is located, restrictive governmental regulation, an oversupply of the asset class in which the Company invests and/or a decline in popularity of such asset class; (iv) changes in prospective tenant’s or prospective purchaser’s financial condition; (v) floods, fires, and other “acts of God” and other casualty risks, some of which are uninsurable; (vi) changing laws including environmental laws and changing state and local regulations; (v) changes in local and national governmental policies; (vii) changes in interest rates established by the Federal Reserve; and international crises; (viii) environmental contamination or liabilities; (ix) competition from new and existing properties which may result in lower occupancy levels; and (x) the continuing effects of the COVID-19 pandemic and other future pandemics.

Risks Associated with this Project, Specifically

The Property is in Olive Branch, Mississippi. While strategically located in one of the fastest-growing cities in the Mid-South, carries several geographic risks that Investors should consider. Although Olive Branch benefits from its proximity to Memphis, Tennessee, which drives demand from business and leisure travelers, any oversupply of hotel inventory in the greater Memphis area could exert downward pressure on occupancy rates and Average Daily Rates (ADR) at the Olive Branch location. The local economy of Olive Branch is heavily influenced by the logistics and manufacturing industries, with major employers such as FedEx, Williams-Sonoma, and Niagara Bottling. A downturn in these sectors or corporate relocations away from the region could significantly impact hotel demand. As part of the Southeastern United States, the region is vulnerable to severe weather events, including tornadoes, heavy storms, and flooding, which could disrupt operations, increase insurance premiums, and necessitate costly repairs. Changes in local zoning ordinances, building codes, or tax structures in Olive Branch or DeSoto County could impact the project’s cost structure and operating environment. While Olive Branch is experiencing rapid growth, demographic changes or shifts in travel patterns could affect the long-term sustainability of demand in the region. Given these geographic factors, maintaining strong brand affiliation and aligning with local economic trends will be critical in mitigating these risks and securing the project’s long-term success.

Moreover, as of the Effective Date of this Memorandum the general market conditions economy-wide are quite volatile, especially in real estate. A fluctuation in interest rates and other macro-economic factors will undoubtedly have an impact on the outlook of the Project. However, this Project has a specific time horizon during which time it is hoped that market conditions will stabilize or move in positive territory. Note of course, this cannot be guaranteed and will be entirely outside of the hands of the Manager.

More broadly speaking, cost increases and broader market and economic pressures would, of course, have a significant impact on the overall projected viability of the Project, and such factors are almost impossible to predict. Ultimately, prospective Investors should be well aware of the risks associated with the thesis contemplated by this Project prior to investing. Amongst these risks, and in no way exhaustively, is the strong reliance on an effective marketing plan and an effective team to implement the same. While the Manager will be overseeing the Project Plan, the Manager cannot guarantee that those the Manager hires to implement the plans will be effective in their services. A large part of the success of the Project will be attributable to the Manager’s ability to successfully implement the Project Plan and to raise revenues and generate value.

Risks Relating to Investments in Hospitality Real Estate, Generally

Investing in hospitality real estate can offer attractive returns, but it is inherently associated with a variety of risk factors that investors should carefully consider.

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The hospitality industry is highly sensitive to macroeconomic conditions. During economic downturns, corporate travel, tourism, and discretionary spending often decline, resulting in reduced occupancy rates, lower Average Daily Rates (ADR), and diminished revenue per available room (RevPAR). Conversely, while the industry can rebound during economic upswings, the timing and pace of recovery may be unpredictable. Hospitality assets often experience seasonal demand variations, with peak periods generating strong revenue and off-seasons seeing declines. Markets reliant on specific seasons (e.g., beach resorts or ski destinations) may suffer significant revenue dips during off-peak periods, creating cash flow instability.

The success of a hospitality asset hinges on the efficiency of day-to-day operations, including guest satisfaction, cost controls, and brand consistency. Poor management can lead to lower customer satisfaction, negative reviews, and declining occupancy. Franchised properties further rely on adherence to brand standards, and failure to meet these can result in termination of franchise agreements. Moreover, many hospitality properties operate under franchise agreements with well-known brands such as Marriott, Hilton, or Hyatt. While these brands provide access to reservation systems, marketing channels, and customer loyalty programs, failure to adhere to brand standards may result in the termination of the franchise agreement. Losing brand affiliation can severely impact revenue and asset value. Hospitality properties require continuous reinvestment to maintain their competitive edge, meet evolving customer preferences, and comply with franchise-mandated Property Improvement Plans (PIPs). Failure to allocate sufficient capital for upgrades and maintenance may erode asset value and reduce long-term revenue potential. Public health crises, such as pandemics, can cause widespread cancellations, reduced travel, and prolonged business disruptions. Such events may result in long-term changes to consumer travel patterns and business models, creating uncertainty for investors.

Risk of Development/Renovation Costs Increases

The Company’s business plan requires development and construction undertakings. The estimated cost for such improvements may increase due to unforeseen circumstances including but not limited to labor shortages or unrest and productivity issues, inclement weather, health and safety hazards, subcontractor default and change orders, and subcontractor supplies and equipment price increases. The cost of labor, supplies, parts, and resources may also significantly affect the outcome of the Project.

Title Risks

The Company plans to acquire the Property in fee simple, meaning it will hold full title and ownership rights (subject to any liens in favor of a lender, if applicable, and subject to any joint venture structures). However, a title company search could uncover defects, liens, or encumbrances impeding clean title transfer. Undiscovered easements or other third-party rights may also exist, limiting the Company’s control and use. While the title company will issue a title insurance policy, it may contain exceptions resulting in inadequate protection. To the Manager’s current knowledge, no material title defects or limitations exist. However, the possibility remains of undiscovered flaws preventing full marketability. If adverse title issues emerge, it could impair the Property’s value, limit financing options, and lead to potential litigation costs to resolve disputes. The Manager aims to mitigate risks by conducting thorough title due diligence prior to closing. However, latent title risks persist that could result in uninsurable losses.

Risks Associated with Environmental Concerns

When investing in real estate assets, potential environmental hazards and liabilities require consideration. Environmental hazards may be present naturally, or from prior land uses, improvements, or adjacent properties that are not discoverable even with commercially reasonable due diligence. Common concerns include asbestos, lead paint, mold, soil contamination, underground storage tanks, dangerous elemental presence, and buried hazardous materials. While the Manager intends to perform commercially reasonable environmental due diligence, including obtaining a Phase I Environmental Study Assessment (a Phase I ESA) if required by the Lender, real estate investments inherently carry potential environmental liabilities that cannot be easily eliminated (if at all). Investors should be aware of and prepared to accept risks from undiscovered contamination issues that may be costly to address. Even with insurance and risk management, environmental liabilities can affect returns.

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At present, the Manager does not have any indication of a material defect on the Property related to environmental hazards, however, this does not mean none exist. Depending on severity, environmental issues can negatively impact property value, development potential, revenues, ability to lease or sell, and suitability as collateral for financing. In the worst cases, environmental contamination can render a property unusable or require complete loss of the asset.

Moreover, real estate owners and operators may also be subject to a range of federal, state and local laws relating to environmental protection and health/safety. These laws impose responsibilities for site conditions regardless of fault or knowledge of contamination. As an owner, the Company could incur substantial costs for non-compliance, property damage, investigation, monitoring, removal and ongoing site remediation.

Due Diligence Risks

The Manager or its Affiliates will perform a level of due diligence on the Property it deems appropriate under the circumstances but cannot guarantee any standard thereof. In making the assessment and otherwise conducting customary due diligence, the Manager will rely on the resources available and, in some cases, investigations by third parties. There can be no assurance that all of the information the Manager reviews will be accurate or complete in all respects. Therefore, there can be no assurance that the due diligence processes the Manger undertakes will be sufficient, or that it will uncover all material facts that would be necessary to the Manager’s decision to acquire the Property or that the Manager will reach accurate conclusions about the information it reviews. Accordingly, all Investors should endeavor to undertake a level of due diligence that they feel appropriate for their own investment decision making calculus.

Lack of Diversification

The Company intends to invest in a single asset located in a single market. The risks the Company is exposed to from any potential events listed above may therefore be more pronounced due to a lack of diversified investments. If any of the above listed risks were to occur, the value of the Company and its asset may face a steeper decline than if the Company were to invest in more assets and/or diversify the geographic regions in which it invests.

Actions by Competitors

The Company will be in competition with other real estate owners, some of whom may have greater resources, including private and public REITS and other investment companies. Factors such as location, design, age, and quality of construction will influence this competition. If rivals offer lower rental rates, the Company could lose potential tenants and may need to lower its own rates to keep current tenants, which could negatively impact the Company’s financial performance and cash flow. Moreover, if competitors sell similar assets at lower valuations, it may hamper the Company’s ability to sell its assets at favorable prices or terms, or possibly at all.

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Risks from Operating Expenses and Inflation

The Company’s Operating Expenses, which include fees payable to the Manager and all third parties (including any Affiliates) may increase faster than income growth or may deplete budgeted reserves, reducing profitability. Factors such as economic downturns, poor property management, and deteriorating social conditions could reduce demand, increase vacancies, and prevent rental rate increases. Meanwhile, expenses including utilities, taxes, insurance, maintenance, and management costs may rise faster than revenues or reserves, especially under inflationary pressures. Inflation could also increase development and/or renovation costs needed for capital improvements and force the Company to increase capital expenditure. Higher interest rates on variable debt in an inflationary environment could also raise the Company’s debt servicing costs. If revenues fail to keep pace with rising costs, the Company may suffer declining profit margins over time which could lead to financial shortfalls. Moreover, insufficient cash flows could force the Company to inject additional equity, secure new financing, or liquidate assets earlier than planned. While keeping costs low and astutely executing the Project Plan helps mitigate risks, economic forces largely beyond the Company’s control may lead to a significant mismatch between revenues or projected values and expenses. Investors should be cognizant of inherent risks from inflation and the correlating rise of Operating Expenses outpacing revenues and/or reserves.

Insurance and Casualty Loss Risks

The Manager will determine appropriate insurance coverage, if any, for assets of this nature and location. However, certain risks may be uninsurable or available coverage insufficient. The Manager may ultimately decline to carry insurance coverage for the assets of the Company. If obtained, insurance for catastrophic losses from events like earthquakes, floods, hurricanes, and terrorist attacks may be either uninsurable or prohibitively expensive, therefore the Company could be underinsured for such losses. Even with adequate coverage, changing building or zoning codes, construction costs, and inflation may result in repair/replacement costs that exceed insurance claim proceeds. Certain risks like mold infestations, riots, criminal acts, and property devaluation over time may not be covered at all under insurance policies.

Insurance policies may have an overall cap on coverage, and insurable events may occur sequentially in time while subject to a single overall cap. To the extent insurance proceeds for one event are applied towards a cap and the Company experiences an insurable loss after the event, the Company’s receipts from an insurance policy may be diminished or the Company may not receive any insurance proceeds. Insurers may also deny claims or limit payouts for disputed amounts. In such cases, the Company may initiate lengthy and costly legal proceedings to compel insurers to pay, which may not result in an award of damages. Additionally, insurance companies experiencing financial distress may be unable to pay claims as expected or may leave the Company uninsured. This could force the Company to find alternative coverage at greater cost. Furthermore, the Manager or an insurance company, through insufficient oversight measures, may inadvertently allow a policy to lapse, which could leave the Company exposed to substantial uninsured losses.

Risk of Eminent Domain

Municipalities and other government subdivisions may, in certain circumstances, seek to acquire the Property through eminent domain proceedings. While the Company may seek to contest these proceedings, which may be costly and may divert the attention of management from the operation of the Project, there can be no assurance that a municipality or other government subdivision will not succeed in acquiring the Property. There is a risk that the Company will not receive adequate compensation for Property, or that the Property will not be able to recover all charges associated with divesting the Property, meaning in turn, the Company will not recover its investment. If the government acquires the real estate owned by the Company through eminent domain, the compensation paid may be inadequate in several respects: (i) the amount may fail to fully reimburse the capital invested by the Company, (ii) the compensation may not cover reasonable costs and losses associated with the forced divestment, such as relocation expenses or lost revenues during the transition period, and (iii) the amount may fail to compensate the Company for anticipated economic returns, expenditures, lost opportunities, profit, or appreciation had the taking not occurred.

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Risks Due to Force Majeure Events

Real estate owners such as the Company face unpredictable risks from events broadly referred to as “force majeure.” Such uncontrollable events include natural disasters, severe weather, fires, flooding, wars, riots, civil unrest, labor stoppages, supply chain disruptions, “acts of God”, and global health crises. Force majeure events can significantly impair a real estate project’s viability in multiple ways. Such impacts will almost always be material, and may include (but are not limited to) impacts to labor and employment (including contractors the Company may engage), the closure of non-essential businesses (which may include businesses the Company engages in to implement its business plan), the delay and closure of foreclosure/default/eviction proceedings with respect to real estate holdings and lending ventures, and total loss of property, assets, operations, and values. The effects often have long-lasting economic consequences that may not be fully experienced until months or years later. Recent examples such as the COVID-19 pandemic demonstrate how global health pandemics can lead to widespread loss of livelihoods and prolonged financial turmoil across many industries. While the outcomes and responses related to specific events like health crises cannot be predicted, Investors should be cognizant of the inherent risks major exogenous shocks pose to the Company’s success.

Even with insurance, changing building codes and construction costs may result in repair/replacement expenses above claim payouts for such catastrophic events. Properties rendered unusable or value-impaired by disasters may continue generating negative cash flows from ongoing expenses and debt service obligations. Loss of rents and diminished property value from such events can have significant adverse effects on the financial performance and condition of real estate investments.

Liquidity and Disposition Risks

Real estate assets tend to be less liquid than financial instruments such as stocks and bonds. Factors constraining disposition opportunities include, without limitation, a lack of potential buyers, asset condition, geographic location, macroeconomic environment, and regulatory issues. These variables make it difficult to sell properties quickly or at optimal valuations. The Manager intends to sell the Property based on market factors, but economic shifts could require an unexpectedly prolonged and possibly indefinite holding period. Carrying costs including taxes, maintenance, and repairs accumulate during lengthy marketing periods, eroding returns. The Manager may also be forced to sell below projected valuations. Despite the Manager’s targeted exit strategy, investors should be prepared to have capital tied up for an indefinite period as opportunities to sell on acceptable terms may be limited. While the Manager aims to maximize returns, inherent illiquidity risks beyond its control could result in lower-than-expected proceeds upon disposition. There is also no secondary market for the Securities sold under this Offering, and transferability and redemption are highly restricted to the Manager’s discretion.

Ultimately, when disposing of real estate assets, sellers often must make representations and warranties concerning a property’s finances and condition. If the Company sells the Property, it may have to make statements about factors such as cash flows, expenses, contracts, compliance, tenants, environmental status, and condition of improvements. If any representations turn out to be inaccurate or incomplete in a material way – even inadvertently – the Company may be liable to a buyer for damages related to the mismatch between statements and actual circumstances. The Company may need to hold back sale proceeds in escrow or reserves to cover potential legal and indemnity claims emerging post-closing. Contingent liabilities also include indemnities if the Company retains any operating obligations after disposition. Such latent issues could lead to legal liabilities reducing sale proceeds and returns to Investors, if not also delayed final liquidation returns. The possibility of unknown contingent liabilities complicates efforts to maximize disposition proceeds in a timely manner and distribute the highest share to Investors.

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Real Estate Financing Risks

Failing to Initially Raise Enough Equity Capital

This Offering is being conducted on a “best efforts” basis. No guarantee can be given that sufficient capital will be raised to meet the Company’s objectives, even initially to acquire the Property. If the Company fails to raise enough capital, the Manager may, in its sole discretion, return the funds to the Investors, without interest or accrued returns, in which case, Investors would have lost the ability to invest funds elsewhere during that time.

Need for Additional Capital – Equity or Financing; Capital Calls

Even if this Offering is successful in raising sufficient capital for the Company’s anticipated needs, the Company might later require more capital, whether to finance cost overruns, to cover cash flow shortfalls, or otherwise. There is no assurance that additional capital will be available at the times or in the amounts needed, or that if capital is available it will be available on acceptable terms. For example, if capital is available in the form of a loan, the loan might bear interest at very high rates, or if capital is available in the form of equity, new investors might have rights superior to those of existing Members and may cause dilution; the Company does not presently offer pre-emptive rights.

Moreover, if the Manager elects to issue a Capital Call for property protection expenses, it will be binding on existing Members. This means that a) Investors should be prepared that this investment may require follow on capital beyond what they originally intended to invest, and b) Investors should be aware that a failure to participate in the duly noticed Capital Call will result in existing Members being diluted, at the least, and subject to additional punitive penalties at the most (including but not limited to default fees assessed against distributions owed, forced loans in favor of non-defaulting participating Members, and relegation of distribution rights behind non-defaulting Members). These items are properly stated in the Operating Agreement and all Investors should review the same before committing to an investment in the Company.

Ultimately, however, if the Company requires additional capital and is unable to properly or timely source it in any capacity, it may have a significant negative impact on the value of the Company’s investment and the Project Plan may ultimately fail, resulting in a loss of investment for all participants.

Risks of Using Debt as Leverage

In addition to the equity funds raised in this Offering, the Manager anticipates obtaining financing from private or institutional Lenders (i.e., debt) as leverage to purchase the Property and/or complete the Project Plan. All debt service obligations (e.g., payment of principal, interest, fees, and other obligations) are considered Operating Expenses of the Company and will be paid before any profits are calculated or distributed. In other words, all debt repayment (including interest and fees), comes before distributions to Members. In this case, any Lender the Company engages with will require the Company pledge, as a first position priority lien, the Property as security in favor of the Lender. Should the Company default on any of its obligations to a Lender for any reason (including, non-exhaustively, due to any of the risks disclosed in this Memorandum), such Lender would have a right to foreclose on the Property and take it away from the Company to sell or keep for itself. For example, a decrease in the revenues of the Property may materially and adversely affect the Property’s cash flow such that future cash flows may be insufficient to make debt service payments on the debt and also cover other Operating Expenses. If the revenue from the Property is insufficient to pay any debt payments and operating expenses, the Company would have to use working capital or seek additional funds, and there can be no assurances that additional funds would be available if needed, or, if such funds were available, that they would be available on acceptable terms. If the Company cannot make debt payments, a lender could foreclose on the Property and Investors would be likely to lose some or all of their investment. In such an event, there is no assurance or guarantee that the Lender will itself be made whole and may then come after any guarantor for deficiencies, or that any proceeds of an ultimate third-party sale by the Lender would be sufficient to make the Company’s investment in the Property whole let alone generate a profit back to the Company. In an instance of foreclosure, it is highly likely that the Project will fail entirely, and all investment will be lost.

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Moreover, there is no guarantee that the terms of such debt financing will ultimately be favorable to the Company but may nevertheless be deemed necessary by the Manager to achieve the Company objectives. There is also a risk that a lender may not provide additional draws, provide due reimbursements, or otherwise uphold its contractual obligations timely. A Lender may also elect to hold back funds for reasons of its own volition or may increase reserve requirements of the Company. If the Lender does not properly release funds as and when required, or if greater reserves are required, the Project’s cash flows and operational budgets can be adversely affected, resulting in delays or other serious detriments to the outcome of the Project. There is also the risk that at the time of sale of the Property, the sales proceeds may be less than the amount needed to pay off the total remaining balance of the debt.

Risk of Loss of Control in Debt Financing

A Lender may require the Company to agree to various control provisions in favor of the Lender should the Company default on its obligations under a Loan (and the accompanying loan documents). Such controls may include the following:

1. A Deposit Account Control Agreement (a “DACA”). The Loan may require the Company to enter into a DACA or similar cash control provisions between the Company’s bank and the Lender. A DACA generally provides that should the Borrower (the Company) default on its obligations under the Loan, the Lender will have the ability to take control of the operating accounts of the Borrower, which includes rent rolls and other Project income. In such an event, the Lender and not the Manager would be in control of the Company’s accounts and operational management. While a DACA will more than likely provide that the Lender must only offset amounts owed to it with the rest still due to the Company, it is not guaranteed as the terms of a DACA may not be finalized until the day of the takeover of the Property, or possibly even thereafter. All investors should be aware of this “cash trap” potential as it may negatively and adversely affect and impact the success of the Project.

2. Loan Agreement Controls. In obtaining the Loan, the Company will have to agree to additional Loan Agreements, which are likely to provide for general control provisions providing for management takeover, governance, and operational control of the Property should the Company default on its Loan obligations. None of these terms are likely to be finalized until the closing of a Loan, and so cannot be shared with specificity until final.

Risk of Increased Interest Rates

Many commercial loans in the present market require variable as opposed to fixed interest rates. With a variable rate loan, the interest rates can increase substantially due to market conditions beyond the control of the Manager. The Manager can therefore give no assurance that interest rates on the loans it obtains will not rise substantially. A rise in interest rates may increase the working capital needed to make its debt service payments, harming the budget and overall Project Plan and anticipated returns. Additionally, higher interest rates could negatively impact the market value of the Property and the ability of prospective purchasers to finance the acquisition of the Property from the Company, thus causing the holding period to be longer than projected and negatively impacting Investors’ overall returns. Even on fixed interest rates, if economic conditions worsen and the Company is forced to extend, refinance, or otherwise modify a Loan, the same interest rates may not apply and instead the Company may be left with higher rates. In such an event, all of the aforementioned issues will be present, and the Project may be at risk.

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Refinance Risk

The Manager may elect, for strategic reasons, that a refinance of its present debt (if any by such time) is necessary. It is also possible that by such time, the Company may have only repaid a small portion of the principal of the Company’s prior debt, meaning a large portion of refinanced funds may not be available to pay down Member investments, but rather the prior debt. Moreover, at the time the debt must be paid off if the customary capitalization rate used for valuing a Property is substantially higher than today, then the Property might be valued substantially lower, and the debt to value ratio allowed by Lenders might not allow a new Loan amount sufficient to pay off the existing debt. The Company may either (i) not be able to refinance existing debt, or (ii) the terms of any refinancing may not be as favorable as the terms of its existing debt. This risk may be exacerbated by continued lagging growth and future adverse economic conditions. If the Company is unable to refinance or extend principal payments due at maturity, then the Company may not be able to repay all such maturing debt which could result in the Company prematurely selling its assets and not being able to make distributions to the Members. Furthermore, if prevailing interest rates or other factors at the time of refinancing result in higher interest rates upon refinancing, then the interest expense relating to that refinanced indebtedness would increase and the Project’s financial forecast could be materially and adversely affected.

Operating Risks

Reliance on the Manager

The Manager will exercise full control over all activities relating to the Company and the Project, and Members will have no control of the day-to-day operations or fundamental/major decisions of the Company, including Project investment and disposition decisions. Members will only be afforded participation where expressly allowed under the Operating Agreement, which generally only involves amendments adversely impacting a Member’s economic interests, or to remove and replace the Manager for Cause or upon its resignation. The Members will also not receive the same detailed financial or Project-level information that is typically available to the Manager. Accordingly, Investors will have to rely almost exclusively upon the judgment of the Manager (by and through the Key Persons and/or the Sponsors) regarding every aspect of the Project and should invest only if they are confident in the Manager’s ability to undertake the Project.

In this regard, the Manager and the Sponsors cannot give, and expressly do not give, any assurance that the Company will operate profitably or achieve targeted returns, or that the Project will achieve any level of success. The Manager is a small company with few Sponsors; the loss of a key team member could significantly damage the Company’s operations and investment strategy execution. There may also be unknown facts or circumstances about the Manager or the Sponsors that are not disclosed to Investors or the public. The information provided by the Manager may not include all the details that an Investor may want in order to properly evaluate the Manager’s abilities, experience, and qualifications to manage the Company profitably. In short, the Company’s success depends largely on the Manager’s continued service and ability to properly evaluate investments and manage operations. If the Manager fails to fulfill its obligations, it could materially and adversely impact the Company. Therefore, Investors should, if they feel so inclined, conduct thorough due diligence independently and not rely solely on information provided by the Manager in assessing the Manager’s capabilities. All prospective Investors should only invest if they believe in the good faith integrity of the Sponsors.

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The Operating Agreement also provides for indemnification of the Manager and their affiliates and the advancement of certain expenses for any losses for which the Manager is absolved from liability under the terms of the Operating Agreement. While the Manager would be required to reimburse the Company for any advanced expenses incurred if the Manager is found to have committed Cause, such a process can take a significant amount of time and resources to fully adjudicate, during which time the Company will be responsible for such expenses.

Risks of Relying on Third Parties

As mentioned above in this Memorandum, The Company may engage third parties (such as property managers, accountants, attorneys, administrators, construction companies, etc.) to provide material and significant services necessary to a successful Project outcome. While the Manager intends to oversee all third-party service providers, it cannot guarantee the results satisfactory performance of their services as it may not actively govern and be responsible for them. Even if a third-party is an Affiliate of a Sponsor, that Sponsor may not directly govern or control the operations of that third-party. Accordingly, if such third party performs poorly or becomes unable to fulfill its obligations timely or with satisfaction, the Company’s business could be disrupted. Disputes between the Company and such third-party service providers could also disrupt the business and may result in litigation or other forms of legal proceedings, which could require the Company to expend significant time, money, and other resources. In the event of a dispute, the third party may even – with or without merit – place a mechanics or workman’s lien on the Property, affecting the Company’s ability to later sell or market the Property without first settling such disputes. The Company might also be subject to, or become liable for, legal claims by tenants or other parties relating to work performed by the third-party service providers, even if the Company has sought to limit or disclaim its liability for such claims or have sought to insure itself against such claims. The Company may or may not carry insurance sufficient to cover any of these circumstances and the Company’s overall performance may significantly be harmed or delayed by such disruptions.

Lack of Operating History; Limited Information to Prospective Investors and Future Members

The Company was recently formed and has no operating history, meaning there is less historical performance data, third-party evaluations, comprehensive operations data, and other detailed information available compared to other investments. This could restrict the Investor’s ability to fully assess the risks and potential of the investment and Investors cannot evaluate the merits of this investment based on the past performance of the Company. All Investors are invited to request any available (to the extent any at all exists) operating history and financial documentation regarding the Company and the Project from the Manager. The Manager will endeavor to provide what information it deems feasible, subject to any confidentiality and protective measures within its discretion.

Prospective Investors will need to make an investment decision with limited information compared to other investment opportunities. Accordingly, an investment decision to purchase the Interests must be made based solely on an Investor’s own assessment of the Project, the Sponsors, the Company, and the Property utilizing information available, which may not include information that in the context of other investment decisions might be a necessary part of an Investor’s appraisal of the investment’s suitability. The information provided may not include the same level of detail on operations, financials, management, and risks that may be available in other investment opportunities such as publicly traded stocks, assets, or commodities.

As a result of the limited information, Investors take on additional risks and uncertainty. With incomplete data, there is heightened potential that actual investment performance will differ from Investor expectations. Therefore, Investors must be prepared to make an investment decision despite imperfect information compared to alternative investment opportunities. The Manager encourages Investors to perform in-depth due diligence to gather supplementary data that may allow for a more informed decision. However, Investors must be comfortable with the risk that unknown factors could still lead to unexpected losses.

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While the Company will provide Investors with periodic statements concerning the Company and its business, it will not provide nearly all of the information that would be required of a public reporting company, which means Members will not receive such periodic updates as they may expect in other investment opportunities. More reliance and trust must be placed on the Manager when investing in such private opportunities.

Accuracy of Information; Forward-Looking Statements and Projections Could Be Wrong

Certain of the factual statements made in this Memorandum and its Exhibits, any diligence information requested and provided, and any supplemental information are based upon information from various sources believed by the Manager to be reliable. However, the Manager may not have independently verified any of the information and will have no liability for any inaccuracy or inadequacy of the information. No independent third-party professionals have been engaged to provide: (i) advisory opinions on the outlook and anticipated future performance of the Company or its investments; (ii) to provide any opinion on, or verify any statements relating to, the experience, track record, skills, contacts, or other attributes of the Manager or the Sponsors; or (iii) the veracity or completeness of projected returns. While all the information in this Memorandum is presented by the Manager in good faith, there can be no assurance that explicit or implicit valuations of any Interests or of the Company provided under this Memorandum reflect true fair market value.

Prior to deploying capital, the Manager will make significant estimates and assumptions, including the time it will take to make an acquisition and the time between acquisition and having it fully developed, improved, operated (including leased), and ultimately sold and liquidated. Other assumptions may be made concerning the annual Operating Expenses, estimated future sales price, rental rates, and tenant default rates. Over time, assumptions the Manager makes may prove to have been incorrect, and unanticipated events and circumstances may occur. A variety of factors could cause results to differ materially from projections and could cause the Company to overpay for a Property, surcharge its working capital budget, or overvalue a Property. Therefore, there are likely to be differences between projected results and actual results, and the differences could be material and not in favor of investment success.

While the Manager may make such financial projections available to prospective investors and may (but is not obligated to) provide updated or accurate information during the course of the Project, INVESTORS MUST NOTE THAT ALL SUCH FINANCIAL AND PROJECT PROJECTIONS AND ANALYSIS ARE PROVIDED “AS IS” AND ARE FORWARD-LOOKING STATEMENTS. THE COMPANY, THE MANAGER, AND THE SPONSORS DO NOT, AND CANNOT, GUARANTEE THE ACCURACY, COMPLETENESS, OR VIABILITY OF SUCH PROJECTIONS AND CALCULATIONS – INVESTORS MUST NOT UNDULY RELY ON SUCH INFORMATION BUT SHOULD INSTEAD CONDUCT THEIR OWN DUE DILLIGENCE AND REFLECT ON THE UNDERLYING ASSUMPTIONS IN THOSE PROJECTIONS TO A DEGREE SATISFACTORY TO THEMSELVES PRIOR TO MAKING AN INVESTMENT DECISION HEREUNDER. The Manager will not be liable for any inaccuracies or incompleteness in its projections regarding the Project.

Limited Financial Updates

Specifically in-line with the aforementioned risk of forward-looking statements, the Company will endeavor to provide financial and other updates regarding the Company and the Project’s performance to the Members in accordance with the Operating Agreement on an ongoing basis. In large part, the Company will only have information to report when the same is received by it from its underlying service providers. The Manager cannot guarantee the frequency, content, accuracy, completeness, or materiality of any information it receives and similarly delivers to the Members. Neither the Company, the Manager, nor any of their Affiliates may be able to verify the veracity or completeness of any information that is made available, whether before the Project commences or during the investment period. Additionally, neither the Company, the Manager, the Sponsors, nor any of their Affiliates make any representation or warranty that the data or information provided is complete, correct, or accurately reflective of the Company or its investment’s performance.

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No Assurance of Profit or Distributions

There is no assurance that the Company’s investments will be profitable or that any distributions will be made to the Members at all. Distributions during operations are likely only to be available to the extent revenue exceeds expenses (which may include unforeseen expenses that may arise). Additionally, even if there is available cash from operations, the Manager may in its sole discretion cause the Company to retain some or all of such funds for working capital purposes, further renovations, reserves, or any other purpose the Manager deems necessary to carry out the Project. Therefore, there can be no assurance as to if or when there will be any distributions available from operations.

Additionally, distribution of proceeds resulting from a Capital Event will only be available after all obligations (including any debts) are satisfied by the Company and after all expenses related to the Capital Event are paid. In the event obligations and expenses exceed proceeds from a Capital Event, Members may not receive distributions from such an event. Accordingly, there can be no guarantee that Members will receive a return of their Capital Contributions or any profits resulting from a Capital Event.

Risks in Utilizing SPEs

Within the discretion of the Manager, the Property may not be directly owned by the Company, but instead by an SPE, which the Company would be the 100% owner of unless a Co-Ownership opportunity is offered by the Manager. The utilization of an SPE has many advantages, including the ability to separate the borrower (as a borrower) and the Property owner, from the “investment fund” arm of the Project (i.e., the Company). However, this also means that there may be multiple layers of ownership and corporate structuring between a Member and the Property itself. Though an SPE would be owned by the Company and managed directly by the Manager (absent Co-Ownership circumstances), legally speaking it would be an independent going concern. An SPE would also be subject to further restrictions and potential liabilities due to the nature of it being the borrower, which risks will be imputed from an SPE to this Company.

Risk of Co-Investing; Side-Cars, Joint Ventures, and Preferred Equity Partners

While it is not presently contemplated, the Company may structure the purchase of the Property as a joint venture (side-car), which may involve “preferred equity” or “mezzanine equity” partners in a drop-down co-ownership structure, or may elect to acquire the Property via a “tenants in common” structure, the participants of any of the foregoing, including this Company, referred to as “Co-Owners.” Any co-ownership structure is likely to be in the form of an SPE or by way of a Tenants in Common Agreement (a “TIC Agreement”), except instead of the Company owning an SPE or the Property outright, it would only be owned in part by the Company and in-part by other Co-Owners. This means that profits and losses of the Project would not originate within the Company or a wholly owned SPE, but rather at the Co-Owner entity level of which the Company may be but one Co-Owner. The risks associated with such co-investing include, without limitation, the following:

1. Any Co-Owner vehicle is likely to have its own terms regarding management and distribution of profits/losses; the Manager may not retain exclusive governance but may have to share at least major decision making with all Co-Owners on a majority-vote or consent basis, and distributions may not be on a pro rata basis where some Co-Owners may be entitled to priority distribution before the Company itself is;

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2. The Company’s interests may be subordinate to both general and secured creditors of the Company’s assets. This subordination could increase the Company’s risk of loss;

3. The Company’s, and therefore the Members’ interests and rights in the Project may be subordinate to the rights of some or all Co-Owners.

4. Any agreement entered into between the Company and the Co-Owners may limit the Company’s control with respect to the management of the Project including, without limitation, when to sell or refinance the Property.

5. Co-Owners might have economic and/or other business interests or goals which are inconsistent with the business interests or goals of the Company.

6. In certain circumstances, the Company may be liable for the actions of the Co-Owners. Actions taken by the Co-Owners may subject the Company to liabilities in excess of or other than those contemplated by the Manager.

7. In the event of bankruptcy, insolvency, disability or dissolution of the Co-Owners, the Company may be required to purchase the interests of the Co-Owners. The Company may have insufficient funds or otherwise be unable to finance such a buy-out and may be required to liquidate some or all of the Company’s assets to finance such a purchase.

8. Conflicts, disputes, or deadlocks may arise between the Company/Manager and the Co-Owners. The Company may incur significant costs to resolve such disputes.

9. The Co-Owners may receive additional compensation in connection with the joint-venture which could decrease the revenue the Company receives.

10. The Company may not be able to sell the Company’s interest in an asset on a timely basis or on acceptable terms if an exit from the venture is desired for any reason, particularly if the interest is subject to the right of first refusal of the Co-Owners.

Litigation Risks

The Company, its assets, and key personnel may be subject to various litigation risks for reasons such as injuries sustained by persons on the premises (including tenants, if any) or other third-parties, or other disputes. The Company, its affiliates, or principles may be named as defendants in legal actions. Even if unsuccessful or without merit, litigation can be costly, time-consuming, and divert management resources. Beyond direct costs, litigation involving the Company could harm business relationships, Company reputation, and investor confidence. If an adverse judgment is awarded, the Company’s assets – including the Property – may be used to satisfy liabilities and obligations, negatively impacting Investors. All businesses are susceptible to litigation, and this risk should be carefully evaluated by potential Investors along with other risks associated with the Company.

Digital Security & Data Risks

The Company and its operations may also be subject to numerous digital and cyber security risks. Increasingly across all industries and sectors, hacking, malicious cyber-ware, malware, ransomware, and other forms of digital crime are on the rise and poses a risk to all companies. While the Company will take reasonable steps to safeguard its digital information, which includes the storage of data pertaining to the Company, this Offering, and even Member/Subscriber data, it cannot guarantee that such data will remain safe at all times. The data collected and stored by the Company may be hacked, stolen, or held for ransom by malicious actors beyond the control of the Company or any of the third-party data providers the Company may elect to utilize from time to time. Investors should carefully consider these risks – risks that pertain to every industry – prior to subscribing and providing data to the Company and the Manager (which will ultimately be shared with the Company’s duly authorized third-party service providers as necessary).

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Banking Risks

Members will likely be required to deposit their subscription amount into an account set up by the Manager in the Company’s name, or, if determined by the Manager, directly to a title company for purposes of closing on an investment transaction on behalf of, and in the name of, the Company or its SPE. While the Manager may maintain accounts at any bank or banks of its choosing in its sole discretion that are insured under the Federal Deposit Insurance Corporation (“FDIC”), it cannot and does not guarantee the safety of those funds other than what is guaranteed to the Company by the FDIC. Banks, even the most reputable ones, may crash; market conditions may result in significant liquidity strains, and other factors may occur beyond the control of the Manager.

Moreover, the Manager may elect to place certain contingency funds in high yield savings accounts (such as a money market account or certificate of deposit), treasury bonds, or other non-FDIC insured holdings to ensure that inflation or other economic factors are not adversely affecting Company funds that remain undeployed or held in reserve. In those situations, the Manager cannot guarantee the security of those funds, as the same may be subject to market volatility. Note that any such funds invested in this manner will not, and do not, constitute a material component of the Project Plan and is not intended to create a managed investment portfolio on behalf of any Investor.

Securities and Structure Risks

Long-term Investment

An investment in the Company is a long-term commitment. There is not now, and there is not expected to later be, a public or secondary market for the Interests. Note that specifically the Interests will be deemed “restricted securities” under the Securities Act, and at a minimum may not be sold or transferred for at least twelve (12) months. Moreover, Interests may not be assigned, transferred or encumbered without a valid exemption from registration under the Securities Act, and in most cases, additionally with the prior written consent of the Manager, which may withhold, condition, or delay such consent in its sole discretion.

Accordingly, a Member may not be able to liquidate its investment and must be prepared to bear the risks of owning its Interest for an extended and potentially indefinite period of time. The inability to transfer Interests in the Company may limit the availability of estate planning strategies. However, the Manager has discretion in unilaterally exercising its right of redemption over a Member’s Interests. Investors face involuntary withdrawal risk if deemed high risk by the Manager’s standards, which include for compliance purposes.

Arbitrary and Speculative Unit Price

The price of the Interests has been arbitrarily determined by the Manager based primarily on the overall capital requirement to undertake the Project, including as a result of this Offering, the cost of organizing the Company, the amount the Manager anticipates the Company needs to meet the Company’s investment objectives, and other financial considerations. The Offering price of Interests is not necessarily indicative of the value of the Company, the Interests, or any or all of the Company’s asset(s) and are extremely speculative in nature. The Company cannot assure that any Interests, if transferable, can be sold for the Offering price or any amount.

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Risks Associated with Different Membership Classes; Side Letter Agreements

Having different Membership Classes is fairly common to such investment opportunities, but prospective Investors should be well aware of such structure and inherent risks involved. In this case, each Class has separate economic rights (and in some instances, additional governance rights) governed by the terms of each Membership Class. Note further that certain Investors may negotiate for and receive additional and preferential economic, governance, or inspection rights that other Members generally are not entitled to. The Manager is permitted to enter into such “side letter agreements” if it determines it in the best interests of the Company and need not offer the same additional benefits to any other Investor.

Interests Not Registered, Company Not Registered; Manager and Sponsor not Registered

The Fund is not expected to be registered under the Investment Company Act because it is definitionally an operating company in the business of owning, operating, and managing real estate assets and investing in securities. However, the Manager cannot guarantee that applicable regulatory authorities will agree with this interpretation. As a secondary precaution in the event it is determined that the Company might otherwise be subject to the Investment Company Act, the Company would then take the position that it is exempt from registration under the Investment Company Act by way of the exemption specified in Section 3(c)(5), which, pursuant to SEC guidance, is available to companies investing in real estate related assets and not securities. Moreover, in either instance, neither the Manager, nor the Sponsors, nor any of their respective affiliates are in the business of advising the Company on investments in securities and thus are not, and are not expected to be, state or federal registered investment advisers (or exempt reporting advisors) under the Investment Advisers Act, nor do they intend to become so. The Investment Company Act and the Investment Advisers Act provides certain protection to Investors and imposes certain restrictions on registered investment companies and advisors (including, for example, limitations on the ability of registered investment companies to incur debt or provide additional disclosures), none of which will be applicable to the Company or the Manager and Investors must be fully aware of these circumstances.

Additionally, the Manager is not registered as a broker/dealer under the Securities Exchange Act of 1934, as amended, or with FINRA and is consequently not subject to the record keeping and specific business practice provisions of the Exchange Act and the rules of FINRA. The Manager and the Sponsors are permitted to solicit investments on behalf of the Company by way of the “issuer” exemption thereof.

The Manager believes the Company and this offering are in compliance with applicable securities laws and regulations. However, regulatory interpretations may evolve over time. The Company has not sought a formal legal opinion or explicit regulatory approval of the structure and Offering, whether from Company Counsel or otherwise. If the SEC or a court later determines the Manager should have registered as an Investment Adviser or broker-dealer, or the Company should have registered as an investment company, the Company could incur substantial costs for legal defense fees, penalties, and coming into compliance. Additional consequences could include SEC injunctions against further violations, investor lawsuits to recover damages, rights of rescission, and unenforceability of Company contracts. These outcomes would negatively impact the Company and Members in material ways.

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Tax Risks

FEDERAL, STATE AND LOCAL INCOME TAX RISKS GENRALLY

THERE ARE VARIOUS RISKS ASSOCIATED WITH THE FEDERAL, STATE AND LOCAL INCOME TAX ASPECTS OF AN INVESTMENT IN THE COMPANY. IN VIEW OF THE COMPLEXITY OF THE TAX ASPECTS OF THIS OFFERING, PARTICULARLY IN LIGHT OF CHANGES IN THE LAW AND THE FACT THAT CERTAIN OF THE TAX ASPECTS OF THIS OFFERING WILL NOT BE THE SAME FOR ALL MEMBERS, EACH PROSPECTIVE INVESTOR IS STRONGLY URGED TO CONSULT HIS, HER, OR ITS OWN LEGAL AND TAX ADVISOR CONCERNING THE EFFECTS OF FEDERAL, STATE AND LOCAL INCOME TAX LAWS ON AN INVESTMENT IN THE INTEREST AND ON THIER INDIVIDUAL TAX SITUATION. NO ATTEMPT IS MADE HEREIN TO DISCUSS OR EVALUATE THE TAX CONSEQUENCES UNDER ANY FEDERAL LAW, STATE OR LOCAL TAX LAW AS TO ANY TYPE OF SPECIFIC INVESTOR.

Absence of IRS Ruling or Opinion

The Company will not seek a ruling from the IRS or an opinion of counsel with respect to any tax matters described in this Memorandum. The IRS, in an audit, may determine the tax liability to the Company to be greater than anticipated (e.g., if the IRS determines that the Company is a corporation for tax purposes) which could adversely impact the Company.

Risks Related to Changes in Tax Law

The existence and amount of particular credits and deductions, if any, claimed by the Company may depend upon various determinations and allocations, characterizations of payments, and other matters which are subject to potential controversy on factual as well as legal grounds. Changes in the tax code and official interpretations thereof after the date of this Memorandum may eliminate or reduce any perceived tax benefits from an investment in Interests. There can be no assurance that regulations having an adverse effect on the Company or Investors will not be issued in the future and enforced by the courts. Any modification or change in the tax code or the regulations promulgated thereunder, or any judicial decision, could be applied retroactively to any investment in the Company. In view of this uncertainty, prospective Investors are urged to consider ongoing developments in this area and consult their advisors concerning the effects of such developments on an investment in the Company in light of their own personal tax situations.

Additionally, a shortfall in tax revenues for states and local jurisdictions in which the Company conducts business or holds assets may lead to an increase in the frequency and size of changes to the tax the state or local codes which may adversely affect the Company. If such changes occur, the Company may be required to pay additional state and local taxes. These increased tax costs could adversely affect the Company’s financial condition.

Personal Tax Risks

An investment in the Company may involve complex U.S. federal income tax considerations that will differ for each Member. Under certain circumstances, the Members could be required to recognize taxable income in a taxable year for U.S. federal income tax purposes, even if the Company either has no net profits in that year or has an amount of net profits in that year that is less than that amount of taxable income.

Furthermore, the Members could incur U.S. federal income tax liabilities without receiving from the Company sufficient distributions to defray those tax liabilities, often referred to as “phantom tax.” Members subject to taxes associated with the Company’s activities will be liable to pay taxes on their allocable shares of the Company’s taxable income, regardless of any distributions made or not made. There can be no assurances the Company will have available cash or that timely Company distributions will be made to cover those taxes. Accordingly, a Member may be required to use cash from sources other than the Company to pay that Member’s allocable share of the Company’s taxable income.

In addition, tax reporting requirements may be imposed on Members under the laws of the jurisdictions in which Members are liable for taxation or in which the Company makes investments in the Project. Furthermore, the Company’s returns in respect of its investments may be reduced by withholding or other taxes.

These risks and others may not be fully apparent through this Memorandum, and all prospective subscribers are encouraged to discuss the risks associated with an investment in the Company with their own respective financial advisors BEFORE joining the Company.

Risks of Late Filing

In the event that the Company does not receive all the underlying tax information necessary to prepare the Form 1065 and Schedule K-1 on a timely basis, the Company will be unable to provide timely final tax information to the Members and will file an extension with the IRS. Each Member will be responsible for the preparation and filing of that Member’s own income tax returns, and Members should expect to file for extensions for the completions of their U.S. federal, state, local, non-U.S. and other income tax returns. In some instances, Members could face a tax penalty associated with extended tax return filings and the Company will not cover such penalties.

Risk of Audit

Information returns filed by the Company are subject to audit by the federal, state or local tax authority. An audit of the Company’s returns may lead to adjustments of a Member’s return with respect to items other than those relating to the Member’s investment in the Company, the costs of which would be borne by the affected Members. The tax treatment of items of partnership income, loss, deductions, and credits will be determined at the partnership level in a unified partnership proceeding, and the Company’s tax matters representative (as determined by the provisions set forth in the Operating Agreement), who may, under certain circumstances, represent and bind all of the Members. Any adjustment made to the Company’s or a Member’s return could result in the affected Members being subject to an imposition of interest, additional taxes, and penalties. An audit of the Company may also result in an audit of a Member which could also result in interest, additional taxes, and penalties.

Risk of Tax Burden Due to Entity Structure

The Manager intends to structure the Company and its investments in a manner that is intended to achieve the Company’s investment objectives. Notwithstanding anything contained in this Memorandum to the contrary, there can be no assurance that the structure of any investment will be tax efficient for any particular Investor or that any particular tax result will be achieved. All Investors must determine if an investment in the Company is suitable for their own individual tax planning objectives before investing in the Company.

Disallowance of Deductions

The availability, timing and amount of deductions or allocations of income of the Company will depend not only upon general tax principles but also upon various determinations that are subject to potential controversy on factual and other grounds. Such determinations could include, among other things, whether fees paid to the Manager or its Affiliates are deductible on the ground that such payments are excessive or constitute nondeductible distributions to the Manager or an Affiliate or otherwise and the allocation of basis to Company real and personal property. If the IRS were successful, in whole or in part, in challenging the Company on these issues, the federal income tax benefits of an investment in the Company could be materially reduced.

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Capital Gains Tax Risk

Although some portion of income generated by Members hereunder is intended to be characterized as capital gains, certain proceeds from investment and/or liquidation of Company assets, or the operational revenue received from the Project generally, may be taxed by the U.S. Government as ordinary income and not as capital gains. Accordingly, a distribution pursuant to a sale of real and/or personal property of the Company and ultimately a distribution by the Company thereof, may be taxed as ordinary income, though intended to be capital gains. No assurance can be given that the Internal Revenue Service (the “IRS”) will concur with the tax consequences set forth herein. Each prospective Investor is advised to consult their own tax counsel as to the specific U.S. federal income tax consequences of an investment in the Company and as to applicable foreign, state, estate and local taxes. Also, see the discussion of tax matters under “Investment Considerations” below. Prospective investors should confer with their tax advisors regarding the tax consequences of investment in the Company, including the impact of state, local and foreign tax laws, considering the prospective investors’ particular circumstances and the particular nature and purpose of the Company, chiefly its undertaking of the Project. The Manager assumes no responsibility for the tax consequences of its transactions to any Member.

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THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE EXPLANATION OF THE RISKS INVOLVED IN THIS OFFERING OR WITH THIS PROJECT. PROSPECTIVE INVESTORS ARE URGED TO READ THIS ENTIRE MEMORANDUM AND CONDUCT INDEPENDENT DUE DILIGENCE SATISFACTORY TO THEMSELVES BEFORE DETERMINING WHETHER TO INVEST IN THE COMPANY.

End of Section. Memorandum continues on the following page.

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XI. Tax Matters

General

The following is a brief summary of certain U.S. federal income tax considerations that may be relevant to an investment in the Company and should be read in conjunction with risk factors associated with tax above in this Memorandum. This summary does not contain a comprehensive discussion of all U.S. federal income tax consequences that may be relevant to a Member in view of that Member’s particular circumstances or (unless otherwise indicated) to certain Members subject to special treatment under U.S. federal income tax laws – such as regulated investment companies, personal holding companies, brokers or dealers in securities, banks and certain other financial institutions, tax-exempt organizations, trusts and insurance companies – nor does it address any state, estate, local, foreign or other tax consequences of an investment in the Company, except as otherwise provided in this Memorandum. This summary is based on the assumptions that (i) each Member (and each of its beneficial owners, as necessary under U.S. federal income tax withholding and backup withholding rules) will provide all appropriate certifications to the Company in a timely fashion to minimize withholding (or backup withholding) on each Member’s distributive share of the Company’s gross income and (ii) each Member will hold its Interest as a capital asset for U.S. federal income tax purposes. Each Subscriber should also note that, except as otherwise provided in this Memorandum, this summary does not address the interaction of U.S. federal tax laws and any income or estate tax treaties between the U.S. and any other jurisdiction.

As used in this Memorandum, the term “U.S. Person” generally means any U.S. citizen or resident individual, any corporation, limited liability company, or partnership organized under U.S. law, any estate (other than an estate the income of which, from sources outside the U.S. that is not effectively connected with a trade or business within the U.S., is not includible in its gross income for U.S. federal income tax purposes), and any trust if a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. The term “U.S. Member” means any Member that is a U.S. Person and, unless the context otherwise requires, includes any U.S. Person that holds an equity Interest through one or more partnerships or other entities treated as transparent for U.S. federal income tax purposes. The term “Non-U.S. Member” means a Member that is not a U.S. Person.

Non-U.S. Investors

Non-U.S. Members generally should not be subject to taxation by the United States (other than certain withholding taxes) with respect to their investment in the Company so long as they do not spend more than a certain number of days in the United States during its taxable year, do not otherwise have a substantial connection with the United States, and are not engaged, or deemed to be engaged, in a U.S. trade or business. Non-U.S. Members who are resident alien individuals of the United States (generally, individuals lawfully admitted for permanent residence, or who have a substantial presence, in the United States) or for whom their allocable share of Company income and gain, and the gain realized on the sale or disposition of a Company interest is otherwise effectively connected with their conduct of a U.S. trade or business will be subject to U.S. federal income taxation on the income and gains. NOTE: Non-U.S. Members should be advised that the Company shall conduct all required withholdings from Non-U.S. Members as required by the IRS or is advisable by Company Counsel.

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IRS Sec. 1031 Exchange Funds

The Interests being offered are considered by the IRS to be personal/partnership property which are not suitable for 1031 exchange. Investors wishing to invest proceeds from a 1031 exchange should not purchase Interests in the Company. The Manager may, in its sole discretion, cause the Company to accept investments through a tenancy in common (a “TIC”) to facilitate a like kind exchange, which would be similar to a Co-Investment structure. Pursuant to a future disposition, the Manager has the authority to cause the Company to exchange the Property for another investment property by way of an IRS Section 1031 Exchange. In the event the Manager elects to do so, Members will be required to participate, but can withdraw after the exchange has been completed or immediately before upon the advice of Company Counsel

Cost Segregation and Depreciation.

The Manager may elect to use the cost segregation method of depreciation for any personal property associated with real property the Company acquires, and, if possible, elect an accelerated depreciation option if appropriate for the Company. It must be noted that the laws in place that may allow for this mechanism are always subject to change by the IRS, and in some instances the Company may even refrain from doing so if reasons exist that, in the discretion of the Manager, would not be beneficial to the Company. To the extent possible, the Company may endeavor to pass along all of the cost segregation depreciation benefits directly to all Members, in a manner consistent with distributions of Distributable Cash made to Investors.

The tax aspects of the Company summarized above are general in nature, and this discussion is not intended to include a complete explanation of the federal income tax results of investing in the Company. Each prospective investor should consult with its own tax advisor for detailed information.

To ensure compliance with IRS Circular 230, Investors are hereby notified that (i) any discussion of federal tax issues in this Memorandum is not intended or written to be relied on, and cannot be relied on by any investor or any other person, for the purpose of avoiding penalties that may be imposed under the Code; (ii) that discussion is written to support the promotion or marketing (within the meaning of IRS Circular 230) of the transactions or matters addressed herein; and (iii) each Investor should seek advice based on the Investor’s particular circumstances from an independent tax advisor.

Certain ERISA and other Tax-Exempt Considerations

Employee benefit plans that are subject to the fiduciary provisions of ERISA (including, without limitation, pension and profit-sharing plans), plans that are subject to Section 4975 of the Code (including, without limitation, individual retirement accounts (“IRAs”) and Keogh plans) and entities deemed to hold “plan assets” of any of the foregoing (each, a “ERISA Investor”), as well as governmental plans, foreign plans and other employee benefit plans, accounts or arrangements that are not subject to the fiduciary provisions of ERISA or Section 4975 of the Code, and trusts or other entities supporting or holding the assets of any of the foregoing (collectively, with ERISA Investors, referred to as “Plans”), may generally invest in the Company, subject to the following considerations.

General Fiduciary Considerations for Investment in the Company by Plan Investors. The fiduciary provisions of ERISA, and the fiduciary provisions of pension codes applicable to governmental, foreign or other employee benefit plans or retirement arrangements that are not subject to ERISA may impose limitations on investment in the Company. Fiduciaries of Plans, in consultation with their advisors, should consider, to the extent applicable, the impact of such fiduciary rules and regulations on an investment in the Company. Among other considerations, the fiduciary of a Plan should take into account the composition of the Plan’s portfolio with respect to diversification; the cash flow needs of the Plan and the effects thereon of the illiquidity of the investment; the economic terms of the Plan’s investment in the Company; the Plan’s funding objectives; the tax effects of the investment and the tax and other risks described in the sections of this Memorandum discussing tax considerations and risk factors; the fact that the investors in the Company are expected to consist of a diverse group of investors (including taxable, tax-exempt, domestic and foreign entities) and the fact that the management of the Company will not take the particular objectives of any investors or class of investors into account.

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Plan fiduciaries should also take into account the fact that, while the Manager will have certain general fiduciary duties to the Company, the Manager will not have any direct fiduciary relationship with or duty to any investor, either with respect to its investment in interests or with respect to the management and investment of the assets of the Company. Similarly, it is intended that the assets of the Company will not be considered plan assets of any Plan or be subject to any fiduciary or investment restrictions that may exist under pension codes specifically applicable to such Plans. Each Plan will be required to acknowledge and agree in connection with its investment in interests to the foregoing status of the Company, and the Manager and that there is no rule, regulation or requirement applicable to such investor that is inconsistent with the foregoing description of the Company, and the Manager.

Plan fiduciaries may be required to determine and report annually the fair market value of the assets of the Plan. Since it is expected that there will not be any public market for the interests, there may not be an independent basis for the Plan fiduciary to determine the fair market value of such interests.

ERISA and Other ERISA Investors. A fiduciary acting on behalf of an ERISA Investor, in addition to the matters described above, should take into account the following considerations in connection with an investment in the Company.

ERISA Restrictions if the Company Holds Plan Assets. If the Company is deemed to hold plan assets of the investors that are ERISA Investors, the investment in the Company by each such ERISA Investor could constitute an improper delegation of investment authority by the fiduciary of such ERISA Investor. In addition, any transaction the Company enters into would be treated as a transaction with each such ERISA Investor and any such transaction (such as a property lease, acquisition, sale or financing) with certain “parties in interest” (as defined in ERISA) or “disqualified persons” (as defined in Section 4975 of the Code) with respect to an ERISA Investor could be a “prohibited transaction” under ERISA or Section 4975 of the Code. If the Company were subject to ERISA, certain aspects of the structure and terms of the Company could also violate ERISA.

ERISA Plan Assets. Under ERISA and regulations issued thereunder by the U.S. Department of Labor (the “Regulation”), generally, an ERISA Investor’s assets would be deemed to include an undivided interest in each of the underlying assets of the Company unless investment in the Company by ERISA Investors is not “significant” or another exception from holding plan assets is available.

Significant Investment by ERISA Investors. Investment by ERISA Investors would not be “significant” if less than 25% of the value of each class of equity interests in the Company (excluding the interests of the Manager, the Manager and any other person who has sole and absolute discretionary authority or control, or provides investment advice for a fee (direct or indirect) with respect to the assets of the Company, and affiliates (other than an ERISA Investor) of any of the foregoing persons (a “Management Affiliate”), is held by ERISA Investors. A commingled vehicle that is subject to ERISA will generally count as an ERISA Investor for this purpose only to the extent of investment in such entity by ERISA Investors. The Manager currently intends to limit investment in the Company by ERISA Investors so that participation by such investors is not “significant” with respect to any class of the Company’s equity interests. However, if there is no other exception available from holding plan assets, the Manager reserves the right to allow unlimited investment by ERISA Investors in the future, provided that the Manager, in consultation with the investors subject to ERISA or Section 4975 of the Code, will make the necessary amendments to the Company documents and take such other actions as may be necessary to comply with ERISA and Section 4975 of the Code.

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Each investor and each transferee will be required to represent and warrant whether it is an ERISA Investor or a Management Affiliate, and the Manager reserves the right to reject subscriptions in whole or in part for any reason, including that the investor is an ERISA Investor. The Manager also has the authority to restrict transfers of Membership Interests and may require a full or partial withdrawal of any ERISA Investor to the extent it deems appropriate to avoid having the assets of the Company be deemed to be plan assets of any ERISA Investor – see discussion in the sections in this Memorandum on transfers and withdrawals. In addition, the Manager has broad authority to take any action to maintain the no plan asset status of the Company or remedy a plan asset problem.

Prohibited Transaction Considerations. Fiduciaries of ERISA Investors should also consider whether an investment in the Company could involve a direct or indirect transaction with a “party in interest” or “disqualified person” as defined in ERISA and Section 4975 of the Code, and if so, whether such prohibited transaction may be covered by an exemption. ERISA contains a statutory exemption that permits an ERISA Investor to enter into a transaction with a person who is a party in interest or disqualified person solely by reason of being a service provider or affiliated with a service provider to the ERISA Investor, provided that the transaction is for “adequate consideration.” There are also a number of administrative prohibited transaction exemptions that may be available to certain fiduciaries acting on behalf of an ERISA Investor. Fiduciaries of ERISA Investors should also consider whether investment in the Company could involve a conflict of interest. In particular, a prohibited conflict of interest could arise if the fiduciary acting on behalf of the ERISA Investor has any interest in or affiliation with the Company or the Manager.

Governmental Plans. Government sponsored plans are not subject to the fiduciary provisions of ERISA, and are also not subject to the prohibited transaction provisions under Section 4975 of the Code. However, federal, state or local laws or regulations governing the investment and management of the assets of such plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and the Code discussed above and may include other limitations on permissible investments. Accordingly, fiduciaries of governmental plans, in consultation with their advisors, should consider the requirements of their respective pension codes with respect to investments in the Company, as well as the general fiduciary considerations discussed above.

The fiduciary of each prospective investor that is a governmental plan will be required to represent and warrant that investment in the Company is permissible, complies in all respects with applicable law and has been duly authorized.

Individuals Investing With IRA Assets. Membership Interests sold by the Company may be purchased or owned by investors who are investing assets of their IRAs. The Company’s acceptance of an investment by an IRA should not be considered to be a determination or representation by the Manager or any of its respective affiliates that such an investment is appropriate for an IRA. In consultation with its advisors, each prospective investor that is an IRA should carefully consider whether an investment in the Company is appropriate for, and permissible under the terms of its IRA governing documents. Investors that are IRAs should consider in particular that the Membership Interests will be illiquid and that it is not expected that a significant market will exist for the resale of the Membership Interests, as well as the other general fiduciary considerations described above.

Although IRAs are not generally subject to ERISA, they are subject to the provisions of Section 4975 of the Code, prohibiting transactions with “disqualified persons” and investments and transactions involving fiduciary conflicts. A prohibited transaction or conflict of interest could arise if the fiduciary making the decision to invest has a personal interest in or affiliation with the Company, the Manager, or any of their respective affiliates. In the case of an IRA, a prohibited transaction or conflict of interest that involves the beneficiary of the IRA could result in disqualification of the IRA. A fiduciary for an IRA who has any personal interest in or affiliation with the Company, the Manager, or any of their respective affiliates, should consult with his, her or its tax and legal advisors regarding the impact such interest or affiliation may have on an investment in Partnership Interests with assets of the IRA.

Investors that are IRAs should consult with their counsel and advisors as to the prohibited transaction, conflict of interest and other provisions of the Code applicable to an investment in the Company.

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XII. Access to Information TC “X. ACCESS TO INFORMATION” \f C \l “1”

Investors are invited to contact the Manager to review any written materials or documents relating to the Offering or the Company, including any financial information available concerning the Project, Property, the Company, or the Manager. The Manager will endeavor to answer all inquiries from Investors relative to the Offering and will aim to provide additional information (to the extent that the Manager possesses such information or can acquire it without unreasonable effort or expense) necessary to verify the accuracy of any representations or information set forth in this Memorandum, though, of course, and in-line with the investment considerations mentioned throughout, cannot guarantee the accuracy or completeness of any information it provides.

XIII. Privacy Policy TC “XI. PRIVACY POLICY” \f C \l “1”

The Company collects nonpublic, personal data about Subscribers from (i) information it receives from Subscription Agreements/Operating Agreements, (ii) information disclosed to the Manager through conversations or correspondence and (iii) any additional information the Manager may request from Subscribers. All information regarding the personal identity, account balance, financial status and other financial information of Subscribers (“Personal Information”) will be kept strictly confidential to the Manager and its agents so authorized. The Company maintains physical, electronic and operational safeguards to protect this information. Some of these safeguards include information technology infrastructure protections, the use of account aliases on records and physical security measures taken to secure the Manager’s offices.

In the normal course of business, it is sometimes necessary for the Company to provide Personal Information about Subscribers to the Manager, the Company’s attorneys, accountants, administrators, and auditors in furtherance of the Company’s business, as well as to entities that provide a service on behalf of the Company, such as banks or title companies. The Manager will only disclose Personal Information to these third parties if required, and if the use of the Personal Information is limited to the purpose of providing such services to the Company.

Other than for the purposes discussed above, the Company does not disclose any nonpublic, Personal Information of its Subscribers unless the Company is directed by the Subscriber to provide it, or the Company is legally required to provide it to a governmental agency. Notwithstanding the foregoing, the Company may disclose Personal Information to the Manager, which may use that information in connection with any explanation of services rendered to professional organizations to which the Manager or its affiliated persons belong.

End of Section. Memorandum continues on the following page.

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XIV. State Notices to U.S. And Non-U.S. Persons

FOR INVESTORS IN THE UNITED STATES:

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR ALABAMA RESIDENTS: THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE ALABAMA SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ALABAMA SECURITIES COMMISSION. THE COMMISSION DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS MEMORANDUM ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE PURCHASE PRICE OF THE INTEREST ACQUIRED BY A NON-ACCREDITED INVESTOR RESIDING IN THE STATE OF ALABAMA MAY NOT EXCEED 20% OF THE PURCHASER’S NET WORTH.

FOR ALASKA RESIDENTS: THE SECURITIES OFFERED HAVE NOT BEEN REGISTERED WITH THE ADMINISTRATOR OF SECURITIES OF THE STATE OF ALASKA UNDER PROVISIONS OF 3 AAC 08.500-3 AAC 08,506. THE INVESTOR IS ADVISED THAT THE ADMINISTRATOR HAS MADE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENT SINCE THE DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE ADMINISTRATOR. THE FACT OF REGISTRATION DOES NOT MEAN THAT THE ADMINISTRATOR HAS PASSED IN ANY WAY UPON THE MERITS, RECOMMENDED, OR APPROVED THE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A VIOLATION OF A.S. 45.55.170. THE INVESTOR MUST RELY ON THE INVESTOR’S OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

FOR ARIZONA RESIDENTS: THE SECURITIES OFFERED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF ARIZONA, AS AMENDED, AND ARE OFFERED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION PURSUANT TO A.R.S. SECTION 44-1844(1). THE SECURITIES CANNOT BE RESOLD UNLESS REGISTERED UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION.

FOR ARKANSAS RESIDENTS: THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION 14(b)(14) OF THE ARKANSAS SECURITIES ACT AND SECTION 4(a)(2) OF THE SECURITIES ACT OF 1933. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ARKANSAS SECURITIES DEPARTMENT OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE DEPARTMENT NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, MADE ANY RECOMMENDATIONS AS TO THEIR PURCHASE, APPROVED OR DISAPPROVED THE OFFERING, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE PURCHASE PRICE OF THE INTEREST ACQUIRED BY AN UNACCREDITED INVESTOR RESIDING IN THE STATE OF ARKANSAS MAY NOT EXCEED 20% OF THE PURCHASER’S NET WORTH.

FOR CALIFORNIA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE CALIFORNIA CORPORATE SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

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FOR COLORADO RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COLORADO SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATIONIS AVAILABLE.

FOR CONNECTICUT RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER SUCH ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR DELAWARE RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE DELAWARE SECURITIES ACT AND ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION 7309(b)(9) OF THE DELAWARE SECURITIES ACT AND RULE 9(b)(9)(I) THEREUNDER. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR DISTRICT OF COLUMBIA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE DISTRICT OF COLUMBIA SECURITIES ACT SINCE SUCH ACT DOES NOT REQUIRE REGISTRATION OF SECURITIES ISSUES. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDERTHE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR FLORIDA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE FLORIDA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

FOR GEORGIA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECTION 10-5-5 OF THE GEORGIA SECURITIES ACT OF 1973 AND ARE BEING SOLD IN RELIANCE UPON EXEMPTIONS THEREFROM. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 20% OF THE INVESTOR’S NET WORTH.

FOR HAWAII RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE HAWAII UNIFORM SECURITIES ACT (MODIFIED), BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR IDAHO RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE IDAHO SECURITIES ACT (THE “ACT”) AND MAY BE TRANSFERRED OR RESOLD BY RESIDENTS OF IDAHO ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 10% OF THE INVESTOR’S NET WORTH.

FOR ILLINOIS RESIDENTS: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECRETARY OF STATE OF ILLINOIS OR THE STATE OF ILLINOIS, NOR HAS THE SECRETARY OF STATE OF ILLINOIS OR THE STATE OF ILLINOIS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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FOR INDIANA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 3 OF THE INDIANA BLUE SKY LAW AND ARE OFFERED PURSUANT TO AN EXEMPTION PURSUANT TO SECTION 23-2-l-2(b)(10) THEREOF AND MAY BE TRANSFERRED OR RESOLD ONLY IF SUBSEQUENTLY REGISTERED OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. INDIANA REQUIRES INVESTOR SUITABILITY STANDARDS OF A NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS, AND AUTOMOBILES) OF THREE TIMES THE INVESTMENT BUT NOT LESS THAN $75,000 OR A NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS, AND AUTOMOBILES) OF TWICE THE INVESTMENT BUT NOT LESS THAN $30,000 AND GROSS INCOME OF $30,000.

FOR IOWA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE IOWA UNIFORM SECURITIES ACT (THE “ACT”) AND ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION 502.203(9) OF THE ACT. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR KANSAS RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE KANSAS SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR KENTUCKY RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF KENTUCKY, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR LOUISIANA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE LOUISIANA SECURITIES LAW, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 25% OF THE INVESTOR’S NET WORTH.

FOR MAINE RESIDENTS: THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 10502(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.

FOR MARYLAND RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MARYLAND SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR MASSACHUSETTS RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MASSACHUSETTS UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR MICHIGAN RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 451.701 OF THE MICHIGAN UNIFORM SECURITIES ACT (THE “ACT”) AND MAY BE TRANSFERRED OR RESOLD BY RESIDENTS OF MICHIGAN ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 10% OF THE INVESTOR’S NET WORTH.

FOR MINNESOTA RESIDENTS: THE SECURITIES REPRESENTED BY THIS MEMORANDUM HAVE NOT BEEN REGISTERED UNDER CHAPTER 80A OF THE MINNESOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGISTRATION, OR AN EXEMPTION THEREFROM.

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FOR MISSISSIPPI RESIDENTS: THESE SECURITIES ARE OFFERED PURSUANT TO A CERTIFICATE OF REGISTRATION ISSUED BY THE SECRETARY OF STATE OF MISSISSIPPI PURSUANT TO RULE 477, WHICH PROVIDES A LIMITED REGISTRATION PROCEDURE FOR CERTAIN OFFERINGS. THE SECRETARY OF STATE DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES THE SECRETARY OF STATE PASS UPON THE TRUTH, MERITS OR COMPLETENESS OF ANY OFFERING MEMORANDUM FILED WITH THE SECRETARY OF STATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR MISSOURI RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MISSOURI UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR MONTANA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF MONTANA, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR NEBRASKA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF NEBRASKA, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR NEVADA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEVADA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT

BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR NEW HAMPSHIRE RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEW HAMPSHIRE UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 10% OF THE INVESTOR’S NET WORTH.

FOR NEW JERSEY RESIDENTS: THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WITHIN OFFERING WITH THE BUREAU OF SECURITIES DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY ISUNLAWFUL.

FOR NEW MEXICO RESIDENTS: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES BUREAU OF THE NEW MEXICO DEPARTMENT OF REGULATION AND LICENSING, NOR HAS THE SECURITIES BUREAU PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR NEW YORK RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEW YORK FRAUDULENT PRACTICES (“MARTIN”) ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEW YORK FRAUDULENT PRACTICES (“MARTIN”) ACT, IF SUCH REGISTRATION IS REQUIRED. THIS PRIVATE OFFERING MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. PURCHASE OF THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. THIS PRIVATE OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

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FOR NORTH CAROLINA RESIDENTS: THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE NORTH CAROLINA SECURITIES ACT. THE NORTH CAROLINA SECURITIES ADMINISTRATOR NEITHER RECOMMENDS NOR ENDORSES THE PURCHASE OF ANY SECURITY, NOR HAS THE ADMINISTRATOR PASSED UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION PROVIDED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 10% OF THE INVESTOR’S NET WORTH.

FOR NORTH DAKOTA RESIDENTS: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES COMMISSIONER OF THE STATE OF NORTH DAKOTA, NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR OHIO RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE OHIO SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR OKLAHOMA RESIDENTS: THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE OKLAHOMA SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND/OR THE OKLAHOMA SECURITIES ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

FOR OREGON RESIDENTS: THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE CORPORATION COMMISSIONER OF THE STATE OF OREGON UNDER PROVISIONS OF O.A.R. 815 DIVISION 36. THE INVESTOR IS ADVISED THAT THE COMMISSIONER HAS NOT REVIEWED THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENT SINCE THE DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE COMMISSIONER. THE INVESTOR MUST RELY ON THE INVESTOR’S OWN EXAMINATION OF THE COMPANY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

FOR PENNSYLVANIA RESIDENTS: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER SECTION 201 OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (THE “ACT”) AND MAY BE RESOLD BY RESIDENTS OF PENNSYLVANIA ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION 203(d), (f), (p), or (r), DIRECTLY FROM AN ISSUER OR AFFILIATE OF AN ISSUER, SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY), OR ANY OTHER PERSON WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. NEITHER THE PENNSYLVANIA SECURITIES COMMISSION NOR ANY OTHER AGENCY HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. PENNSYLVANIA SUBSCRIBERS MAY NOT SELL THEIR SECURITIES INTERESTS FOR ONE YEAR FROM THE DATE OF PURCHASE IF SUCH A SALE WOULD VIOLATE SECTION 203(d) OF THE PENNSYLVANIA SECURITIES ACT.

FOR RHODE ISLAND RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE BLUE SKY LAW OF RHODE ISLAND, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

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FOR SOUTH CAROLINA RESIDENTS: IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR SOUTH DAKOTA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER CHAPTER 47-31 OF THE SOUTH DAKOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION, EXEMPTION THEREFROM, OR OPERATION OF LAW. EACH SOUTH DAKOTA RESIDENT PURCHASING ONE OR MORE WHOLE OR FRACTIONAL SECURITIES MUST WARRANT THAT HE HAS EITHER (1) A MINIMUM NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES) OF $30,000 AND A MINIMUM ANNUAL GROSS INCOME OF $30,000 OR (2) A MINIMUM NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES) OF $75,000. ADDITIONALLY, EACH INVESTOR WHO IS NOT AN ACCREDITED INVESTOR OR WHO IS AN ACCREDITED INVESTOR SOLELY BY REASON OF HIS NET WORTH, INCOME OR AMOUNT OF INVESTMENT, SHALL NOT MAKE AN INVESTMENT IN THE PROGRAM IN EXCESS OF 20% OF HIS NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES).

FOR TENNESSEE RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE TENNESSEE SECURITIES ACT OF 1800, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR DELAWARE RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE DELAWARE SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 10% OF THE INVESTOR’S NET WORTH.

FOR UTAH RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE UTAH UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR VERMONT RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE VERMONT SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR VIRGINIA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE VIRGINIA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR WASHINGTON RESIDENTS: THIS OFFERING HAS NOT BEEN REVIEWED OR APPROVED BY THE WASHINGTON SECURITIES ADMINISTRATOR, AND THE SECURITIES OFFERED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT (THE “ACT”) OF WASHINGTON CHAPTER 21.20 RCW AND MAY BE TRANSFERRED OR RESOLD BY RESIDENTS OF WASHINGTON ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE INVESTOR MUST RELY ON THE INVESTOR’S OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

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FOR WEST VIRGINIA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE WEST VIRGINIA UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO, ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR WISCONSIN RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE WISCONSIN UNIFORM SECURITIES LAW, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR WYOMING RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE WYOMING UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATIONIS AVAILABLE. WYOMING REQUIRES INVESTOR SUITABILITY STANDARDS OF A $250,000 NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS, AND AUTOMOBILES), AND AN INVESTMENT THAT DOES NOT EXCEED 20% OF THE INVESTOR’S NET WORTH.

PROSPECTIVE FOREIGN INVESTORS SHOULD CAREFULLY CONSIDER THE APPLICABLE LEGENDS STATED BELOW PRIOR TO DECIDING WHETHER OR NOT TO INVEST IN THE COMPANY.

FOR ALL NON-U.S. INVESTORS GENERALLY

NO ACTION HAS BEEN OR WILL BE TAKEN IN ANY JURISDICTION OUTSIDE THE UNITED STATES OF AMERICA THAT WOULD PERMIT AN OFFERING OF THE INTERESTS, OR POSSESSION OR DISTRIBUTION OF OFFERING MATERIAL IN CONNECTION WITH THE ISSUE OF THE INTERESTS, IN ANY COUNTRY OR JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED. IT IS THE RESPONSIBILITY OF ANY PERSON WISHING TO PURCHASE THE INTERESTS TO SATISFY HIMSELF OR HERSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES OF AMERICA IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

YOUR INVESTMENT WILL BE DENOMINATED IN UNITED STATES DOLLARS ($) AND, THEREFORE, WILL BE SUBJECT TO ANY FLUCTUATION IN THE RATE OF EXCHANGE BETWEEN UNITED STATES DOLLARS ($), THE CURRENCY OF YOUR OWN JURISDICTION AND THE CURRENCY OF THE JURISDICTION IN WHICH ANY COMPANY PROJECT OPERATES OR GENERATES INVESTMENT PROCEEDS, AS APPLICABLE. SUCH FLUCTUATIONS MAY HAVE AN ADVERSE EFFECT ON THE VALUE, PRICE OR INCOME OF YOUR INVESTMENT.

PROSPECTIVE INVESTORS SHOULD CAREFULLY CONSIDER THE APPLICABLE LEGENDS STATED HEREIN PRIOR TO DECIDING WHETHER OR NOT TO INVEST IN THE COMPANY.

End of Memorandum. Exhibit(s) follow.

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Exhibit A to PPM

for

CM OB Hotel Owner, LLC

Project Materials:

All official pitch/marketing materials, financial projections, and information concerning the Sources and Uses of Funds in connection with this Offering are provided separately by the Manager.

If you did not receive this information alongside this Memorandum, please request it immediately as it contains vital information that relates to this Offering.

CM OB Hotel Owner, LLC_Private Placement Memorandum	Ex. A

Exhibit B to PPM

for

CM OB Hotel Owner, LLC

Company Operating Agreement follows this Cover Sheet.

CM OB Hotel Owner, LLC_Private Placement Memorandum	Ex. B

AMENDED AND RESTATED

OPERATING AGREEMENT

for

CM OB Hotel Owner, LLC

A Delaware Limited Liability Company

Effective Date:

April 24, 2025

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED THE LIMITED LIABILITY COMPANY INTERESTS PROVIDED FOR HEREIN. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED AND QUALIFIED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS AGREEMENT IS FURTHER SUBJECT TO OTHER RESTRICTIONS, THE TERMS AND CONDITIONS OF WHICH ARE SET FORTH IN THIS AGREEMENT.

PURCHASERS OF SECURITIES REPRESENTED BY THIS AGREEMENT SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

OPERATING AGREEMENT

for

CM OB Hotel Owner, LLC

A Delaware Limited Liability Company

This Operating Agreement (this “Agreement”) of CM OB Hotel Owner, LLC, a Delaware limited liability company (the “Company”), is dated effective as of April 24, 2025 (the “Effective Date”) by and among the Company, the Initial Members executing this Agreement as of the date hereof, the Manager (as defined herein), and each other Person who after the date hereof becomes a Member or Manager of the Company. This Agreement expressly amends, restates, and supersedes all Operating Agreements of prior dates.

RECITALS

Whereas, the Company was formed under the laws of the State of Delaware by the filing of certain organizational and formation documents with the Delaware Secretary of State on or about April 24, 2025 (the “Organizational Documents”) for the purposes set forth in Section 2.05 of this Agreement; and

Whereas, the Initial Members, the Manager, and all other Members desire to enter into this Agreement, setting forth the terms and conditions governing the operation and management of the Company henceforth.

Now, Therefore, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all Parties, the Parties hereto agree as follows:

ARTICLE ITC “ARTICLE I DEFINITIONS” \l 1

Definitions

Section 1.01 TC “Section 1.01 Definitions.” \l 2Definitions. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in this Section 1.01:

“Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

(a) crediting to such Capital Account any amount that such Member is obligated to restore or is deemed to be obligated to restore pursuant to Treasury Regulations Sections 1.704-1(b)(2)(ii)(c), 1.704-2(g)(1) and 1.704-2(i); and

(b) debiting to such Capital Account the items described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

“Adjusted Taxable Income” of a Member for a Fiscal Year (or portion thereof) with respect to the Membership Interest held by such Member means the federal taxable income allocated by the Company to the Member with respect to its Membership Interest (as adjusted by any final determination in connection with any tax audit or other proceeding) for such Fiscal Year (or portion thereof); provided, that such taxable income shall be computed (i) minus any excess taxable loss or excess taxable credits of the Company for any prior period allocable to such Member with respect to its Membership Interest that were not previously taken into account for purposes of determining such Member’s Adjusted Taxable Income in a prior Fiscal Year to the extent such loss or credit would be available under the Code to offset income of the Member (or, as appropriate, the direct or indirect owners of the Member) determined as if the income, loss, and credits from the Company were the only income, loss, and credits of the Member (or, as appropriate, the direct or indirect owners of the Member) in such Fiscal Year and all prior Fiscal Years, and (ii) taking into account any special basis adjustment with respect to such Member resulting from an election by the Company under Code Section 754.

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“Affiliate” means, with respect to any Person, any other Person who, directly or indirectly (including through one or more intermediaries), controls, is controlled by, or is under common control with, such Person (as applicable). For purposes of this definition, “control,” when used with respect to any specified Person, shall mean the power, direct or indirect, to direct or cause the direction of the meaningful management and policies of such Person, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings.

“Applicable Law” means all applicable provisions of (a) constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations, or orders of any Governmental Authority; (b) any consents or approvals of any Governmental Authority; and (c) any orders, decisions, advisory or interpretative opinions, injunctions, judgments, awards, decrees of, or agreements with, any Governmental Authority.

“Book Depreciation” means, with respect to any Company asset for each Fiscal Year, the Company’s depreciation, amortization, or other cost recovery deductions determined for federal income tax purposes, except that if the Book Value of an asset differs from its adjusted tax basis at the beginning of such Fiscal Year, Book Depreciation shall be an amount which bears the same ratio to such beginning Book Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero and the Book Value of the asset is positive, Book Depreciation shall be determined with reference to such beginning Book Value using any permitted method selected by the Manager in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g)(3).

“Book Value” means, with respect to any Company asset, the adjusted basis of such asset for federal income tax purposes, except as follows:

(a) the initial Book Value of any Company asset contributed by a Member to the Company shall be the gross Fair Market Value of such Company asset as of the date of such contribution;

(b) immediately before the distribution by the Company of any Company asset to a Member, the Book Value of such asset shall be adjusted to its gross Fair Market Value as of the date of such distribution;

(c) the Book Value of all Company assets may, in the sole discretion of the Manager, be adjusted to equal their respective gross Fair Market Values, as reasonably determined by the Manager, as of the following times:

(i) the acquisition of an additional Membership Interest in the Company by a new or existing Member in consideration for more than a de minimis Capital Contribution;

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(ii) the distribution by the Company to a Member of more than a de minimis amount of property (other than cash) as consideration for all or a part of such Member’s Membership Interest in the Company; and

(iii) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g);

(d) the Book Value of each Company asset shall be increased or decreased, as the case may be, to reflect any adjustments to the adjusted tax basis of such Company asset pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Account balances pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m); provided, that Book Values shall not be adjusted pursuant to this paragraph (d) to the extent that an adjustment pursuant to paragraph (c) above is made in conjunction with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d); and

(e) if the Book Value of a Company asset has been determined pursuant to paragraph (a) or adjusted pursuant to paragraphs (c) or (d) above, such Book Value shall thereafter be adjusted to reflect the Book Depreciation taken into account with respect to such Company asset for purposes of computing Net Income and Net Losses.

“Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in the State of Delaware are authorized or required to close.

“Capital Contribution” means, for any Member, the total amount of cash and cash equivalents and the Book Value of any property or services actually contributed to the Company by such Member.

“Capital Event” means the consummation of a sale, transfer, conveyance, refinance, or disposition of the Property or other substantial assets of the Company (or substantial portions of the Property or other assets) resulting in cash proceeds to the Company.

“Cause” means a final, non-appealable determination by either a) a court of competent jurisdiction; b) an independent arbitrator under the American Arbitration Association; or c) a government body with appropriate jurisdiction, that a Person has committed an act that constitutes a felony criminal act or wrongdoing, breach of fiduciary duties as outlined in Article 9 of this Agreement (if applicable to such Person), bad faith, gross negligence, fraud, or willful misconduct involving moral turpitude against the Company or one of its Members or Managers.

“Certificate of Termination” means a certificate to be filed upon completion of the winding up and liquidation of the Company as set forth in Section 11.04, which certificate shall be in the form required by the DLLCA.

“Change of Control” mean the occurrence of any of the following events: (i) a sale or other disposition (whether by death, divorce, bankruptcy, or otherwise) of all or substantially all of a Person’s ownership interests or transfer of the governing rights of a Member by/to another Person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing the domicile of the Member), or (ii) a sale of all or substantially all of the assets of the Member (both i and ii collectively for purposes of this definition, a “Change”), such that in either case (i or ii) the Member’s equity holders of record immediately prior to such Change will, immediately after such Change, hold less than a controlling influence and/or less than 50% of the interests of the surviving or acquiring Member.

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“Code” means the Internal Revenue Code of 1986.

“Commitment Term” means the period of time beginning as of the date of the closing of the purchase of the Property and continuing 5 (5) years, provided however that the same may be extended by the Manager twice, each for up to two (2) additional years if the Manager determines, in good faith, that such extension(s) is reasonably necessary to effectuate a successful completion of the Project.

“Company Minimum Gain” means “partnership minimum gain” as defined in Treasury Regulations Section 1.704-2(b)(2), substituting the term “Company” for the term “partnership” as the context requires.

“DLLCA” means the Delaware Limited Liability Company Act, in effect as of the Effective Date of this Agreement, and as may be revised from time to time in the future.

“Divorce” means any legal proceeding to terminate or dissolve, or separate the Marital Relationship of a Member, and includes an action for annulment, legal separation, or similar proceeding that involves a judicial division of joint or marital property of the Member and his or her Spouse.

“Electronic Transmission” means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved, and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process.

“Equity Multiple Return” means the total cash distributions received from by a Member, divided by the total Capital Contributions given by that Member as a product of total return on investment. An Equity Multiple Return of less than 1.0x means a Member is getting back less cash than it contributed. An Equity Multiple Return of more than 1.0x means a Member is getting back more cash than it contributed. By way of pure example, an Equity Multiple Return of 1.5x means that for every $1.00 of Capital Contributions given by a Member, that Member could be expected to receive distributions totaling $1.50.

“Equity Securities” means any and all Membership Interests of the Company and any securities of the Company convertible into, exchangeable for, or exercisable for, such Membership Interests, and warrants or other rights to acquire such Membership Interests.

“Estimated Tax Amount” of a Member for a Fiscal Year means the Member’s Tax Amount for such Fiscal Year as estimated in good faith from time to time by the Manager. In making such estimate, the Manager shall take into account amounts shown on Internal Revenue Service Form 1065 filed by the Company and similar state or local forms filed by the Company for the preceding taxable year and such other adjustments as the Manager reasonably determines are necessary or appropriate to reflect the estimated operations of the Company for the Fiscal Year.

“Excluded Securities” means Equity Securities issued in connection with:

(a) a grant to any existing or prospective consultants, employees, or officers pursuant to any profits interest plan or similar equity-based plans or other compensation agreement;

(b) the conversion or exchange of any securities of the Company into Membership Interests, or the exercise of any warrants or other rights to acquire Membership Interests;

(c) any acquisition by the Company of any equity interests, assets, properties, or business of any Person;

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(d) any merger, consolidation, or other business combination involving the Company;

(e) the commencement of any initial public offering/qualified public offering or any transaction or series of related transactions involving a Change of Control;

(f) an equity split, payment of distributions, or any similar recapitalization; and

(g) any private placement of warrants to purchase Membership Interests to lenders or other institutional investors (excluding the Members) in any arm’s length transaction providing debt financing to the Company (the “Financing Warrants”) where such Financing Warrants, together with all the then outstanding Financing Warrants, are not equal to and not convertible into an aggregate of more than 5% of the outstanding Equity Securities on a fully diluted basis at the time of the issuance of such Financing Warrants, in each case, approved in accordance with the terms of this Agreement.

“Fair Market Value” of any asset as of any date means the purchase price that a willing buyer having all relevant knowledge would pay a willing seller for such asset in an arm’s length transaction as determined by a qualified Independent Third Party appraiser engaged by the Manager in good faith and upon commercially reasonable terms.

“Fiscal Year” means the calendar year, unless the Company is required to have a taxable year other than the calendar year, in which case Fiscal Year shall be the period that conforms to its taxable year.

“Governmental Authority” means any federal, state, local, or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations, or orders of such organization or authority have the force of law), or any arbitrator, court, or tribunal of competent jurisdiction.

“Independent Third Party” means, with respect to any Member, Manager or the Company, any Person who is not an Affiliate or other Permitted Transferee of such Member, Manager, or the Company.

“Initial Member(s)” means the Sponsor(s), directly or indirectly.

“Initial Offering” means the certain initial offering of Membership Interests of the Company to Persons other than the Initial Member pursuant to a certain Private Placement Memorandum (the “PPM”) dated effective and launching on or about April 24, 2025.

“IRR” means the cumulative internal rate of return on Capital Contributions (for each Member) calculated using the “XIRR” function in Microsoft Excel™, taking into account all Capital Contributions given and distributions made over time.

“Key Persons” means certain principals of the Manager who are, or will be, principally charged with the governance of the Manager and the Company above and beyond other Sponsors.

“Lien” means any mortgage, pledge, security interest, option, right of first offer, encumbrance, or other restriction or limitation of any nature whatsoever, including as those imposed by any loans to the Company, an SPE, or the Property.

“Loan” means a certain loan to be obtained by an SPE (or the Company) for the primary purpose of undertaking the Project.

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“Majority” means one or more Members having among them more than fifty percent (50%) of the Membership Interests of all Members.

“Manager” means CM OB Hotel MGR, LLC, a Delaware limited liability company, or such other Person as may be designated or become a manager of the Company pursuant to the terms of this Agreement. The Manager shall constitute a “manager” of the Company as that term is defined in the DLLCA.

“Manager Representative” means either a) an Independent Third Party designated by the Manager and kept in the written records of the Company on file with Company Counsel or b) in the absence of the former, Company Counsel itself. The Manager has the authority to change the Manager Representative at any time within its discretion, provided that such change is immediately provided for in the written records of the Company as stated above

“Marital Relationship” means a civil union, domestic partnership, marriage, or any other similar relationship that is legally recognized in any jurisdiction.

“Member” means (a) each Person identified on the Members Schedule as of the date hereof as a Member and who has executed this Agreement or a counterpart thereof (each, a “Member”), including the Initial Members; and (b) each Person who is hereafter admitted as a Member in accordance with the terms of this Agreement and the DLLCA, in each case so long as such Person is shown on the Company’s books and records as the owner of Membership Interests. The Members shall constitute “members” of the Company as that term is defined in the DLLCA.

“Member Nonrecourse Debt” means “partner nonrecourse debt” as defined in Treasury Regulations Section 1.704-2(b)(4), substituting the term “Company” for the term “partnership” and the term “Member” for the term “partner” as the context requires.

“Member Nonrecourse Debt Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if the Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulations Section 1.704-2(i)(3).

“Member Nonrecourse Deduction” means “partner nonrecourse deduction” as defined in Treasury Regulations Section 1.704-2(i), substituting the term “Member” for the term “partner” as the context requires.

“Membership Class” or “Member Class” or “Class” means the class designation of Membership Interests each Member holds, with each Class representing different rights and entitlements as stated in this Agreement. At present, the Classes are as follows:

-	Class A, whose Members will be entitled to a “Preferred Return Rate” equal to 8.00% and will be entitled to share additional profits beyond its Preferred Return, subject to the distribution mechanism outlined below (the “Class A Members”).

-	Class B, whose Members will consist solely of some or all of the Sponsors (though not all Sponsors may hold such interests) and other Persons within the sole discretion of the Key Persons and will share in the profits of the Company (the “Class B Members”).

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“Membership Interest” or “Member Interest” or simply “Interest” means an interest in the Company owned by a Member, which may be expressed as a “Membership Unit(s)” or as a “Membership Interest Percentage”, including such Member’s right (a) to its distributive share of Net Income, Net Losses, and other items of income, gain, loss, and deduction of the Company; (b) to its distributive share of the assets of the Company; (c) to vote on, consent to, or otherwise participate in any decision of the Members as provided in this Agreement; and (d) to any and all other benefits to which such Member may be entitled as provided in this Agreement or the DLLCA. The Membership Interest of each Member is likely to be the same proportion of such Member’s total Capital Contribution, though may not necessarily be so. The sum of the Members’ Membership Interests as a percentage shall, at all times, be one hundred percent (100%).

“Net Income” and “Net Loss” mean, for each Fiscal Year or other period specified in this Agreement, an amount equal to the Company’s taxable income or taxable loss, or particular items thereof, determined in accordance with Code Section 703(a) (where, for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or taxable loss), but with the following adjustments:

(a) any income realized by the Company that is exempt from federal income taxation, as described in Code Section 705(a)(1)(B), shall be added to such taxable income or taxable loss, notwithstanding that such income is not includable in gross income;

(b) any expenditures of the Company described in Code Section 705(a)(2)(B), including any items treated under Treasury Regulations Section 1.704-1(b)(2)(iv)(I) as items described in Code Section 705(a)(2)(B), shall be subtracted from such taxable income or taxable loss, notwithstanding that such expenditures are not deductible for federal income tax purposes;

(c) any gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Book Value of the property so disposed, notwithstanding that the adjusted tax basis of such property differs from its Book Value;

(d) any items of depreciation, amortization, and other cost recovery deductions with respect to Company property having a Book Value that differs from its adjusted tax basis shall be computed by reference to the property’s Book Value (as adjusted for Book Depreciation) in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g);

(e) if the Book Value of any Company property is adjusted as provided in the definition of Book Value, then the amount of such adjustment shall be treated as an item of gain or loss and included in the computation of such taxable income or taxable loss; and

(f) to the extent an adjustment to the adjusted tax basis of any Company property pursuant to Code Sections 732(d), 734(b) or 743(b) is required, pursuant to Treasury Regulations Section 1.704 1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).

“Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Section 1.704-2(b).

“Nonrecourse Liability” has the meaning set forth in Treasury Regulations Section 1.704-2(b)(3).

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“Operating Expenses” means, collectively, all expenses related to the operations and management of the Company, an SPE, the Property, the Project as a whole, the business of the Company, or the administration of the Company and an SPE, including, non-exhaustively: all costs and expenses of maintaining the operations and investments of the Company, including all fees payable to the Manager or Affiliate/third party service providers; advisory fees payable to any investment adviser; appraising and valuing, acquiring, maintaining, financing, hedging and disposing of Property; taxes, fees and other governmental charges levied against the Company; insurance; administrative and research fees; expenses of custodians, outside advisors, counsel (including Company Counsel), accountants, auditors, administrators and other consultants and professionals; expenses associated with forming and operating holding vehicles related to the Project; technological expenses; interest on and fees, costs and expenses arising out of all financings entered into by the Company; travel expenses; custodial expenses; litigation expenses (including the amount of any judgments or settlements paid in connection therewith); winding up and liquidation expenses; expenses incurred in connection with any financial or tax audit, investigation, settlement or review; expenses associated with meetings of the Members or the Managers and the preparation and distribution of reports, financial statements, tax returns and K-1s to the Members; indemnification and other unreimbursed expenses; and any extraordinary expenses to the extent not reimbursed or paid by insurance.

“Organizational Expenses” means all out-of-pocket expenses incurred in connection with the organization and formation of the Manager and the Company and any related investment vehicle, and other related entities organized by the Manager or its Affiliates in connection with the Project and for the benefit of the Members, including, without limitation, legal and accounting fees and expenses, printing costs, and filing fees.

“Permitted Transfer” means a Transfer of Membership Interests carried out pursuant this Agreement.

“Permitted Transferee” means a recipient of a Permitted Transfer.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity.

“Preferred Return” means, with respect to each Class A Member, an amount calculated like interest on such Member’s Unrecovered Capital Contributions at a rate equal that Member’s Preferred Return Rate (commensurate with such Member’s Membership Class) per annum, cumulative and non-compounded. The Preferred Return shall begin to accrue as of the date the Property receives a certificate of occupancy by a qualified governmental authority or on the date the Member actually provides such Capital Contributions, whichever occurs later. For financial and income tax reporting purposes, neither accrual nor payment of the Preferred Return shall be treated as a guaranteed payment under Section 707(c) of the Code.

“Preferred Return Accounting Period” means each Fiscal Year, prorated for any partial years in which the Initial Offering commences and when the Company terminates.

“Preferred Return Rate” means the percentage rate utilized in calculating the Preferred Return for each Member, which is designated by Membership Class as defined above under the definition of “Membership Class”.

“Project” means acquiring, developing, and ultimately selling the Property. Notwithstanding the foregoing, the Manager has the sole and exclusive authority to adjust or otherwise modify, amend, or alter the definition of the Project if it reasonably determines to be in the best interests of the Company, provided, however, that the Project shall always concern the Property as its single material asset.

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“Property” means a certain real property located at 8386 Camp Creek Blvd, Olive Branch, MS 38654, and is intended to be developed (new construction) into a Courtyard by Marriot hotel.

“Recovered Capital Contributions” shall mean such total amount of distributions made to a Member, counted against their total Capital Contributions provided.

“Related Party Agreement” means any agreement, arrangement, or understanding between the Company and any Manager, Member, Officer (or other employee) of the Company or any Affiliate of a Manager, Member, Officer (or other employee) of the Company; in each case, as such agreement may be amended, modified, supplemented, or restated in accordance with the terms of this Agreement.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants, and other agents of such Person.

“Securities Act” means the Securities Act of 1933 and the rules and regulations thereunder, which shall be presently in effect.

“SPE” means a certain Onyx OB Hotel LLC, which pursuant to an equity rollover, is (or will be) a subsidiary company that is broadly classified as a “single purpose entity” or “special purpose vehicle” organized and governed by the Manager and (is or will be) wholly owned by the Company for the sole purpose of owning and operating the Property (except wherein co-investment opportunities are offered by the Manager in its sole discretion.

“Sponsor(s)” means all beneficial owners of the Manager, including but not limited to, the Key Persons.

“Spouse” means a spouse or spousal equivalent, a party to a civil union, a domestic partner, a same-sex spouse or partner, or any person in a Marital Relationship with a Member.

“Subscription Agreement” means a certain agreement in connection with the Initial Offering (or a Subsequent Offering, as applicable) between the Company and each Member by which the Member subscribes to, and becomes a Member of, the Company.

“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Super Majority” means one or more Members having among them at least sixty-six percent (66.00%) of the Membership Interests of all Members.

“Tax Amount” of a Member for a Fiscal Year means the product of (a) the Tax Rate for such Fiscal Year and (b) the Adjusted Taxable Income of the Member for such Fiscal Year with respect to its Membership Interest.

“Tax Rate” of a Member, for any period, means the highest effective marginal combined federal, state, and local tax rate applicable to an individual residing in Memphis, Tennessee (or, if higher, a corporation doing business in Memphis, Tennessee), taking into account (a) the character (for example, long-term or short-term capital gain, ordinary, or exempt) of the applicable income and (b) if applicable, the deduction under IRC Section 199A.

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“Transfer” means to, directly or indirectly, sell, transfer, assign, gift, pledge, encumber, hypothecate, or similarly dispose of, either voluntarily or involuntarily, by operation of law or otherwise, or to enter into any contract, option, or other arrangement or understanding with respect to the sale, transfer, assignment, gift, pledge, encumbrance, hypothecation, or similar disposition of, any Membership Interests owned by a Person or any interest (including a beneficial interest) in any Membership Interests owned by a Person. “Transfer” when used as a noun shall have a correlative meaning. “Transferor” and “Transferee” mean a Person who makes or receives a Transfer, respectively.

“Treasury Regulations” means the final or temporary regulations issued by the United States Department of Treasury pursuant to its authority under the Code, and any successor regulations.

“Unrecovered Capital Contributions” shall mean the total Capital Contributions provided by a Member, reduced by distributions made to such Member pursuant to Article 6 of this Agreement (expressly excluding the Preferred Return, if applicable).

Section 1.02 TC “Section 1.02 Interpretation.” \l 2Interpretation.

(a) For purposes of this Agreement: (a) the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) unless otherwise expressly stated, the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Agreement as a whole.

(b) The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms.

(c) Unless the context otherwise requires, references herein: (x) to Articles, Sections, Exhibits, and Schedules mean the Articles and Sections of, and Exhibits and Schedules attached to, this Agreement; (y) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder.

(d) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

(e) The Exhibits and Schedules referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

(f) Any terms expressly defined elsewhere in this Agreement shall be as defined therein.

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ARTICLE IITC “ARTICLE II ORGANIZATION” \l 1
Organization

Section 2.01 TC “Section 2.01 Formation.” \l 2Formation.

(a) The Company was formed on or about January 3, 2024, pursuant to the provisions of the DLLCA, upon the filing of the Organizational Documents with the Secretary of State of the State of Delaware.

(b) This Agreement, as revised, shall constitute the “operating agreement” (as that term is used in the DLLCA) of the Company. The rights, powers, duties, obligations, and liabilities of the Members and the Manager shall be determined pursuant to the DLLCA and this Agreement. To the extent that the rights, powers, duties, obligations, and liabilities of any Member or the Manager are different by reason of any provision of this Agreement than they would be under the DLLCA in the absence of such provision, this Agreement shall, to the extent permitted by the DLLCA, control.

Section 2.02 TC “Section 2.02 Name.” \l 2Name. The name of the Company is “CM OB Hotel Owner, LLC”, or such other name or names as may be designated by the Manager; provided, that the name shall always contain the words “Limited Liability Company” or “Limited Company” or an abbreviation of one of those phrases. Amendments to the Organizational Documents or this Agreement to reflect any such name change may be made by the Manager without the consent of the Members. The Manager shall give prompt notice to the Members of any change to the name of the Company and any related amendment to the Organizational Documents or this Agreement. The Company may conduct business under any assumed or fictitious name required by Applicable Law or otherwise deemed desirable by the Manager.

Section 2.03 TC “Section 2.03 Principal Office.” \l 2Principal Office. The principal office of the Company is as stated in the Organizational Documents, or such other place as may from time to time be determined by the Manager. The Manager shall give prompt notice of any such change to each of the Members.

Section 2.04 TC “Section 2.04 Registered Office; Registered Agent.” \l 2Registered Office; Registered Agent.

(a) The registered office of the Company shall be the office of the initial registered agent named in the Organizational Documents or such other office (which need not be a place of business of the Company) as the Manager may designate from time to time in the manner provided by the DLLCA and Applicable Law.

(b) The registered agent for service of process on the Company in the State of Delaware shall be the initial registered agent named in the Organizational Documents or such other Person or Persons as the Manager may designate from time to time in the manner provided by the DLLCA and Applicable Law.

Section 2.05 TC “Section 2.05 Purpose; Powers.” \l 2Purpose; Powers.

(a) The sole purpose of the Company is to undertake the Project, and to engage in any lawful acts or activities necessary or incidental thereto. Pursuant to this Agreement, the Company shall have all the powers necessary or convenient to carry out the purposes for which it is formed, including the powers granted by the DLLCA.

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(b) The Manager shall also have the right to structure one or several SPEs as Subsidiaries in furtherance of the Project, or to undertake the Project by way of a co-invest structure such as a tenants in common (a “TIC”) or similar structure. In each case, within the discretion of the Manager, this may include outside third-party investor-members or co-owners, in which case ownership of the Property or an SPE, as applicable, may not be wholly vested in the Company but partially owned in conjunction with such other third parties (with third parties, each SPE or TIC referred to as a “Side Car Investment”). Each Side Car Investment shall be responsible for its own organizational and operational expenses, and the Company will be responsible for its pro rata share of those costs and expenses alongside third parties therein. No Member has an automatic right to provide additional investment into any Side Car Investment without the Manager’s consent, except, however, the Sponsors (or their Affiliates) shall be permitted to participate in any Side Car Investment and to directly (or indirectly) own an interest in such Side Car Investment. The ownership of any equity or beneficial interests in a Side Car Investment by the Sponsors (or their Affiliates) shall not, by itself, form the basis of an impermissible conflict between the Sponsor and the Company (or the Manager), and shall not, by itself, form the basis of a claim against the Sponsor, the Key Persons, or the Manager for a breach or violation of its fiduciary duties, such claims being affirmatively waived by all Members (to the fullest extent permitted by Applicable Law) as it pertains to these contemplated transactions.

(c) The Manager shall have the right to enter into side-letter agreements with one or more Members upon terms agreed to by the Manager in its sole and absolute discretion, and such side-letter agreement may provide additional rights, economic incentives, or other terms to such Members. The Manager is not required to disclose the existence or terms of any such side-letter agreements with any other Member. No Member shall have a right to participate in, or be the beneficiary of, any side-letter agreement to which it is not expressly a party to. The terms of this Section 2.05(c) shall be permissible to the maximum extent permitted under Applicable Law.

(d) The Manager shall also have the right, within its sole and absolute but reasonable discretion, to deploy reserve capital that is not otherwise currently required for the Project (or that may simply be held in reserve) into certain stable savings or investment holdings such as CDs, bonds, and other low-risk opportunities, provided, however, that such actions do not result in a loss of securities exemptions currently relied upon by the Company, and provided further, that these deployments do not constitute the Company’s primary investments.

Section 2.06 TC “Section 2.06 Term.” \l 2Term. The term of the Company commenced on the date the Organizational Documents was filed with the Secretary of State of the State of Delaware and shall continue in existence perpetually until the Company is terminated in accordance with the provisions of this Agreement.

ARTICLE IIITC “ARTICLE III CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS” \l 1
CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

Section 3.01 TC “Section 3.01 Initial Capital Contributions.” \l 2 Capital Contributions. Contemporaneously with the execution of this Agreement and pursuant to the Initial Offering (or any Subsequent Offering) each Member has made (or will presently make) a Capital Contribution to the Company and is thereby deemed to own Membership Interests as Membership Interest Units in the amounts set forth opposite such Member’s name on the Members’ Schedule herein (Schedule I attached hereto). The Manager shall maintain, keep in confidence, and update the Members’ Schedule upon the issuance or Transfer of any Membership Interests to any new or existing Member in accordance with this Agreement. The Manager expressly reserves the right, for the benefit of the Company, to increase or decrease the total number of Membership Interests available for purchase in its sole discretion. The Members, other than the Sponsors holding Class B Membership Interests, shall not be entitled to see the Membership Interest Percentages of any of the other Members except as required for meetings of the Members validly called.

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Section 3.02 TC “Section 3.02 Additional Capital Contributions.” \l 2 Capital Calls; TC “Section 3.02 Additional Capital Contributions.” \l 2Additional Capital Contributions.

(a) Capital Calls. Additional Capital Contributions may be (1) called at the sole discretion of the Manager for the benefit of the Company if and only if the Company requires additional capital to meet a liability with respect to the Property or the Project such that, without the additional Capital Contributions, the success of the Project would be in jeopardy (each a “Capital Call”) or (2) made voluntarily by a Member with the express written consent of the Manager, provided, however that the Manager may only require that the Sponsors alone participate (“Sponsor Call Contributions”). Unless otherwise determined by the Manager in its sole discretion, all Members shall be required to participate in a Capital Call on a pro rata basis of their Capital Contributions in proportion to the aggregate Capital Contributions of all Members (each Member’s “Call Amounts”). A Capital Call, when issued, shall be issued by the Manager in writing to all the Members and shall provide for a funding/participation deadline of at least THIRTY (30) days from the date of the notice (the “Capital Call Notice”).

(b) Failure to Fund Capital Call. Failure of a Member to participate in any Capital Call shall result in a reduction of the defaulting Member’s Membership Interest Percentage to a percentage determined by calculating the defaulting Member’s total Capital Contributions in proportion to the total Capital Contributions of all the Class A Members immediately following the conclusion of a Capital Call (but adjusted to take into account Class B’s unmitigated Membership Interest, overall), and correspondingly increasing non-defaulting Members’ Membership Interest Percentages accordingly pursuant to the same calculation. Further, a failure to fund a Capital Call shall result in a default by that Member and shall authorize the Manager in its sole discretion (and without obligation), to take any, all, or none of the following additional actions against the defaulting Member:

(i) Restrict the defaulting Member’s right to receive distributions owed to them (less all amounts contemplated under 3.02(c) below) under Article 6 of this Agreement until after all non-defaulting Members have zero Unrecovered Capital Contributions;

(ii) Charge the defaulting Member a penalty fee of 5.00% payable to the Company (and not re-distributable to the defaulting Member), as annual and compounding interest, on all defaulted and outstanding amounts due, and offset the same against all distributions owed to such defaulting Member until the default amounts plus all penalty fees, interest, and expenses related to enforcement of this Section 3.02 are paid in full; and/or

(iii) Permit non-defaulting Member(s), in accordance with their relative Membership Interest Percentages (or in such other percentages as the Manager may determine) (the “Lending Members”, whether one or more), to advance the portion of any defaulting Member’s proportionate share of the defaulting Member’s Call Amount which such defaulting Member failed to contribute to the Company (the “Default Member Call Amount”), with such advancement to be treated as a loan by the Lending Member(s) to the defaulting Member(s), carrying an interest rate equal to the maximum non-usurious amount allowed by Applicable Law (the “Default Call Loan”). Such loan is repayable by the following provisions which are consented to by the defaulting Member: (i) the defaulting Member consents to the making of the Default Call Loan in favor of the Lending Member(s) and certifies that it is receiving adequate consideration; (ii) it further consents to the assignment to the Lending Members of all distributions otherwise payable to it until payments to the Lending Members equal the repayment of the Default Call Loan principal balance plus all accrued and unpaid interest and any fees or expenses related to the enforcement and collection of the Default Call Loan; and (iii) following payment of Default Call Loan and all associated interest and fees, the Default Call Loan shall be deemed repaid and the defaulting Member shall thereafter continue receive all distributions it is otherwise due. By execution of this Agreement, such defaulting Member hereby authorizes the Manager and the Company to pay the amounts consented to above directly to the Lending Members. Exercise of this penalty, however, shall then not result in a dilution of the defaulting Member’s Interests above in 3.02(b), but shall still be subject to other impacts associated with defaulting Member.

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(c) Defaulting Member Expenses. A defaulting Member under this Section 3.02 shall be solely responsible for its defaulting amounts due, and the expenses, interest, fees, costs, and liabilities associated with its default and the Company’s enforcement of any of its rights hereunder, and the same shall be offset against distributions owed to such defaulting Member, without notice. The defaulting Member shall never be entitled to distributions of Distributable Cash (defined below) comprised of default fees, interests, or remedies charged to them.

Section 3.03 Member/Sponsor Loans. At the discretion of the Manager, in the event that additional capital is required for the business of the Company and the Manager foregoes a Capital Call or other mechanism for acquiring capital, the Company may accept loans from Members, including the Sponsors (“Member Loans”). Such Member Loans shall bear interest that may be +/- the current prime rate, and always within the discretion of the Manager. Repayment of Member Loans shall be treated as expenses of the Company, but subordinate to any senior loans given to the Company by primary lenders. Loans by any Member to the Company shall not be considered Capital Contributions and shall not affect the maintenance of such Member’s Capital Account, other than to the extent provided in Section 3.03(a), if applicable. No Member may provide a loan to the Company except with the written approval of the Manager.

Section 3.04 TC “Section 3.03 Maintenance of Capital Accounts.” \l 2Maintenance of Capital Accounts. The Company shall establish and maintain for each Member a separate capital account (a “Capital Account”) on its books and records in accordance with this Section 3.03. Each Capital Account shall be established and maintained in accordance with the following provisions:

(a) Each Member’s Capital Account shall be increased by the amount of:

(i) such Member’s Capital Contributions, including such Member’s initial Capital Contribution and any additional Capital Contributions pursuant to a duly noticed Capital Call; and

(ii) any Net Income or other item of income or gain allocated to such Member pursuant to ARTICLE V.

(b) Each Member’s Capital Account shall be decreased by:

(i) the cash amount or Book Value of any property distributed to such Member pursuant to ARTICLE VI and Section 11.03(d);

(ii) the amount of any Net Loss or other item of loss or deduction allocated to such Member pursuant to ARTICLE V;

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(iii) the amount so required in Section 3.02 pursuant to a failure to contribute to a duly noticed Capital Call; and

(iv) the amount of any liabilities of such Member assumed by the Company or that are secured by any property contributed by such Member to the Company.

Section 3.05 TC “Section 3.04 Succession Upon Transfer.” \l 2Succession Upon Transfer. In the event that any Membership Interests are Transferred in accordance with the terms of this Agreement, the Transferee shall succeed to the Capital Account of the Transferor to the extent it relates to the Transferred Membership Interests and, subject to Section 5.07, shall receive allocations and distributions pursuant to ARTICLE V, ARTICLE VI, and ARTICLE XI in respect of such Membership Interests.

Section 3.06 TC “Section 3.05 Negative Capital Accounts.” \l 2Negative Capital Accounts. In the event that any Member shall have a deficit balance in its Capital Account, such Member shall have no obligation, during the term of the Company or upon termination or liquidation thereof, to restore such negative balance or make any Capital Contributions to the Company by reason thereof, except as may be required by a Capital Call, Applicable Law, or in respect of any negative balance resulting from a withdrawal of capital or termination in contravention of this Agreement.

Section 3.07 TC “Section 3.06 No Withdrawals From Capital Accounts.” \l 2No Withdrawals From Capital Accounts. No Member shall be entitled to withdraw any part of its Capital Account or to receive any distribution from the Company, except as otherwise provided in this Agreement. No Member shall receive any interest, salary, or drawing with respect to its Capital Contributions or its Capital Account, except as otherwise provided in this Agreement. The Capital Accounts are maintained for the sole purpose of allocating items of income, gain, loss, and deduction among the Members and shall have no effect on the amount of any distributions to any Members, in liquidation or otherwise.

Section 3.08 TC “Section 3.08 Modifications.” \l 2Modifications. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Treasury Regulations. If the Manager determines that it is prudent to modify the manner in which the Capital Accounts, or any increases or decreases to the Capital Accounts, are computed in order to comply with such Treasury Regulations, the Manager may authorize such modifications without the consent of any Member.

ARTICLE IVTC “ARTICLE IV MEMBERS” \l 1
MEMBERS

Section 4.01 Membership Classes Established; Management Reserved to the Manager.

(a) Membership Classes Established. The Company hereby establishes the Membership Classes, and the Manager may from time to time establish additional Membership Classes, subject to amendment procedures and requirements in this Agreement. Membership Interests of each Class will be entitled to all rights as stated in this Agreement in various parts, and as defined in Article 1 herein. The Membership Interest Percentages for each Membership Class as an aggregate percentage shall be established by the Manager and reflected on Schedule I attached to this Agreement but held in confidence by the Manager for the benefit of the Company.

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(b) Management Reserved to the Manager. Except as provided elsewhere in this Agreement, by Side Letter, or other contractual right, no Member that shall take any part in the control of any aspect of the Company’s business, including an SPE, the Project, or transact any business in the Company’s name, or have the power to sign documents for or otherwise bind or act on behalf of the Company in any way, to pledge credit, to execute any instrument on the Company’s behalf or to render it liable for any purpose. No Member, acting solely in the capacity of a Member, is an agent of the Company. For the avoidance of any doubt, it is expressly the Members’ intention to give the Manager (the Sponsor) broad discretion in the operations, governance, and management of the Company and of the Project and Members who are not Managers expressly acknowledge and agree that they shall have no power to participate in the management of the Company except as expressly detailed in this Agreement.

(c) No Meetings of the Members. Except upon the affirmative consent of the holders of at least a Super Majority of Class A Membership Interests or for the express purpose of removing or replacing the Manager pursuant Section 7.03 of this Agreement and to thereafter carry forward the business of the Company, no meetings of the Members, annual or special or otherwise, shall be required or held, it being understood that the Manager has exclusive discretion to operate the Company and shall provide periodic reporting and updating to the Members pursuant to Article 10 of this Agreement. If meetings are to be held, written notice of not less than thirty (30) days and not more than ninety (90) days must be given to all Members and Managers, stating the time, place, and method of conducting the meeting, as well as the subject matter and agenda therein proposed. At any meeting validly noticed, in order for Members to conduct business, a quorum of at least a Majority of Membership Interests (or in the case of a meeting to remove and replace the Manager, a Majority of Class A Membership Interests) must be present at the meeting, and the Manager (or the Manager Representative) shall be responsible for maintaining, to the best of their ability, a roster in accordance with Schedule I, including contact information for all Members, and distributing the same to all Members just prior to a meeting. All actions proposed to be taken at any meeting of the Members – unless expressly stated otherwise in this Agreement – shall be approved only upon the affirmative consent of the holders of at least a Majority of Membership Interests, excluding any defaulting Members generally, and excluding Class B Membership Interests if the vote is concerning actions under Section 7.03 of this Agreement.

Section 4.02 TC “Section 4.01 Admission of New Members.” \l 2Admission of New Members. The Manager is hereby permitted to admit new Members to the Company in accordance with the terms of the Initial Offering. Additional new Members may be admitted from time to time at the sole discretion of the Manager, including the terms of such admission. This includes with respect to the Initial Offering or additional or subsequent offerings of Membership Interests. The Manager may cause the Company to conduct a subsequent offering at any time upon such terms as the Manager determines appropriate in its sole discretion (each a “Subsequent Offering” and an accompanying close of that offering a “Subsequent Offering Closing”) and admit additional Members pursuant to the same (each an “Additional Member”). At any Subsequent Offering Closing, the Manager may, but is not obligated to, charge Additional Members a fee to “true up” or “catch up” the value of its Capital Contributions with respect to previously funded Capital Contributions (such fees referred to as “Catchup Contributions”). The terms and amounts of such fees shall be within the sole discretion of the Manager. In order for any Person not already a Member of the Company to be admitted as a Member, whether pursuant to an issuance or Transfer (including a Permitted Transfer) of Membership Interests, such Person shall have executed and delivered to the Company a written undertaking substantially in the form of a Subscription Agreement or any other document(s) that the Manager may deem necessary or appropriate, and if being charged by the Manager, pay additional “true up” fees. Upon the amendment of the Members Schedule by the Manager and the satisfaction of any other applicable conditions, including the receipt by the Company of payment for the issuance of Membership Interests, such Person may be admitted as a Member and deemed listed as such on the books and records of the Company. The Manager shall also adjust the Capital Accounts of the Members as necessary in accordance with Section 3.03.

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Section 4.03 TC “Section 4.02 No Personal Liability.” \l 2No Personal Liability. Except as otherwise provided in the DLLCA, by Applicable Law, or expressly in this Agreement, no Member will be liable or obligated personally for any debt, obligation, or liability of the Company or other Members, the Property, whether arising in contract, tort, or otherwise, including a debt, obligation, or liability under a judgment, decree, or order of a court, solely by reason of being a Member.

Section 4.04 TC “Section 4.03 No Withdrawal.” \l 2Withdrawal and Redemption. Except as expressly provided elsewhere in this Agreement, no Member shall have the right to withdraw or resign as a Member prior to expiration of the Commitment Term and any such withdrawal or resignation or attempted withdrawal or resignation by a Member prior to the winding up and termination of the Company shall be null and void. As soon as any Person who is a Member ceases to hold a Membership Interest, such Person shall no longer be a Member. A Member may, however, be withdrawn and redeemed pursuant to Section 3.02 or 8.09 of this Agreement.

Section 4.05 TC “Section 4.04 No Interest in Company Property.” \l 2No Member Interest in Property. No real or personal property of the Company, including the Property, shall be deemed to be owned by any Member individually, but shall be owned by, and title shall be vested solely in, the Company. Without limiting the foregoing, each Member hereby irrevocably waives during the term of the Company any right that such Member may have to maintain any action for partition with respect to the property of the Company.

Section 4.06 TC “Section 4.05 Certification of Membership Interests.” \l 2Certification of Membership Interests. The Manager shall not be required to issue certificates to the Members representing the Membership Interests held by such Member. Membership Interests shall be evidenced this Agreement. In the event that the Manager elects to issue certificates representing Membership Interests in accordance with this Section, then the Manager shall ensure such certificates include all required legends under Applicable Law, including, without limitation, legends that articulates rules and restrictions applicable to the Membership Interests as restricted securities under Applicable Law.

Section 4.07 TC “Section 4.09 Similar or Competitive Activities; Business Opportunities.” \l 2Similar or Competitive Activities; Business Opportunities. Nothing contained in this Agreement shall prevent Manager, any Member or any of its Affiliates from engaging in any other activities or businesses, regardless of whether those activities or businesses are similar to or competitive with the Company. None of the Members nor any of their Affiliates shall be obligated to account to the Company or to the other Members for any profits or income earned or derived from such other activities or businesses. None of the Members nor any of their Affiliates shall be obligated to inform the Company or the other Member of a business opportunity of any type or description, whether similar to or competitive with the Company.

Section 4.08 Member Representations and Warranties. Each Member represents and warrants to, and covenants with, the Company that:

(a) The Member understands that the Membership Interests have not been registered under the Securities Act of 1933, as amended, or any under any other applicable securities laws, nor has any governmental or regulatory authority passed an opinion regarding the Membership Interests;

(b) The Member warrants, certifies, and represents that it is subscribing to the Membership Interests with a view to investments for its own account, and not with a view to resell the same;

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(c) The Member understands that the Company is not currently required to register and will not register as an Investment Company under the Investment Company Act of 1940 by way of exemption from definition provided under Section 3(c)1 and/or 3(c)5 of the Investment Company Act;

(d) The Member has all requisite authority (and in the case of an individual, the capacity) to purchase the Membership Interests, enter into this Agreement, and to perform all the obligations required to be performed by the Member hereunder, and such purchase will not contravene any law, rule, or regulation binding on the Member or any investment guideline or restriction applicable to the Member;

(e) The Member understands and accepts that the purchase of the Membership Interests involves various risks, including the risks that there may be no open market for the Membership Interests, or that Subscribers entire investment may be lost. The Member represents that it is able to bear any loss associated with an investment in the Membership Interests;

(f) The Member is an “Accredited Investor” as defined under the Securities Act and has such knowledge, skill and experience in business, financial and investment matters that the Member is capable of evaluating the merits and risks of this specific investment in the Membership Interests. With the assistance of the Member’s own professional advisors, to the extent that the Member has deemed appropriate, the Member has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Membership Interests and the consequences of this Agreement. The Member has considered the suitability of the Membership Interests as an investment in light of its own circumstances and financial condition and the Member is able to bear the risks associated with an investment in the Membership Interests and its authority to invest in the Membership Interests; and

(g) The Member agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Membership Interests. Any information that has been furnished or that will be furnished by the Member to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

ARTICLE VTC “ARTICLE V ALLOCATIONS” \l 1
ALLOCATIONS

Section 5.01 TC “Section 5.01 Allocation of Net Income and Net Loss.” \l 2Allocation of Net Income and Net Loss.

(a) Allocations of Net Income. For each Fiscal Year or Fiscal Quarter, as applicable, the Company’s items of Net Income or other gains recognized by the Company will first be allocated to the Class A Members, each on a pro rata basis of their total Capital Contributions. From there, such allocations shall be further adjusted to match, as closely as possible, how actual distributions of Distributable Cash would have been (or were) made and, where applicable, shared with the Class B Members pursuant to Section 6.02 below if the Company were to winddown, liquidate, and make (or has made) a final distribution of all Net Income presently available.

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(b) Allocations of Net Losses. For each Fiscal Year or Fiscal Quarter, as applicable, the Company’s items of Net Losses, if any, recognized by the Company will be allocated first between all Class A Members on a pro rata basis of their total Capital Contributions until their Capital Accounts reach zero, thereafter, any excess to the Class B Members pro rata in accordance with their Membership Interests. Notwithstanding the foregoing, at the discretion of the Manager the Company may, to the extent possible, endeavor to pass along certain losses and depreciation expenses and other taxable impacts of a similar nature in a manner other than as described above; within the good faith and reasonable discretion of the Manager, these items may instead be allocated in specific and different proportion between the Class A Members on the one hand, and also shared with the Class B Members on the other hand.

Section 5.02 Allocation Rules. In the event that Members are issued Membership Interests on different dates, the Net Income or Net Loss allocated to the Members for each Fiscal Year during which Members receive Membership Interests will be allocated among the Members in accordance with Section 706 of the Internal Revenue Code, using any convention permitted by law and selected by the Manager. For purposes of determining the Net Income, Net Loss and individual items of income, gain, loss credit, deduction and expense allocable to any period, Net Income, Net Loss and any other items will be determined on a daily, monthly or other basis, as determined by the Manager using any method that is permissible under Section 706 of the Code and the Treasury Regulations. Except as otherwise provided in this Agreement, all individual items of Company income, gain, loss and deduction will be divided among the Members in the same proportions as they share Net Incomes and Net Loss for the Fiscal Year or other period in question.

Section 5.03 Limitation on Allocation of Net Losses. Except for Class B Members and/or within the discretion of the Manager, there will be no allocation of Net Losses to any Member to the extent that the allocation would create a negative balance in the Capital Account of that Member (or increase the amount by which that Member’s Capital Account balance is negative).

Section 5.04 General Tax Allocations. Except as otherwise provided in this Section 5.4, the taxable income or loss of the Company will be allocated pro rata among the Members in the same manner as the corresponding items of Net Income, Net Loss and separate items of income, gain, loss, credit, deduction and expense (excluding items for which there are no related tax items) are allocated among the Member for Capital Account purposes.

Section 5.05 TC “Section 5.02 Regulatory and Special Allocations.” \l 2Regulatory and Special Allocations. Notwithstanding the provisions of Section 5.04:

(a) Minimum Gain Chargeback. In the event there is a net decrease in the Company Minimum Gain during any Fiscal Year, the minimum gain chargeback provisions described in Sections 1.704-2(f) and (g) of the Treasury Regulations will apply.

(b) Member Minimum Gain Chargeback. In the event there is a net decrease in Member Minimum Gain during any Fiscal Year, the partner minimum gain chargeback provisions described in Section 1.704-2(i) of the Treasury Regulations will apply.

(c) Qualified Income Offset. In the event a Member unexpectedly receives an adjustment, allocation or Distribution described in of Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) of the Treasury Regulations, which adjustment, allocation or Distribution creates or increases a deficit balance in that Member’s Capital Account, the “qualified income offset” provisions described in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations will apply.

(i) Nonrecourse Deductions. Nonrecourse Deductions will be allocated in accordance with and as required in the Treasury Regulations.

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(ii) Member Nonrecourse Deductions. Member Nonrecourse Deductions will be allocated to the Members as required in Section 1.704-2(i)(1) of the Treasury Regulation.

(iii) Intention. An SPEcial allocations in this Section 5.05 are intended to comply with certain requirements of the Treasury Regulations and will be interpreted consistently. It is the intent of the Members that any special allocation pursuant to this Section will be offset with other special allocations pursuant to this Section. Accordingly, special allocations of Company income, gain, loss or deduction will be made in such manner so that, in the reasonable determination of the Manager, taking into account likely future allocations under this Section, after those allocations are made, each Member’s Capital Account is, to the extent possible, equal to the Capital Account it would have been were this Section not part of this Agreement.

(d) Recapture Items. In the event that the Company has taxable income in any Fiscal Year that is characterized as ordinary income under the recapture provisions of the Code, each Member’s distributive share of taxable gain or loss from the sale of Company assets (to the extent possible) will include a proportionate share of this recapture income equal to that Member’s share of prior cumulative depreciation deductions with respect to the assets which gave rise to the recapture income.

(e) Tax Credits and Similar Items. Allocations of tax credits, tax credit recapture, and any items related thereto will be allocated in those items as determined by the Manager considering the principles of Treasury Regulation Section 1.704-1(b)(4)(ii).

(f) Consistent Treatment. All items of income, gain, loss, deduction and credit of the Company will be allocated among the Members for federal income tax purposes in a manner consistent with the allocation under this Section. Each Member is aware of the income tax consequences of the allocations made by this Agreement and hereby agrees to be bound by the provisions of this Agreement in reporting its share of Company income and loss for income tax purposes. No Member will report on its tax return any transaction by the Company, any amount allocated or distributed from the Company or contributed to the Company inconsistently with the treatment reported (or to be reported) by the Company on its tax return nor take a position for tax purposes that is inconsistent with the position taken by the Company.

(g) Modifications to Preserve Underlying Economic Objectives. If, in the opinion of counsel or other advisor to the Company, there is a change in the Federal income tax law (including the Code as well as the Treasury Regulations, rulings, and administrative practices thereunder) which makes modifying the allocation provisions of this Section necessary or prudent to preserve the underlying economic objectives of the Members as reflected in this Agreement, the Manager will make the minimum modification necessary to achieve that purpose.

Section 5.06 TC “Section 5.03 Tax Allocations.” \l 2Allocation of Excess Nonrecourse Liabilities. “Excess nonrecourse liabilities” of the Company as used in Section 1.752-3(a)(3) of the Treasury Regulations will first be allocated among the Member pursuant to the “additional method” described in that section and then in accordance with the manner in which the Manager expects the nonrecourse deductions allocable to those liabilities will be allocated.

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Section 5.07 TC “Section 5.04 Allocations in Respect of Transferred Membership Interests.” \l 2Allocations in Respect of Transferred Membership Interests. In the event of a Transfer of Membership Interests during any Fiscal Year made in compliance with the provisions of ARTICLE VIII, Net Income, Net Losses, and other items of income, gain, loss, and deduction of the Company attributable to such Membership Interests for such Fiscal Year shall be determined using the interim closing of the books method.

Section 5.08 Allocations in Year of Completion of Project or Capital Event. Notwithstanding anything else in this Agreement to the contrary, the Parties intend for the allocation provisions of this Article V to produce final Capital Account balances of the Members that will permit final Distributions to be made pursuant to the order set forth in this Agreement under “Capital Event” distributions below in Section 6.02. To the extent that the allocation provisions of this Article V would fail to produce the final Capital Account balances, the Manager may elect, in its sole discretion, to (a) amend those provisions if and to the extent necessary to produce that result and (b) reallocate income and loss of the Company for prior open years (including items of gross income and deduction of the Company for those years) among the Members to the extent it is not possible to achieve that result with allocations of items of income (including gross income) and deduction for the current year and future years, as approved by the Manager. This Section 5.08 will control notwithstanding any reallocation or adjustment of taxable income, taxable loss, or related items by the Internal Revenue Service or any other taxing authority. The Manager will have the power to amend this Agreement without the Consent of the other Members, as it reasonably considers advisable, to make the allocations and adjustments described in this Section 5.08. To the extent that the allocations and adjustments described in this Section 5.08 result in a reduction in the Distributions that any Member will receive under this Agreement compared to the amount of the Distributions that Member would receive if all those Distributions were made pursuant to the order set forth in this Agreement, the Company may make a guaranteed payment (within the meaning of Section 707(c) of the Code) to that Member (to be made at the time that Member would otherwise receive the Distributions that have been reduced) to the extent that payment does not violate the requirements of Sections 704(b) and 514(c)(9)(E) of the Code or may take other action as reasonably determined by the Manager to offset that reduction.

Section 5.09 TC “Section 13.01 Expenses.” \l 2Expenses. Except as otherwise expressly provided elsewhere in this Agreement, all Operating Expenses and Organizational Expenses shall be borne by the Company or an SPE, as applicable, provided, however, that Organizational Expenses shall be limited to $50,000, and any excess shall be the sole responsibility of the Manager. In this regard, all Operating and Organizational Expenses shall be allocated to the Members’ Capital Accounts on a pro rata basis of their total Capital Contributions. Expenses incurred by each Member related to the Project, individually, however, will be borne by each Member incurring such costs (including their respective attorneys’ and accountants’ fees). The Company will not, however, reimburse the Manager for the Manager’s general overhead expenses or for expenses the Manager incurs in the conduct or operation of its own business (as opposed to the Company’s business).

ARTICLE VITC “ARTICLE VI DISTRIBUTIONS” \l 1
DISTRIBUtions

Section 6.01 General Reserve for Operations; Preferred Return Balances.

(a) The Company will first use available assets and cash to repay outstanding debts (including the Loan or any Member Loans), obligations, and all authorized Organizational and Operational Expenses as well as establishing a sufficient contingency reserve for anticipated and projected Operational Expenses (such sufficiency to be determined by the Manager in its reasonable and good faith determination) prior to making any distributions.

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(b) For each Member, Preferred Returns shall accrue pursuant to a “per Preferred Return Accounting Period basis” as opposed to a daily basis, such that the Preferred Return shall be considered paid and current (not outstanding) once the total amount for each applicable Preferred Return Accounting Period has been allocated and then distributed to a Member pursuant to Section 6.02 below.

Section 6.02 Distribution Mechanism. From time to time the Manager shall determine in its sole reasonable judgment to what extent (if any) the Company’s cash on hand exceeds its current and anticipated needs, including, without limitation, for existing and forthcoming expenses and the maintenance of a reasonable contingency reserve as described in Section 6.01 above. If such an excess exists and has been allocated pursuant to Section 5.01 above (“Distributable Cash”), the Manager, in intervals and at times in its discretion, shall make distributions as follows:

(a) First, 100% to all Class A Members pro rata in accordance with their Unrecovered Capital Contributions until they have received distributions equal to their accrued and unpaid Preferred Returns; then

(b) Second, if 100% to the Class A Members pro rata in accordance with their Unrecovered Capital Contributions until they have zero Unrecovered Capital Contributions; then

(c) Third and Finally, all remaining Distributable Cash shall be distributed 70% to the Class A Members pro rata in accordance with their respective Membership Interest Percentages and 30% to the Class B Members pro rata in accordance with their Membership Interest Percentages until the Class A Members achieve an IRR of fifteen percent (15.00%), then 60% to the Class A Members (pro rata as above) and 40% to the Class B Members (pro rata as above) thereafter

Section 6.03 Distribution Rules. Nothing in this Agreement shall obligate the Manager to cause a distribution to any Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make any distributions to the Members if such distribution would violate the DLLCA or other Applicable Law. The Manager also has the right to circumvent the distribution mechanism outlined in Section 6.02 above for the sole purpose of effectuating any Catchup Contributions or withdrawals and redemptions of Members not related to a termination of the Company. Lastly, a defaulting Member under Section 3.02(b) shall not, within the discretion of the Manager, be entitled to receive any distributions under 6.02 above until all non-defaulting Members first have received distributions equal to their Capital Contributions; for the avoidance of doubt, the Distribution Mechanism under 6.02 above shall, for purposes of defaulting Members, read as if the defaulting Members will be entitled to a “catchup” distribution (less their default sums) immediately after all other non-defaulting Members have zero Unrecovered Capital Contributions.

Section 6.04 TC “Section 6.03 Tax Withholding; Withholding Advances.” \l 2Tax Withholding; Withholding Advances. The Company shall not withhold or advance tax payments to the Members, except to the extent required by law (for example, for Non-U.S. Persons); each Member shall be solely responsible for its own tax liabilities arising out of or accrued in connection with this Agreement or its Membership Interest in Company.

Section 6.05 No Creditor Status. A Member will not have the status of, and is not entitled to the remedies available to, a creditor of the Company with regard to its Capital Contributions or Distributions that a Member may be entitled to receive pursuant to this Agreement, the DLLCA, or the Uniform Commercial Code, as amended and in effect in any given state.

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ARTICLE VIITC “ARTICLE VII MANAGEMENT” \l 1
MANAGEMENT

Section 7.01 TC “Section 7.01 Management of the Company.” \l 2Management of the Company. Except as otherwise provided elsewhere in this Agreement, by Side Letter, or other contractual right, the business and affairs of the Company including an SPE, management of the Project, any related investment vehicles/Side Car Investments, and the Property, shall be managed, operated, and controlled by and under the sole direction of the Manager, who shall be permitted to act alone on behalf of the Company. The Manager shall have, and is hereby granted, sole, full, and complete power, authority, and discretion for, on behalf of, and in the name of the Company, to take such actions as it may deem necessary or advisable to carry out any and all of the objectives and purposes of the Company, including with respect to the Project and the Property to the full extent permissible under the law.

Section 7.02 TC “Section 7.02 Number and Term of Managers.” \l 2Number and Term of Managers. The Company shall be managed by one Manager, identified in Article I hereunder. Each Manager, including the initial Manager named in this Agreement, shall serve until a successor has been elected and qualified or until the Manager’s earlier death, resignation, or removal.

Section 7.03 TC “Section 7.03 Removal; Resignation, Vacancies.” \l 2Removal; Resignation, Vacancies.

(a) The Manager may not be removed except by a) its own voluntary resignation hereunder b) for Cause or c) if it undergoes a Change of Control (each a “Manager Removal Event”). The Manager may resign as Manager at any time by giving ten (10) days’ written notice to the Company. Any such resignation shall be effective upon receipt thereof unless it is specified to be effective at some other time or upon the occurrence of some other event. The Company’s acceptance of a resignation shall not be necessary to make it effective.

(b) Upon the occurrence of a Manager Removal Event, the Manager Representative shall access Schedule I and shall call for a meeting of all the Members pursuant to Section 4.01(c) of this Agreement for the purpose of voting to remove the Manager for Cause or Change of Control, and thereafter (including upon the Manager’s resignation), to nominate and elect a replacement Manager. The Manager Representative shall have no authority to vote, speak on behalf of the Manager, or otherwise participate except to chair the meeting of the Members consistent with the terms of this Agreement, to carry out the approved actions of the Members at such meeting, and to perform secretarial functions and to record the minutes of such meeting for the Company’s record books. The Manager Representative may resign at any time by giving written notice to the Manager or the Members at-large. The Manager Representative shall not be liable for any actions of any Member or Manager, or for the debts, obligations, liabilities, or other matters of the Company, it being understood that the Manager Representative is, and shall always be, purely a third party, independent procedural functionary.

Section 7.04 TC “Section 7.04 Actions Requiring Approval of Members.” \l 2No Member Participation. Except as expressly provided otherwise in this Agreement or by operation of law, the Members shall have no rights or powers to take part in the management and control of the Company and its business and affairs, and shall have no power or authority to act for or on behalf of the Company, or bind the Company under agreements or arrangements with third parties. For the avoidance of any doubt, the Members shall have the right to vote only on matters explicitly set forth on this Agreement. Meetings of the Manager shall also not be required, save but at least once per calendar year; meetings may be held informally by means of telephonic conference.

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Section 7.05 TC “Section 7.05 Compensation and Reimbursement of Manager.” \l 2Fees and Reimbursement of Manager and Sponsor/Affiliate Principals.

(a) The Manager (or Sponsors or other Persons designated by the Manager, as appropriate) is (or are) entitled to the following fees in connection with its (or their) services to the Company:

(i) A Development Fee equal to $250,000, payable in installments at the discretion of the Manager.

(b) The Manager is entitled to reimbursement of all Operating and Organizational Expenses, as well as all other reasonable out-of-pocket costs incurred on behalf of the Company or the Project. Specifically, the Manager is entitled to a reimbursement of all expenses it has incurred in connection with the acquisition of the Property as well as in connection with securing the senior loan.

(c) The Manager also has the right to assign its interests in any of the foregoing fees to any third party, Affiliate or otherwise, in its sole discretion.

Section 7.06 Fees and Reimbursement of Third Parties. The Company may engage, in the sole discretion of the Manager, general contractors, and other service providers (including property managers), which may or may not be Affiliated with the Sponsors. These additional service providers may be compensated by Company upon such terms as agreed to by the Manager in its sole discretion under a Related Party Agreement. So long as such engagement and Related Party Agreement is on commercially reasonable terms, such affiliation shall not (1) constitute a basis for an impermissible conflict, (2) form any basis of a claim of violation of fiduciary duties by the Manager or the Sponsor, it being understood such duties are affirmatively waived by all Members specifically regarding this matter, and (3) shall not void the engagement of such Affiliate nor the terms of such engagement.

Section 7.07 TC “Section 7.06 Officers.” \l 2Officers. The Manager may appoint individuals as officers of the Company (the “Officers”) as it deems necessary or desirable to carry on the business of the Company and the Manager may delegate to the Officers such power and authority as the Manager deems advisable. No Officer need be a Member of the Company. Any individual may hold two or more offices of the Company. Each Officer shall hold office until his successor is designated by the Manager or until his earlier death, resignation, or removal. Any Officer may resign at any time upon written notice to the Manager. Any Officer may be removed by the Manager, with or without cause, at any time. A vacancy in any office occurring because of death, resignation, removal, or otherwise, may, but need not, be filled by the Manager.

Section 7.08 TC “Section 7.07 No Personal Liability.” \l 2No Personal Liability; Conflicts.

(a) Except as otherwise provided in the DLLCA, by Applicable Law, or expressly in this Agreement, the Manager will not be obligated personally for any debt, obligation, or liability of the Company, whether arising in contract, tort, or otherwise, including a debt, obligation, or liability under a judgment, decree, or order of a court, solely by reason of being or acting as a Manager. The Manager shall also not be obligated to devote all of its time or business efforts to the affairs of the Company, provided, however, that the Manager shall devote such time, effort, and skill as it determines in its sole discretion may be necessary or appropriate for the proper operation of the Company. The Manager may have other business interests and may engage in other activities in addition to those related to the Company, and the Manager and their Affiliates may engage in or possess any interest in other business ventures of any kind, nature, or description, independently or with others, whether such ventures are directly or indirectly competitive with the Company or otherwise, and neither the Company nor any Member shall have the right to share or participate in such other investments or activities or to the income delivered therefrom, solely by virtue of this Agreement.

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(b) Specifically, the role of the Manager as manager to an SPE shall not constitute a basis for an impermissible conflict or the basis of a claim for breach of any fiduciary duties and shall not void any actions of the Manager therewith.

(c) Specifically, it is expressly understood, acknowledged, and agreed that the Manager has the power and authority to acquire, sell, transfer, or otherwise dispose of any of the Company Assets, including the Property, in any manner it determines, in its sole discretion, to be in the best interests of the Company provided that such terms, in keeping with its fiduciary obligations to the Company under Article 9 of this Agreement, are in good faith commercially reasonable and fair to the Company. In accordance of the preceding sentence and provided the same is satisfied, the acquisition or disposition of the Property from or to the Sponsors or an Affiliate of the Sponsors shall not constitute a basis for an impermissible conflict and shall not void the engagement of such Sponsor/Affiliate nor the terms of such engagement

ARTICLE VIIITC “ARTICLE IX TRANSFER” \l 1
TRANSFER

Section 8.01 TC “Section 9.01 General Restrictions on Transfer.” \l 2General Restrictions on Transfer.

(a) Except as otherwise expressly provided in this Article, no Member may Transfer all or any portion of its Membership Interests without (i) providing the Manager with a written opinion of counsel regarding the compliance of the proposed Transfer with all applicable securities laws and (ii) obtaining prior written approval of the Manager, which approval may be withheld, conditioned, or delayed in the Manager’s sole and absolute discretion. Any attempted Transfer in violation of this Article will be null and void ab initio, and will not bind the Company.

(b) Notwithstanding the foregoing, the Manager and the Organizer will be allowed to Transfer its Membership Interests to an Affiliate, provided that the principals of the Manager or Organizer, as applicable, continue to control the Membership Interests. In addition, the Organizer will be allowed to re-organize its structure, including dissolving its entity structure and distributing its Membership Interests in the Company to its principals, without approval of the Manager or other Members, provided, however, that the same principals continue to control the Membership Interests thereafter.

Section 8.02 Further Restrictions on Transfers. Notwithstanding anything in this Agreement to the contrary, in addition to any other restrictions on a Transfer of an Membership Interest, no Membership Interest may be Transferred (a) without compliance with the Securities Act and any other applicable securities or “blue sky” laws, (b) if, in the determination of the Manager, the Transfer could result in the Company not being classified as a partnership for federal income tax purposes, (c) if, in the determination of the Manager, the Transfer could cause the Company to become subject to the Investment Company Act of 1940, as amended (the “Investment Company Act”), (d) if, in the determination of the Manager, the Transfer would cause a termination of the Company under any applicable law, or (e) the transferee is a minor or incompetent.

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Section 8.03 Permitted Transfers. Except for the requirement to receive approval from the Manager, all other restrictions upon Transfer specified in Section 8.1 will not apply to any Transfer (a) by a Member who is an individual to (i) that Member’s spouse, ex-spouse or domestic partner; (ii) that Member’s or Member’s spouse’s lineal descendants; (iii) any family limited partnership or other entity controlled (which for this purpose shall require that the Member own more than 50% of the equity securities of that entity) by that Member, (iv) a trust established solely for the benefit of that Member, Member’s spouse or lineal descendants without regard to age, and (v) from any trust to the beneficiaries of that trust; or (b) by a Member to another Member (each transferee, a “Permitted Transferee”); provided, however, that the Permitted Transferee (other than a Person who is already a Member) pursuant to the foregoing clauses (a) and (b) agrees in writing to become a party to this Agreement and to be subject to the terms and conditions of this Agreement. Notwithstanding the foregoing in this Section 8.3, any permitted Transfer must be approved by the Manager, which approval will not be unreasonably withheld.

Section 8.04 Admission of Transferee as a Member. A Transfer permitted by the Manager will only transfer the rights of an assignee as set forth in Section 8.6 unless (a) the transferee is a Member or is admitted as a Member and (b) payment to the Company of a transfer fee in cash which is sufficient, in the Manager’s sole determination, to cover all reasonable expenses incurred by the Company in connection with the Transfer and admission of the transferee as a Member.

Section 8.05 Involuntary Transfer of Interests. In the event of any involuntary transfer of Membership Interests to a Person, that Person will have only the rights of an assignee set forth in Section 8.06 with respect to those Membership Interests.

Section 8.06 Rights of an Assignee. An assignee has no right to vote, receive information concerning the business and affairs of the Company and is entitled only to receive Distributions and allocations attributable to the Membership Interest held by the assignee as determined by the Manager and in accordance with this Agreement.

Section 8.07 Enforcement. The restrictions on Transfer contained in this Agreement are an essential element in the ownership of a Membership Interest. Upon application to any court of competent jurisdiction, a Manager will be entitled to a decree against any Person violating or about to violate those restrictions, requiring their specific performance, including those prohibiting a Transfer of all or a portion of its Membership Interests.

Section 8.08 Death or Disability of a Member. Upon the Disability or death of a Member, that Member will cease to be a member of the Company and that disabled Member or the legal representative of that deceased Member’s estate (or the trustee of a living trust established by that deceased Member if that Member’s Membership Interests have been transferred to a trust) will have the rights only of an assignee.

Section 8.09 Compulsory Redemption.

(a) The Manager may, by notice to any Member, force the sale of all or a portion of that Member’s Membership Interests on terms as the Manager determines to be fair and reasonable, or take other action as it determines to be fair and reasonable in the event that the Manager determines or has reason to believe that: (i) that Member has attempted to effect a Transfer of, or a Transfer has occurred with respect to, any portion of that Member’s Membership Interests in violation of this Agreement; (ii) continued ownership of that Membership Interests by that Member is reasonably likely to cause the Company to be in violation of securities laws of the United States or any other relevant jurisdiction or the rules of any self-regulatory organization applicable to the Manager, Organizer or its Affiliates; (iii) continued ownership of that Membership Interests by that Member may be harmful to the business or reputation of the Company or the Manager or the Organizer, or may subject the Company or any Members to a risk of adverse tax or other fiscal consequence, including adverse consequences under ERISA; (iv) any of the representations or warranties made by that Member under this agreement or under any Subscription Agreement signed by that Member in connection with the acquisition of Membership Interests was not true when made or has ceased to be true; (v) any portion of that Member’s Membership Interests has vested in any other Person by reason of the bankruptcy, dissolution, incompetency or death of that Member; or (vi) the Member has committed an act constituting Cause. The Company shall indemnify Managers for any costs and expenses related to the violations of such Act by Member.

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(b) A Member’s Membership Interests shall be automatically withdrawn and redeemed per the terms of Section 4.04 of this Agreement.

ARTICLE IXTC “ARTICLE X EXCULPATION AND INDEMNIFICATION” \l 1
EXCULPATION AND INDEMNIFICATION

Section 9.01 TC “Section 10.01 Exculpation of Covered Persons.” \l 2Exculpation of Covered Persons.

(a) Covered Persons. As used herein, the term “Covered Person” shall mean (i) each Member, including the Sponsor(s); (ii) each manager, member, officer, director, shareholder, partner, Affiliate, employee, agent, or Representative of each Member, and each of their Affiliates; and (iii) each Manager and any Manager Representative (including their agents, principals, and beneficial owners), Officer, employee, agent, or Representative of the Company.

(b) Standard of Care. No Covered Person shall be liable to the Company or any other Covered Person for any loss, damage, or claim incurred by reason of any action taken or omitted to be taken by such Covered Person in good faith reliance on the provisions of this Agreement, so long as such action or omission does not constitute Cause by such Covered Person.

(c) Good Faith Reliance. A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports, or statements (including financial statements and information, opinions, reports, or statements as to the value or amount of the assets, liabilities, Net Income, or Net Losses of the Company or any facts pertinent to the existence and amount of assets from which distributions might properly be paid) of the following Persons or groups: (i) another Member; (ii) one or more Officers or employees of the Company; (iii) any attorney, independent accountant, appraiser, or other expert or professional employed or engaged by or on behalf of the Company; or (iv) any other Person selected in good faith by or on behalf of the Company, in each case as to matters that such relying Person reasonably believes to be within such other Person’s professional or expert competence. The preceding sentence shall in no way limit any Person’s right to rely on information to the extent provided in the DLLCA.

Section 9.02 TC “Section 10.02 Liabilities and Duties of Covered Persons.” \l 2Liabilities and Duties of Covered Persons.

(a) Limitation of Liability. This Agreement is not intended to, and does not, create or impose any fiduciary duty on any Covered Person except common law fiduciary duties of care and loyalty on the Manager. Furthermore, and except as expressly outlined in the preceding sentence, each of the Members and the Company hereby waives any and all other fiduciary duties not stated above that, absent such waiver, may be implied by Applicable Law, and in doing so, acknowledges and agrees that the duties and obligations of each Covered Person to each other and to the Company are only as expressly set forth in this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Members to replace such other duties and liabilities of such Covered Person.

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(b) Duties. Whenever in this Agreement a Covered Person is permitted or required to make a decision (including a decision that is in such Covered Person’s “discretion” or under a grant of similar authority or latitude), the Covered Person shall be entitled to consider all factors as such Covered Person desires or considers relevant and in keeping with 9.02(a) above. Whenever in this Agreement a Covered Person is permitted or required to make a decision in such Covered Person’s “good faith,” the Covered Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other Applicable Law.

Section 9.03 TC “Section 10.03 Indemnification.” \l 2Indemnification.

(a) Indemnification. To the fullest extent permitted by the DLLCA, as the same now exists or may hereafter be amended, substituted or replaced (but, in the case of any such amendment, substitution, or replacement, only to the extent that such amendment, substitution, or replacement permits the Company to provide broader indemnification rights than the DLLCA permitted the Company to provide prior to such amendment, substitution, or replacement), the Company shall indemnify, hold harmless, defend, pay, and reimburse any Covered Person against any and all losses, claims, damages, judgments, fines, or liabilities, including reasonable legal fees or other expenses incurred in investigating or defending against such losses, claims, damages, judgments, fines, or liabilities, and any amounts expended in settlement of any claims (collectively, “Losses”) to which such Covered Person may become subject by reason of:

(i) any act or omission or alleged act or omission performed or omitted to be performed on behalf of the Company, any Member, or any direct or indirect Subsidiary of the foregoing in connection with the business of the Company; or

(ii) such Covered Person being or acting in connection with the business of the Company as a member, shareholder, Affiliate, manager, director, officer, employee, or agent of the Company, any Member, or any of their respective Affiliates, or that such Covered Person is or was serving at the request of the Company as a member, manager, director, officer, employee, or agent of any Person including the Company;

provided, that (x) such Covered Person acted in good faith and in a manner believed by such Covered Person to be in, or not opposed to, the best interests of the Company and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful, and (y) such Covered Person’s conduct did not constitute fraud or willful misconduct, in either case as determined by a final, nonappealable order of a court of competent jurisdiction. In connection with the foregoing, the termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Covered Person did not act in good faith or, with respect to any criminal proceeding, had reasonable cause to believe that such Covered Person’s conduct was unlawful, or that the Covered Person’s conduct constituted fraud or willful misconduct.

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(b) Control of Defense. Upon a Covered Person’s discovery of any claim, lawsuit, or other proceeding relating to any Losses for which such Covered Person may be indemnified pursuant to this Section 9.03, the Covered Person shall give prompt written notice to the Company of such claim, lawsuit, or proceeding, provided, that the failure of the Covered Person to provide such notice shall not relieve the Company of any indemnification obligation under this Section 9.03, unless the Company shall have been materially prejudiced thereby. Subject to the approval of the disinterested Members, the Company shall be entitled to participate in or assume the defense of any such claim, lawsuit, or proceeding at its own expense. After notice from the Company to the Covered Person of its election to assume the defense of any such claim, lawsuit, or proceeding, the Company shall not be liable to the Covered Person under this Agreement or otherwise for any legal or other expenses subsequently incurred by the Covered Person in connection with investigating, preparing to defend, or defending any such claim, lawsuit, or other proceeding. If the Company does not elect (or fails to elect) to assume the defense of any such claim, lawsuit, or proceeding, the Covered Person shall have the right to assume the defense of such claim, lawsuit, or proceeding as it deems appropriate, but it shall not settle any such claim, lawsuit, or proceeding without the consent of the Company (which consent shall not be unreasonably withheld, conditioned, or delayed).

(c) Reimbursement. The Company shall promptly reimburse (and/or advance to the extent reasonably required) each Covered Person for reasonable legal or other expenses (as incurred) of such Covered Person in connection with investigating, preparing to defend, or defending any claim, lawsuit, or other proceeding relating to any Losses for which such Covered Person may be indemnified pursuant to this Section 9.03; provided, that if it is finally judicially determined that such Covered Person is not entitled to the indemnification provided by this Section 9.03, then such Covered Person shall promptly reimburse the Company for any reimbursed or advanced expenses.

(d) Entitlement to Indemnity. The indemnification provided by this Section 9.03 shall not be deemed exclusive of any other rights to indemnification to which those seeking indemnification may be entitled under any agreement or otherwise. The provisions of this Section 9.03 shall continue to afford protection to each Covered Person regardless of whether such Covered Person remains in the position or capacity pursuant to which such Covered Person became entitled to indemnification under this Section 9.03 and shall inure to the benefit of the executors, administrators, legatees, and distributees of such Covered Person.

(e) Insurance. To the extent available on commercially reasonable terms, the Company may purchase, at its expense, insurance to cover Losses covered by the foregoing indemnification provisions and to otherwise cover Losses for any breach or alleged breach by any Covered Person of such Covered Person’s duties in such amount and with such deductibles as the Manager may reasonably determine; provided, that the failure to obtain such insurance shall not affect the right to indemnification of any Covered Person under the indemnification provisions contained herein, including the right to be reimbursed or advanced expenses or otherwise indemnified for Losses hereunder. If any Covered Person recovers any amounts in respect of any Losses from any insurance coverage, then such Covered Person shall, to the extent that such recovery is duplicative, reimburse the Company for any amounts previously paid to such Covered Person by the Company in respect of such Losses.

(f) Funding of Indemnification Obligation. Notwithstanding anything contained herein to the contrary, any indemnity by the Company relating to the matters covered in this Section 9.03 shall be provided out of and to the extent of Company assets only, and no Member (unless such Member otherwise agrees in writing) shall have personal liability on account thereof or shall be required to make additional Capital Contributions to help satisfy such indemnity by the Company.

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(g) Savings Clause. If this Section 9.03 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Covered Person pursuant to this Section 9.03 to the fullest extent permitted by any applicable portion of this Section 9.03 that shall not have been invalidated and to the fullest extent permitted by Applicable Law.

(h) Amendment. The provisions of this Section 9.03 shall be a contract between the Company, on the one hand, and each Covered Person who served in such capacity at any time while this Section 9.03 is in effect, on the other hand, pursuant to which the Company and each such Covered Person intend to be legally bound. No amendment, modification, or repeal of this Section 9.03 that adversely affects the rights of a Covered Person to indemnification for Losses incurred or relating to a state of facts existing prior to such amendment, modification or repeal shall apply in such a way as to eliminate or reduce such Covered Person’s entitlement to indemnification for such Losses without the Covered Person’s prior written consent.

Section 9.04 TC “Section 10.04 Survival.” \l 2Survival. The provisions of this Article shall survive the dissolution, liquidation, winding up, and termination of the Company.

ARTICLE XTC “ARTICLE XI ACCOUNTING; TAX MATTERS” \l 1
ACCOUNTING; TAX MATTERS

Section 10.01 TC “Section 11.01 Financial Statements.” \l 2Company Reports.

(a) As soon as reasonably and practically available following the end of each Fiscal Year but in no case later than 90 days thereafter, a progress statement and consolidated (and audited if required by Applicable Law) annual balance sheets and itemized profit and loss statements of the Company as at the end of each such Fiscal Year and consolidated annual statements of income, cash flows, and Members’ equity for such Fiscal Year, shall be prepared and distributed to the Members.

(b) In addition thereof, the Company shall provide quarterly updates regarding the progress of the Project, including summary (unaudited) financials the Manager determines customarily and commercially relevant to the Members, such quarterly reports to be prepared and distributed as soon as reasonably practical following the end of each fiscal quarter.

Section 10.02 TC “Section 11.02 Inspection Rights.” \l 2Inspection Rights. Upon reasonable notice from a Member, and subject to the restrictive covenants and terms of Section 12.03, the Company shall afford each Member and its Representatives access during normal business hours to the corporate, financial, and similar records, reports, and documents of the Company, including all books and records, minutes of proceedings, reports of operations, reports of adverse developments, and to permit each Member and its Representatives to examine such documents and make copies thereof, provided, however, that a) internal communications between the Manager and another Member and details and confidential information regarding another Member may not inspected b) the cost associated with an inspection shall be borne by the Member making the request, and c) such requests are made in good faith and not with a view to overly burden or harass the Company and the Manager.

Section 10.03 TC “Section 11.03 Income Tax Status.” \l 2Income Tax Status. It is the intent of the Company and the Members that the Company shall be treated as a partnership for U.S., federal, state, and local income tax purposes. Neither the Company nor any Member shall make an election for the Company to be classified as other than a partnership pursuant to Treasury Regulations Section 301.7701-3.

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Section 10.04 TC “Section 11.04 Tax Matters Representative.” \l 2Tax Matters Representative.

(a) Appointment. The Members hereby appoint the Manager as “partnership representative” as provided in Code Section 6223(a) (the “Tax Matters Representative”). The Tax Matters Representative may not be removed, but may voluntarily resign, and shall resign if it is no longer a Member. In the event of the resignation of the Tax Matters Representative, the Manager shall select a replacement Tax Matters Representative.

(b) Tax Examinations and Audits. The Tax Matters Representative is authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by Taxing Authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. The Tax Matters Representative shall have sole authority to act on behalf of the Company in any such examinations and any resulting administrative or judicial proceedings, and shall have sole discretion to determine whether the Company (either on its own behalf or on behalf of the Members) will contest or continue to contest any tax deficiencies assessed or proposed to be assessed by any Taxing Authority.

(c) US Federal Tax Proceedings. Within the discretion of the Manager, the Tax Matters Representative may cause the Company to annually elect out of the partnership audit procedures set forth in Subchapter C of Chapter 63 of the Code (the “Revised Partnership Audit Rules”) to the extent permitted by applicable law and regulations. For any year in which applicable law and regulations do not permit the Company to elect out of the Revised Partnership Audit Rules, then within forty-five (45) days of any notice of final partnership adjustment, the Tax Matters Representative will cause the Company to elect the alternative procedure under Code Section 6226, and furnish to the Internal Revenue Service and each Member during the year or years to which the notice of final partnership adjustment relates a statement of the Member’s share of any adjustment set forth in the notice of final partnership adjustment.

(d) Tax Consistencies. Each Member agrees that such Member shall not treat any Company item inconsistently on such Member’s federal, state, foreign or other income tax return with the treatment of the item on the Company’s return. Any deficiency for taxes imposed on any Member (including penalties, additions to tax or interest imposed with respect to such taxes and taxes imposed pursuant to Code Section 6226) shall be paid by such Member and if required to be paid (and actually paid) by the Company, will be recoverable from such Member as provided in this Agreement.

(e) Section 754 Election. The Tax Matters Representative may make an election under Code Section 754, if requested in writing by the Sponsor.

(f) Indemnification. The Company shall defend, indemnify, and hold harmless the Tax Matters Representative against any and all liabilities sustained as a result of any act or decision concerning Company tax matters and within the scope of such Member’s responsibilities as Tax Matters Representative, so long as such act or decision was done or made in good faith and does not constitute gross negligence or willful misconduct.

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Section 10.05 TC “Section 11.05 Tax Returns.” \l 2Tax Returns.

(a) At the expense of the Company, the Manager (or any Officer that it may designate pursuant to Section 7.06) shall endeavor to cause the preparation and timely filing (including extensions) of all tax returns required to be filed by the Company pursuant to the Code as well as all other required tax returns in each jurisdiction in which the Company owns property or does business. As soon as reasonably possible after the end of each Fiscal Year, the Manager or designated Officer will cause to be delivered to each Person who was a Member at any time during such Fiscal Year, IRS Schedule K-1 to Form 1065 and such other information with respect to the Company as may be necessary for the preparation of such Person’s federal, state, and local income tax returns for such Fiscal Year. Notwithstanding anything to the contrary herein, the Manager shall have the right, at its sole discretion, to file an extension for the filing of the Company’s tax returns in any fiscal year, and in such event, the distribution of K-1’s may also be delayed to the Members until such time as the Company makes its tax filing.

(b) The Member understands that the Company and the Manager expect to deliver all tax return information, including Schedule K-1s (each, a “K-1”) to the Members by either electronic mail or some other form of electronic delivery, and accordingly, each Member hereby expressly understands, consents to, and acknowledges such electronic delivery of tax returns and related information as the only method of transmission, unless the Member expressly, in writing, informs the Manager of its request for paper copies of the same.

Section 10.06 TC “Section 11.06 Company Funds.” \l 2Company Funds. All funds of the Company shall be (initially, prior to making the investment in the Property) deposited in its name, or in such name as may be designated by the Manager, in such checking, savings, or other accounts, or held in its name in the form of such other investments as shall be designated by the Manager including being directly given and held by an SPE or to a title/escrow company for purpose of closing on the Property. The funds of the Company shall not be commingled with the funds of any other Person, save and except for SPE investments or Side Car Investments as applicable. All withdrawals of such deposits or liquidations of such investments by the Company shall be made exclusively upon the signature or signatures of such Officer or Officers as the Manager may designate.

ARTICLE XITC “ARTICLE XII WINDING UP AND TERMINATION” \l 1
DISSOLUTION; WINDING UP AND TERMINATION

Section 11.01 TC “Section 12.01 Events Requiring Winding Up.” \l 2Events Requiring Dissolution Winding Up. The Company shall begin to wind up its business and affairs only upon the occurrence of any of the following events:

(a) At the expiry of the Commitment Term, as may be extended;

(b) The occurrence of a nonwaivable event under the terms of the DLLCA which requires the Company to be terminated; or

(c) The entry of a final, non-appealable judicial decree ordering winding up and termination of the Company.

Section 11.02 TC “Section 12.02 Effectiveness of Termination.” \l 2Effectiveness of Termination. The Company shall begin to wind up its business and affairs and cause a Capital Event that is a disposition with respect to the Property as soon as reasonably practicable upon the occurrence of an event described in Section 11.01 (if such event has not been revoked or cancelled), but the Company shall not terminate until the winding up of the Company has been completed, the assets of the Company have been liquidated and distributed as provided in Section 11.03, and the Certificate of Termination shall have been filed as provided in Section 11.04.

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Section 11.03 TC “Section 12.03 Liquidation.” \l 2Liquidation. If the Company is to be terminated pursuant to Section 11.01, the Company shall be liquidated (a Capital Event that is a disposition of the Property) and its business and affairs wound up in accordance with the DLLCA and the following provisions:

(a) Liquidator. The Manager or other Person designated by the Manager shall act as liquidator to wind up the Company (the “Liquidator”). The Liquidator shall have full power and authority to sell, assign, and encumber any or all of the Company’s assets and to wind up and liquidate the affairs of the Company in an orderly and business-like manner.

(b) Accounting. As promptly as possible after the event requiring winding up and again after final liquidation, the Liquidator shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company’s assets, liabilities, and operations through the last day of the calendar month in which such event occurs or the final liquidation is completed, as applicable.

(c) Notice. The Liquidator shall deliver to each known claimant of the Company the notice required by the DLLCA.

(d) Distribution of Proceeds. The Liquidator shall liquidate the assets of the Company and distribute the proceeds of such liquidation in the following order of priority, unless otherwise required by mandatory provisions of Applicable Law:

(i) First, to the payment of all of the Company’s debts and liabilities to its creditors (except Member Loans) and the expenses of liquidation (including sales commissions incident to any sales of assets of the Company);

(ii) Second, to the payment of all Member Loans and expenses therewith associated;

(iii) Third, to the establishment of and additions to reserves that are determined by the Manager to be reasonably necessary for any contingent unforeseen liabilities or obligations of the Company; and

(iv) Fourth, to the Members in accordance with the distribution mechanism outlined in Section 6.02 (and subject to Section 6.03) of this Agreement.

(e) Discretion of Liquidator. Notwithstanding the provisions of Section 11.03(d) that require the liquidation of the assets of the Company, but subject to the order of priorities set forth in Section 11.03(d), if upon winding up of the Company the Liquidator reasonably determines that an immediate sale of part or all of the Company’s assets would be impractical or could cause undue loss to the Members, the Liquidator may defer the liquidation of any assets except those necessary to satisfy Company liabilities and reserves, and may distribute to the Members, in lieu of cash, as tenants in common and in accordance with the provisions of Section 11.03(d), undivided interests in such Company assets as the Liquidator deems not suitable for liquidation. Any such distribution in kind shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operating of such properties at such time. For purposes of any such distribution, any property to be distributed will be valued at its Fair Market Value.

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Section 11.04 TC “Section 12.04 Certificate of Termination.” \l 2Certificate of Termination. Upon completion of the distribution of the assets of the Company as provided in Section 11.03(d) hereof, the Manager shall execute and cause to be filed a Certificate of Termination (or equivalent document) in the State of Delaware and shall cause the cancellation of all qualifications and registrations of the Company as a foreign limited liability company in jurisdictions other than the State of Delaware and shall take such other actions as may be necessary to terminate the Company. Upon acceptance of the Certificate of Termination by the Delaware Secretary of State, the Company shall be terminated.

Section 11.05 TC “Section 12.05 Survival of Rights, Duties, and Obligations.” \l 2Survival of Rights, Duties, and Obligations. Dissolution, liquidation, winding up, or termination of the Company for any reason shall not release any party from any Loss that at the time of such dissolution, liquidation, winding up, or termination already had accrued to any other party or thereafter may accrue in respect of any act or omission prior to such dissolution, liquidation, winding up, or termination. For the avoidance of doubt, none of the foregoing shall replace, diminish, or otherwise adversely affect any Member’s right to indemnification pursuant to Section 9.03.

Section 11.06 TC “Section 12.06 Recourse for Claims.” \l 2Recourse for Claims. Each Member shall look solely to the assets of the Company for all distributions with respect to the Company, such Member’s Capital Account, and such Member’s share of Net Income, Net Loss, and other items of income, gain, loss, and deduction, and shall have no recourse therefor (upon termination or otherwise) against the Liquidator, the Manager, or any other Member.

Section 11.07 1031 Exchange. The Manager has the authority in its sole discretion to cause the Company to exchange the Property for another investment property by way of an IRS Section 1031 Exchange. In the event the Manager elects to do so, Members shall be required to participate, but may withdraw after the exchange has been completed, subject to the other terms of this Agreement.

ARTICLE XIITC “ARTICLE XIII MISCELLANEOUS” \l 1
MISCELLANEOUS

Section 12.01 TC “Section 13.02 Further Assurances.” \l 2Further Assurances.

(a) General Assurance. In connection with this Agreement and the transactions contemplated hereby, the Company and each Member hereby agrees, at the request of the Company or any other Member, to execute and deliver such additional documents, instruments, conveyances, and assurances and to take such further actions as may be required to carry out the provisions hereof and give effect to the transactions contemplated hereby.

(b) Corporate Transparency Act Compliance. The Members acknowledge and agree that the Company may be subject to the reporting requirements under the Corporate Transparency Act (the “CTA”). The Company shall comply with all applicable CTA reporting requirements and maintain accurate and up to date beneficial ownership information of each Member (“BOI”), which shall include all required information under the CTA, including but not limited to, the full legal name, date of birth, current residential or business address, and a unique identifying number from an acceptable identification document for each Member (in this context, each a “Beneficial Owner”). The Members agree to provide their required BOI to the Company promptly upon request to ensure compliance with the CTA. The Manager shall cause the Company to submit the required BOI to the Financial Crimes Enforcement Network (“FinCEN”) within the required time period allotted under the CTA and to update such information in a timely manner upon any changes to the beneficial ownership structure. In that regard, each Member agrees to promptly and immediately update the Manager of any changes in its BOI previously submitted to the Company. If the Company qualifies for any exemptions under the CTA, it shall maintain supporting documentation to substantiate its eligibility and provide this documentation to FinCEN upon request. BOI shall be treated as confidential and only disclosed to FinCEN, authorized government authorities, or as required by law. The Members agree to cooperate fully with any CTA-related requests, inquiries, or investigations. The Company and the Members shall indemnify and hold harmless each other for any losses, damages, or liabilities arising from the Company’s failure to comply with the CTA on the one hand, and a Member’s failure to provide accurate and timely BOI on the other hand. Any fines or penalties levied against the Company for failures associated with BOI reporting shall be borne by the Company unless a Member is responsible for such failure, in which case the offending Member shall promptly reimburse the Company for all such damages.

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Section 12.02 TC “Section 13.03 Confidentiality.” \l 2Confidentiality.

(a) Each Member acknowledges that during the term of this Agreement, it may have access to and may become acquainted with trade secrets, proprietary information, and confidential information belonging to the Company and its Affiliates including Schedule I – Schedule of Members, that are not generally known to the public, including, but not limited to, information concerning business plans, financial statements, and other information provided pursuant to this Agreement, operating practices and methods, expansion plans, strategic plans, marketing plans, contracts, customer lists, or other business documents that the Company treats as confidential, in any format whatsoever (including oral, written, electronic, or any other form or medium) (collectively, “Confidential Information”). In addition, each Member acknowledges that: (i) the Company has invested, and continues to invest, substantial time, expense, and specialized knowledge in developing its Confidential Information; (ii) the Confidential Information provides the Company with a competitive advantage over others in the marketplace; and (iii) the Company would be irreparably harmed if the Confidential Information were disclosed to competitors or made available to the public. Without limiting the applicability of any other agreement to which any Member is subject, no Member shall, directly or indirectly, disclose or use (other than solely for the purposes of such Member monitoring and analyzing its investment in the Company) at any time, including, without limitation, use for personal, commercial, or proprietary advantage or profit, any Confidential Information of which such Member is or becomes aware. Each Member in possession of Confidential Information shall take all appropriate steps to safeguard such information and to protect it against disclosure, misuse, espionage, loss, and theft.

(b) Notwithstanding the above of Section 12.02(a), if the Manager, in its sole but reasonable judgement, determines in the best interests of the Company and/or the Project that some Confidential Information should not be disclosed even to the Members (other than the Sponsor), then the Manager may withhold such particular Confidential Information and elect not to disclose, make available, or otherwise share or distribute such Confidential Information to any of the Members (except the Sponsor), including pursuant to a Member’s rights of inspection.

(c) Nothing contained in Section 12.02(a) shall prevent any Member from disclosing Confidential Information: (i) upon the order of any court or administrative agency; (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Member; (iii) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories, or other discovery requests; (iv) to the extent necessary in connection with the exercise of any remedy hereunder; (v) to the other Members; (vi) to such Member’s Representatives who, in the reasonable judgment of such Member, need to know such Confidential Information and agree to be bound by the provisions of this Section 12.02 as if a Member; or (vii) to any potential Permitted Transferee in connection with a proposed Transfer of Membership Interests from such Member, as long as such potential Permitted Transferee agrees in writing to be bound by the provisions of this Section 12.02 as if a Member before receiving such Confidential Information; provided, that in the case of clause (i), (ii), or (iii), such Member shall notify the Company and other Members of the proposed disclosure as far in advance of such disclosure as practicable (but in no event make any such disclosure before notifying the Company and other Members) and use reasonable efforts to ensure that any Confidential Information so disclosed is accorded confidential treatment satisfactory to the Company, when and if available.

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(d) The restrictions of Section 12.02(a) shall not apply to Confidential Information that: (i) is or becomes generally available to the public other than as a result of a disclosure by a Member in violation of this Agreement; (ii) is or has been independently developed or conceived by such Member without use of Confidential Information; or (iii) becomes available to such Member or any of its Representatives on a non-confidential basis from a source other than the Company, the other Members, or any of their respective Representatives, provided, that such source is not known by the receiving Member to be bound by a confidentiality agreement regarding the Company.

(e) The obligations of each Member under this Section 12.02 shall survive (i) the termination, dissolution, liquidation, and winding up of the Company; (ii) the withdrawal of such Member from the Company; and (iii) such Member’s Transfer of its Membership Interests.

Section 12.03 TC “Section 13.04 Notices.” \l 2Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given:

(a) when delivered by hand (with written confirmation of receipt);

(b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested);

(c) by Electronic Transmission upon confirmation of delivery; or

(d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section):

If to the Company or the Manager:	5740 Getwell Rd, Ste 5D, Southaven MS 38672, USA Attention: CM OB Hotel MGR, LLC, the Manager Email: sameet@onyxhospitality.com

with a copy to:	M&W Law, PLLC 5001 LBJ Fwy., Suite 830 Dallas, TX 75244 Email: adnan@mwfirm.com Attention: Adnan Merchant

If to a Member:	To the Member’s respective mailing address as set forth on the Member’s Signature Page.

CM OB Hotel Owner, LLC_Operating Agreement	Pg. 36 of 40

Section 12.04 TC “Section 13.05 Headings.” \l 2Headings. The headings in this Agreement are inserted for convenience or reference only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision of this Agreement.

Section 12.05 TC “Section 13.06 Severability.” \l 2Severability. If any term or provision of this Agreement is held to be invalid, illegal, or unenforceable under Applicable Law in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Except as provided in Section 9.03(g), upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 12.06 TC “Section 13.07 Entire Agreement.” \l 2Entire Agreement. This Agreement, together with the Organizational Documents and all related Exhibits and Schedules, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

Section 12.07 TC “Section 13.08 Successors and Assigns.” \l 2Successors and Assigns. Subject to the restrictions on Transfers set forth herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

Section 12.08 TC “Section 13.09 No Third-Party Beneficiaries.” \l 2No Third-Party Beneficiaries. Except as provided in this Agreement which shall be for the benefit of and enforceable by Covered Persons as described therein, this Agreement is for the sole benefit of the parties hereto (and their respective heirs, executors, administrators, successors, and assigns) and nothing herein, express or implied, is intended to or shall confer upon any other Person, including any creditor of the Company, any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

Section 12.09 TC “Section 13.10 Amendment.” \l 2Amendment. The Organizational Documents and this Agreement may be amended, supplemented, or restated by the Manager alone, in its sole discretion, provided, however, that the Manager may not amend Sections 5.01, 6.02, or 7.05 of this Agreement, including the definitions of any defined terms applicable thereto, or the specific definition of the “Commitment Term” if such amendment would materially and adversely affect a Member’s economic interests without the consent of the holders of at least a Majority of the Class A Membership Interests of the Company. Any amendment validly made pursuant to this Section, whether by the Manager alone or as required upon the consent of the holders of certain Membership Interests, shall be binding upon the Company and all Members and the Manager.

CM OB Hotel Owner, LLC_Operating Agreement	Pg. 37 of 40

Section 12.10 Power of Attorney.

(a) Function of Power of Attorney. Each Member, by its execution of this Agreement, hereby irrevocably makes, constitutes and appoints each of the Manager and the (each is referred to as the “Attorney-in-Fact”), as its true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in its name, place and stead, to make, execute, sign, acknowledge, swear to, record and file (i) this Agreement and any amendment to this Agreement that has been adopted as provided in this Agreement; (ii) the original Organizational Documents and all amendments required or permitted by law or the provisions of this Agreement; (iii) all instruments or documents required to effect a transfer of Membership Interest; (iv) all certificates and other instruments deemed advisable by the Manager to carry out the provisions of this Agreement, and applicable law or to permit the Company to become or to continue as a limited liability company wherein the Members have limited liability in each jurisdiction where the Company may be doing business; (v) all instruments that the Manager deems appropriate to reflect a change, modification or termination of this Agreement or the Company in accordance with this Agreement including, the admission of additional Members or substituted members pursuant to the provisions of this Agreement, as applicable; (vi) all fictitious or assumed name certificates required or permitted to be filed on behalf of the Company; (vii) all conveyances and other instruments or papers deemed advisable by the Manager including, those to effect the dissolution and termination of the Company (including a Certificate of Cancellation ); (viii) all other agreements and instruments necessary or advisable to consummate any purchase or sale of the Property or the Project; and (ix) all other instruments or papers that may be required or permitted by law to be filed on behalf of the Company, including with respect to the Property.

(b) Additional Functions. The foregoing power of attorney:

(i) is coupled with an interest, is irrevocable and will survive the subsequent death, disability or Incapacity of any Member or any subsequent power of attorney executed by a Member;

(ii) may be exercised by the Attorney, either by signing separately as attorney-in-fact for each Member or by a single signature of the Attorney, acting as attorney-in-fact for all of them;

(iii) will survive the delivery of an assignment by a Member of all or any portion of its Membership Interest; except that, where the assignee of all of that Member’s Interest has been approved by the Manager for admission to the Company, as a Substituted Member, the power of attorney of the assignor will survive the delivery of that assignment for the sole purpose of enabling the Attorney to execute, swear to, acknowledge and file any instrument necessary or appropriate to effect that substitution; and

(iv) is in addition to any power of attorney that may be delivered by a Member in accordance with its Subscription Agreement entered into in connection with its acquisition of Membership Interests.

(c) Delivery of Power of Attorney. Each Member must execute and deliver to the Manager within 5 days after receipt of the Manager’s request, any further designations, powers-of-attorney and other instruments as the Manager reasonably deems necessary to carry out the terms of this Agreement.

Section 12.11 TC “Section 13.11 Waiver.” \l 2Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

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Section 12.12 TC “Section 13.12 Governing Law.” \l 2Governing Law. All issues and questions concerning the application, construction, validity, interpretation, and enforcement of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

Section 12.13 TC “Section 13.13 Submission to Jurisdiction.” \l 2Submission to Jurisdiction. The parties hereby agree that any suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, whether in contract, tort, or otherwise, shall be brought in the federal courts of the United States of America or the courts of the State of Tennessee. Each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action, or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding in any such court or that any such suit, action, or proceeding that is brought in any such court has been brought in an inconvenient forum. Service of process, summons, notice, or other document by registered mail to the address set forth in Section 12.04 shall be effective service of process for any suit, action, or other proceeding brought in any such court.

Section 12.14 TC “Section 13.14 Waiver of Jury Trial.” \l 2Waiver of Jury Trial; Dispute Resolution

(a) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(b) Any dispute, claim, or controversy arising out of or relating to this Agreement, including the negotiation, breach, validity or performance of the Agreement, the rights and obligations contemplated by the Agreement, any claims of fraud or fraud in the inducement, fiduciary duties imposed on the Manager, and any claims related to the scope or applicability of this agreement to arbitrate, shall be resolved at the request of any party to this Agreement through a two-step dispute resolution process administered by the American Arbitration Association at a location of the Manager’s choosing, first as mediation, then followed if necessary, by final and binding arbitration administered by a panel of three (3) arbitrators (the “Arbitrator”). The fees and expenses of the Arbitrator shall be borne by the parties bringing the dispute advanced by them from time to time as required; provided that 1) the responding party shall escrow the same amount of fees pro rata, and 2) at the conclusion of the arbitration, the Arbitrator shall award costs and expenses (including the costs of the arbitration previously advanced and the reasonable fees and expenses of attorneys, accountants and other experts) to the prevailing party. No pre-arbitration discovery shall be permitted, except that the Arbitrator shall have the power in his sole discretion, on application by any party, to order pre-arbitration examination solely of those witnesses and documents that any other party intends to introduce in its case-in-chief at the arbitration hearing. The parties shall instruct the Arbitrator to render such arbitrator’s award within thirty (30) calendar days following the conclusion of the arbitration hearing. The Arbitrator shall not be empowered to award to any party any damages of the type not permitted to be recovered under this Agreement in connection with any dispute between or among the parties arising out of or relating in any way to this Agreement or the transactions arising hereunder, and each party hereby irrevocably waives any right to recover such damages. If any bona fide claims are brought against the Manager asserting a breach of fiduciary duties, then, beginning immediately upon the filing of such arbitration matter and continuing until the resolution of such claims, the Manager shall promptly notify the Manager Representative within three (3) days of the same, the Manager shall be temporarily suspended in its role as Manager, and the Manager Representative shall promptly call for a meeting of the Members in accordance with Section 4.01(c) to elect a temporary Manager. If the Manager is the prevailing party, it shall immediately and automatically resume its role as Manager and the temporary Manager shall be relieved, and if the Manager is not the prevailing party, the temporary Manager shall call for a second meeting of the members wherein the Members shall elect a replacement Manager forthwith.

CM OB Hotel Owner, LLC_Operating Agreement	Pg. 39 of 40

Section 12.15 TC “Section 13.15 Equitable Remedies.” \l 2Equitable Remedies. Each party hereto acknowledges that a breach or threatened breach by such party of any of its obligations under this Agreement would give rise to irreparable harm to the other parties, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, each of the other parties hereto shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

Section 12.16 TC “Section 13.16 [Attorney’s Fees.” \l 2Attorney’s Fees. In the event that any party hereto institutes any legal suit, action, or proceeding, including arbitration, against another party in respect of a matter arising out of or relating to this Agreement, the prevailing party in the suit, action, or proceeding shall be entitled to receive, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, action, or proceeding, including reasonable attorneys’ fees and expenses and court costs.

Section 12.17 Attorney Disclaimer. All Members and Managers acknowledge that M&W Law, PLLC and its attorneys (“Company Counsel”) have been engaged on behalf of the Company to draft this Agreement and other documents pertaining to the Company and may even act as the Manager Representative. Each Member individually understands that it has a right to its own independent legal counsel in connection with this Agreement and other documents drafted by Company Counsel. Each Member consents to the engagement of Company Counsel on behalf of the Company hereunder, recognizing that Company Counsel is also the counsel for the Sponsor and the Manager. All Members and Managers acknowledge that Company Counsel has not provided any opinions – legal, financial, investment or otherwise – with respect to the Project and the business terms of the Company. In its capacity as Manager Representative, the Company Counsel and its representatives/agents shall not be responsible for the conduct and operations of the Company, merely to execute its express duties pursuant to this Agreement, which, chiefly and for the avoidance of doubt, is to ensure transition of management authority, and nothing else.

Section 12.18 TC “Section 13.17 Remedies Cumulative.” \l 2Remedies Cumulative. The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise, except to the extent expressly provided in Section 9.02 to the contrary.

Section 12.19 TC “Section 13.18 Counterparts.” \l 2TC “Section 13.18 Counterparts.” \l 2Counterparts; Omnibus Signature; Electronic Signatures. This Agreement is intended to be executed by omnibus signature, containing an execution to multiple documents simultaneously one of which is this Agreement, and which omnibus signature page, when executed, shall be as if attached to this Agreement as a validly binding execution of this Agreement by its signatory. In view thereof, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of the omnibus signature executing this Agreement delivered by facsimile, email, or other means of Electronic Transmission (including electronic signature and delivery methods such as DocuSign, Adobe Sign, etc.) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. All Members and Managers hereby consent to execution of this Agreement via such methods and utilizing such instruments.

This space intentionally left blank. Signature Page follow.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date:

By:	CM OB Hotel MGR, LLC the Manager

By:
Sameet Patel, its Authorized Representative

CM OB Hotel Owner, LLC_Operating Agreement	Manager Signature Page

Class A Member Joinder Signature Page

for

CM OB Hotel Owner, LLC

A Delaware Limited Liability Company

This page acts as a placeholder only;

Class A Member Joinder executed by Omnibus Signature

incorporated by reference herein upon valid execution.

CM OB Hotel Owner, LLC_Operating Agreement	Class A Member Joinder Signature Page

Class B Member Joinder Signature Page

for

CM OB Hotel Owner, LLC

A Delaware Limited Liability Company

IN WITNESS WHEREOF, the undersigned Member (or their respective officers thereunto duly authorized), having read, reviewed, understood, and agreed to the terms of the Operating Agreement for CM OB Hotel Owner, LLC (the “Agreement”), and intending for the Member to be legally bound by the same, caused this Agreement to be executed as of the date first written below:

By the Member:

Class B Member Name (Entity or Individual)

By:
(Signature)

Printed Name and (if entity) Authority of Signatory

Date Signed

CM OB Hotel Owner, LLC_Operating Agreement	Class B Member Joinder Signature Page

Schedule I

Schedule of Members

This Schedule is kept in confidence by the Manager.

CM OB Hotel Owner, LLC_Operating Agreement	Sch. I

Exhibit C to PPM

for

CM OB Hotel Owner, LLC

Subscription Agreement follows this Cover Sheet.

CM OB Hotel Owner, LLC_Private Placement Memorandum	Ex. C

Subscription Agreement

for

CM OB Hotel Owner, LLC

A Delaware Limited Liability Company

(The undersigned (“Purchaser” or the “Subscriber”) understands that CM OB Hotel Owner, LLC, a limited liability company organized under the laws of the state of Delaware (the “Company”), is offering for purchase to the undersigned a certain number of Class A Membership Interest Units of the Company (the “Securities” and each Unit a “Unit”) in this private placement offering with up to $5,000,000 sought in total subscriptions (the “Offering”). The Offering shall commence as of April 24, 2025 and shall terminate on the earlier of (a) the date the Manager, in its discretion, elects to terminate, (b) the date upon which all Subscription funds for the maximum aggregate offering have been procured, or (c) twelve months (the “Offering Period”). The undersigned further understands that this offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction and is being offered pursuant to an exemption thereof. Notwithstanding the foregoing, the Company reserves the right to increase or decrease the maximum amount sought under this offering or to terminate this Offering at any time and without notice or to take less than the minimum subscription at its discretion.

Acknowledging the above, the undersigned, desiring to purchase the Securities specified herein, agrees as follows:

1. Subscription; Investor Suitability Questionnaire. Subject to the terms and conditions hereof and under this Offering the undersigned hereby irrevocably subscribes to and for the specific number of Units set forth on the Signature Page hereto for the aggregate purchase price set forth on the Signature Page hereto, which is payable as described in Section 4 hereof (the “Subscription”). The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription agreement (the “Subscription Agreement”), the Company’s operating agreement controlling the governance of the Company, as in effect as of the date of this Subscription Agreement and as may be later amended from time to time (the “Operating Agreement”), and under applicable law. Further, the undersigned hereby agrees and acknowledges that it must complete the attached “Investor Suitability Questionnaire” in order for the Company to accept the subscription hereunder.

2. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be acceptable by the Company only if: 1) it is signed by the undersigned (or a duly authorized representative of the undersigned) and delivered to the Company at or before the Closing (defined below); 2) the same is counter-signatured by the Manager; 3) the undersigned executes the Company’s Operating Agreement; and 4) the undersigned pays the subscription price indicated (or that amount as initially called for by the Company) on or before the Closing (defined below).

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3. The Closing; Extension or Termination of Offering Period. Beginning as of the Effective Date herein and continuing through the Offering Period, the Company may accept reservations for subscriptions hereunder on a “rolling basis”, “first come first serve” basis, or all at once or all at once on a “best efforts” basis, within the discretion of the Manager. The closing of the purchase and sale of all Securities for the undersigned (each a “Subscription Closing”) under this Offering shall take place remotely, coordinated by the Manager on a date and time within the discretion and choosing of the Manager (the “Subscription Closing Date”) pursuant to the terms of Section 2 above. Subsequent Subscription Closings may continue to occur throughout the Offering Period until the Company has raised the total amount of capital it deems appropriate. In accordance with Section 4 below, on or before the Subscription Closing Date, the undersigned shall deliver its requisite subscriber funds to the Company. However, should the Company not raise a sufficient amount in the reasonable judgement of the Manager sought under this Offering before the Company’s first Subscription Closing, or for any other reason within the sole judgement of the Manager, the Company may elect terminate this Offering, void this Subscription Agreement, and return all subscription funds pursuant to the terms of this Subscription Agreement, without interest or accrued profit/loss allocation, and no Securities will be deemed sold.

4. Payment for Securities. Payment for the Securities shall be received by the Company from the undersigned by wire transfer of immediately available funds or other means approved by the Company at or prior to the Subscription Closing or within fifteen (15) days after notice by the Company that the payment for the securities is due, in the amount as set forth on the Signature Page hereto. The Company may, but is not obligated to, deliver certificates representing the Securities to the undersigned at the Subscription Closing bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act. In lieu of certificates, this completed Subscription Agreement, together with the addition of the undersigned as a named “Member” in the Operating Agreement, shall be sufficient evidence of the undersigned’s admission to the Company.

5. Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

(a) The Company is duly formed and validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets.

(b) The Securities have been duly authorized and, when issued, delivered, and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid, and nonassessable. Based in part upon the representations of the undersigned below in this Subscription Agreement and subject to the completion of the filings referenced in Section 6 below, the Securities will be issued in compliance with all applicable federal and state securities laws.

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6. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a) General.

(i) The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription Agreement, and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule, or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii) The undersigned is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii) The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor.

(iv) Neither undersigned, nor any of undersigned’s beneficial owners, appears on an SPEcially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”), nor are they otherwise a party with which the Company is prohibited to deal under the laws of the United States; undersigned further represents the monies used to fund the investment in the Securities are not derived from, invested for the benefit of, or related in any way to, the governments of, or persons within: (i) any country under a U.S. embargo enforced by OFAC; (ii) which have been designated as a “non-cooperative country or territory” by the Financial Action Task Force on Money Laundering; or; (iii) which has been designated by the U.S. Secretary of the Treasury as a “primary money laundering concern”. Undersigned further represents and warrants that undersigned: (i) has conducted thorough due diligence with respect to all of its beneficial owners; (ii) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds; and, (iii) will retain evidence of any such identities, any such source of funds and any such due diligence; undersigned further represents in the event undersigned receives deposits from, makes payments to, or conducts transactions, relating to a non-U.S. banking institution (a “Non-U.S. Bank”) in connection with undersigned’s investment in the Securities, such Non-U.S. Bank: (i) has a fixed address, other than an electronic address or a post office box, in a country in which it is authorized to conduct banking activities; (ii) employs one or more individuals on a full-time basis; (iii) maintains operating records related to its banking activities; (iv) is subject to inspection by the banking authority which licensed it to conduct banking activities; and, (v) does not provide banking services to any other Non-U.S. Bank which does not have a physical presence in any country and which is not a registered Affiliate. Undersigned further represents that it does not know or have any reason to suspect: (i) the monies used to fund the investment in the Securities have been or shall be derived from or related to any illegal activities, including but not limited to, money laundering activities; and, (ii) the proceeds from undersigned’s investment in the Securities shall be used to finance any illegal activities. Undersigned further represents and warrants undersigned has conducted appropriate due diligence of any beneficial owner who is: (i) a senior foreign political figure, (as used herein, a senior foreign political figure means: (1) a current or former senior official in the executive, legislative, administrative, military, or judicial branches of a foreign government (whether elected or not); (2) a senior official of a major foreign political party; (3) a senior executive of a foreign government-owned commercial enterprise; or, (4) a corporation, business or other entity that has been formed by or for the benefit of an individual described in (1), (2) or (3) (“SFPF”); (ii) an immediate family member of the SFPF; or, (iii) a person who is widely and publicly known (or is actually known by undersigned) to be a close associate of any such individual; undersigned further represents and warrants to the extent a beneficial owner is a bank, including a branch, agency or office of a bank, which is not physically located in the United States, the undersigned has taken and will take reasonable measures to establish the bank has a physical presence or is an affiliate of a regulated entity. Undersigned further agrees and acknowledges, among other remedial measures: (i) Company may be obligated to “freeze the account” of such undersigned, either by prohibiting additional investments by the undersigned and/or segregating assets of undersigned in compliance with governmental regulations and/or if the Manager(s) of the Company determine in its/their sole discretion such action is in the best interests of the Company; and, (ii) Company may be required to report such action or confidential information relating to undersigned (including, without limitation, disclosing undersigned’s identity) to the regulatory authorities.

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(b) Information Concerning the Company.

(i) The undersigned acknowledges and certifies that it has received the certain Private Placement Memorandum in connection with these securities and that it understands the terms and disclosures contained therein, that it has had full opportunity to request any additional information regarding the Company, its business, and its projected plans that it so reasonably requests, that the undersigned is familiar with the principals of the issuer, and acknowledges that it has consulted with his or her own advisors and consultants prior to entering into this Subscription Agreement. The undersigned further acknowledges and certifies that it has also received the Operating Agreement and that it understands the terms contained therein. The Private Placement Memorandum, together with this Agreement, the accompanying Investor Suitability Questionnaire, and the Operating Agreement, constitute the “Offering Documents”. THE UNDERSIGNED REPRESENTS THAT IT HAS SOUGHT THE ADVICE OF ITS OWN INDEPENDENT LEGAL COUNSEL IN CONNECTION WITH THE OFFERING DOCUMENTS AND THE SECURITIES OFFERED HEREUNDER.

(ii) The undersigned understands that the Company is not currently required to register and will not register as an Investment Company under the Investment Company Act of 1940 by way of exemption from definition thereof as a real estate operating company, or, in the alternative, by way of exemption provided under Section 3(c)1 and/or 3(c)5 of the Investment Company Act, as applicable.

(iii) The undersigned understands and accepts that: (i) the purchase of the Securities involves various risks, including the risks that there may be no open market for the Securities, or that Subscribers entire investment may be lost; (ii) the Company has no operating history; and (iii) the undersigned may not be able to liquidate his, her or its investment. The undersigned represents that it is able to bear any loss associated with an investment in the Securities.

(iv) The undersigned confirms that it is not relying on any communication (written or oral) from the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided in the Offering Documents or otherwise by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Securities. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the undersigned’s authority to invest in the Securities. The undersigned is entering into this Agreement of its own volition, and after its own proper due diligence.

CM OB Hotel Owner, LLC_Subscription Agreement	Pg. 4 of 11

(v) The undersigned is familiar with the business and financial conditions, projections, and operations of the Company. The undersigned has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

(vi) The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(vii) The undersigned acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement or to alter the terms of offering at any time prior to the completion of the offering. If the Company should abandon this private placement, this Subscription Agreement shall thereafter have no force or effect and the Company shall return the previously paid subscription price of the Securities, without interest thereon, to the undersigned.

(viii) The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(c) Non-reliance.

(i) The undersigned represents that it is NOT relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities, the Offering Documents, and the other transaction documents that may have been provided to the undersigned shall NOT be considered investment advice or a recommendation to purchase the Securities and is provided “as is” without any warranties. The undersigned is providing this investment after conducting its own due diligence.

(ii) The undersigned confirms that the Company has NOT (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

CM OB Hotel Owner, LLC_Subscription Agreement	Pg. 5 of 11

(d) Status of Undersigned.

(i) The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the undersigned’s own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities. The undersigned hereby represents and warrants that the undersigned, either by reason of the undersigned’s business or financial experience or the business or financial experience of the undersigned’s professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate of the Company, directly or indirectly) has the capacity to protect the undersigned’s own interests in connection with the transaction contemplated hereby.

(ii) The undersigned is an “Accredited Investor” as that term is defined under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete and does not contain any misrepresentation or material omission.

(e) Restrictions on Transfer or Sale of Securities. As applies to the Purchaser:

(i) The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

CM OB Hotel Owner, LLC_Subscription Agreement	Pg. 6 of 11

(ii) The undersigned understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom (and in any case not before one (1) year from the date of subscription hereof), and the undersigned understands that the Company, at this time, has no obligation or intention to register any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission’s rules, the undersigned may dispose of the Securities principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the undersigned. Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Securities for an indefinite period of time. The undersigned agrees to hold the Company and its members, manager, officers, employees, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the undersigned contained in this Subscription Agreement or any sale or distribution by the undersigned in violation of the applicable federal securities law, including but not limited to, the Securities Act. The undersigned understands and agrees that in addition to restrictions on transfer imposed by applicable securities laws, the transfer of the Securities will be restricted by the terms of the Offering Documents.

(iii) The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer, or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(f) Further Rights of Redemption and Repurchase of Securities. The undersigned understands and agrees that the Securities sold hereunder may also be subject to certain rights or redemption or repurchase as may be provided for in the Operating Agreement, and the undersigned understands that it must agree to such terms in subscribing to the Company hereunder.

7. Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the Securities as specified on the Signature Page hereto and of the Company to sell the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Company contained in Section 5 hereof and of the undersigned contained in Section 6 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

CM OB Hotel Owner, LLC_Subscription Agreement	Pg. 7 of 11

8. Electronic Delivery of Disclosures and Schedule K-1.

(a) The undersigned understands that the Company expects to deliver tax return information, including Schedule K-1s (each, a “K-1”) to the undersigned by either electronic mail or some other form of electronic delivery. Pursuant to IRS Rev. Proc. 2012-17 (Feb. 13, 2012), the Undersigned hereby expressly understands, consents to, and acknowledges such electronic delivery of tax returns and related information. Federal law prohibits the Company, the Manager, or their affiliates and designees from disclosing, without consent, undersigned’s tax return information to third parties or use of that information for purposes other than the preparation of the Subscriber’s tax return. As part of subscription to this offering, the Company, the Manager, or their designees may disclose undersigned’s income tax return information to certain other affiliated entities or third-party service providers for tax return preparation and data aggregation purposes. The Company, the Manager, and their designees covenant they will keep and maintain undersigned’s information in strict confidence, using such degree of care as is appropriate to avoid unauthorized access, use or disclosure, and will not use such information in violation of law. In executing this Agreement, the undersigned authorizes the Company and the Manager to disclose tax return information to certain third-party entities, their respective successors, affiliates and, or such other third-party service providers as the undersigned may request or as may be required by the Company or the Manager for purposes of completing tax return preparation and K-1 delivery pursuant to this agreement.

(b) The Subscriber’s consent to electronic delivery will apply to all future K–1s unless such consent is withdrawn by the Subscriber.

(c) If for any reason the Subscriber would like a paper copy of the K-1 after the Subscriber has consented to electronic delivery, the Subscriber may submit a request via email to the Manager or send a written request to the same. Requesting a paper copy of the Subscriber’s K-1 will not be treated as a withdrawal of consent

(d) If the Subscriber in the future determines that it no longer consents to electronic delivery, the Subscriber will need to notify the Company so that it can arrange for a paper K-1 to be delivered to the address that the Company then currently has on file. The Subscriber may submit notice via email to the Manager or send a written request to the same. The Subscriber’s consent is considered withdrawn on the date the Company receives the written request to withdraw consent. The Company will confirm the withdrawal and its effective date in writing. A withdrawal of consent does not apply to a K-1 that was emailed to the Subscriber before the effective date of the withdrawal of consent.

(e) The Company (or the Manager) will cease providing statements to the Subscriber electronically if the Subscriber provides notice to withdraw consent, if the Subscriber ceases to be a Member of the Company, or if regulations change to prohibit the form of delivery.

(f) Subscribers shall be responsible for maintaining and/or updating personal and tax related contact information in the Company’s secure online portal, as it may exist from time to time, or for updating and maintaining their information in any other way designated by the Manager from time to time. The Subscriber will be notified if there are any changes to the contact information of the Company.

(g) The Subscriber’s K-1 may be required to be printed and attached to a federal, state, or local income tax return.

9. Banking Disclosure. The Company shall open and maintain a bank account (or accounts) at an FDIC insured banking institution in the United States, in which all Subscriber funds shall be collected. However, Purchaser acknowledges, understands, and agrees that the Company cannot and will not guarantee the safe deposit and keeping of all funds outside of reasonably due care, which generally entails ensuring correct receipts and deposits into the account(s) of the Company. Purchaser agrees that the Company is not responsible for the actions (or omissions) or events that occur with the banking institutions in which the Company’s funds are deposited.

CM OB Hotel Owner, LLC_Subscription Agreement	Pg. 8 of 11

10. Privacy Policy. The Company shall collect personal information about Purchaser in connection with this transaction, and such personal information shall be governed by the Company’s then in effect “Privacy Policy”, a copy of which is on file with the Company, contained within the Company’s private placement memorandum concerning this Offering, and may be requested by Purchaser for review. In executing this Agreement and subscribing to the Company’s Securities, Purchaser 1) acknowledges receipt and review of the Company’s Privacy Policy, 2) agrees to the terms of the same, and 3) understands and acknowledges that the Company shall not be liable for breaches of private information occurring outside the ordinary course of business and if such breach occurred by means other than the Company’s negligence.

11. Obligations Irrevocable. The obligations of the undersigned shall be irrevocable.

12. Legend. The Company shall not be required to issue certificates to the Subscriber representing the Securities sold under this Agreement; Securities held shall be evidenced this Agreement. In the event that the Company elects to issue certificates representing Securities in accordance, then the Company shall ensure such certificates include all required legends under applicable law, including, without limitation, legends that articulates rules and restrictions applicable to the Securities as restricted securities under applicable law:

13. Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

14. Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

15. Waiver of Jury Trial; Dispute Resolution.

(a) THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

(b) Any dispute, claim, or controversy arising out of or relating to this Agreement, including the negotiation, breach, validity or performance of the Agreement, the rights and obligations contemplated by the Agreement, any claims of fraud or fraud in the inducement, and any claims related to the scope or applicability of this agreement to arbitrate, shall be resolved at the request of any party to this Agreement through a two-step dispute resolution process administered by the American Arbitration Association at a location of the Manager’s choosing, first as mediation, then followed if necessary, by final and binding arbitration administered by a panel of three arbitrators (the “Arbitrator”). The fees and expenses of the Arbitrator shall be borne by the parties bringing the dispute advanced by them from time to time as required; provided that at the conclusion of the arbitration, the Arbitrator shall award costs and expenses (including the costs of the arbitration previously advanced and the reasonable fees and expenses of attorneys, accountants and other experts) to the prevailing party. No pre-arbitration discovery shall be permitted, except that the Arbitrator shall have the power in his sole discretion, on application by any party, to order pre-arbitration examination solely of those witnesses and documents that any other party intends to introduce in its case-in-chief at the arbitration hearing. The parties shall instruct the Arbitrator to render such arbitrator’s award within thirty (30) calendar days following the conclusion of the arbitration hearing. The Arbitrator shall not be empowered to award to any party any damages of the type not permitted to be recovered under this Subscription Agreement in connection with any dispute between or among the parties arising out of or relating in any way to this Subscription Agreement or the transactions arising hereunder, and each party hereby irrevocably waives any right to recover such damages.

CM OB Hotel Owner, LLC_Subscription Agreement	Pg. 9 of 11

16. Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned (“Proceedings”), the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in the State of Tennessee, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

17. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

18. Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

19. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	5740 Getwell Rd, Ste 5D, Southaven MS 38672, USA Attention: CM OB Hotel MGR, LLC, its Manager Email: Sameet@onyxhospitality.com
with a copy to:	M&W Law, PLLC 5001 LBJ Fwy, Suite 830 Dallas, TX 75244 E-mail: adnan@mwfirm.com Attention: Adnan Merchant
If to the Purchaser:	Address listed on the Purchaser’s information page.

20. Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

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21. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing, (ii) changes in the transactions, documents and instruments described in the Offering Documents which are not material or which are to the benefit of the undersigned and (iii) the death or disability of the undersigned. Notwithstanding the foregoing, the warranties, representations and covenants of the Company contained in or made pursuant to this Subscription Agreement shall survive the execution and delivery of this Subscription Agreement and the Closing for a period of one (1) year following the last Closing.

22. Acceptance of Operating Agreement. The undersigned agrees that, in addition to the execution and acceptance of this Subscription Agreement, the undersigned must also execute the Operating Agreement, accepting and agreeing to all terms therein.

23. Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

24. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

25. Counterparts; Electronic Signature. This Agreement is intended to be executed by omnibus signature, containing an execution to multiple documents simultaneously one of which is this Agreement, and which omnibus signature page, when executed, shall be as if attached to this Agreement as a validly binding execution of this Agreement by its signatory. In view thereof, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of the omnibus signature executing this Agreement delivered by facsimile, email, or other means of Electronic Transmission (including electronic signature and delivery methods such as DocuSign, Adobe Sign, etc.) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. Subscriber hereby consents to execution of this Agreement via such methods and utilizing such instruments.

This space intentionally left blank. Signature page executed by Omnibus signature incorporated by reference herein upon valid execution.

CM OB Hotel Owner, LLC_Subscription Agreement	Pg. 11 of 11

Exhibit D to PPM

for

CM OB Hotel Owner, LLC

Subscription Execution Package

(Investor Suitability Questionnaire, Subscriber Information Sheet, Omnibus Signature Page, Blank W9)

follows this Cover Sheet.

CM OB Hotel Owner, LLC_Private Placement Memorandum	Ex. D

M&W Law, PLLC

5001 LBJ Fwy. Suite 830

Dallas, TX 75244

O: 972.460.8353

info@mwfirm.com

Subscription Execution Package
in connection with a subscription for Interests in
CM OB Hotel Owner, LLC
a Delaware limited liability company

To Subscriber:

Attached to this cover page please find the Subscription Execution Package containing the Investor Suitability Questionnaire, Subscriber Information Sheet, Omnibus Signature Page, and blank W9 for CM OB Hotel Owner, LLC (the “Company”). The omnibus signature page will acknowledge receipt of the Company’s Private Placement Memorandum and execute the Company’s Operating Agreement, Subscription Agreement, Questionnaire, and Subscriber Information Sheet (collectively, the “Subscription Documents”).

Instructions for the questionnaire follow this cover letter. If you have received these documents in error, please notify us immediately and discard or return these documents. Thank you.

Sincerely,

Adnan Merchant
M&W Law, PLLC
Counsel for the Company
5001 LBJ Fwy,
Suite 830
Dallas, TX 75244
972-460-8353
adnan@mwfirm.com

CM OB Hotel Owner, LLC_ISQ; Subscription Execution Pkg.	Cover Letter

CM OB Hotel Owner, LLC

Investor Suitability Questionnaire

The purpose of the questionnaire is to assure the Company that all persons being offered the Interests will, at minimum, meet the suitability standards required by the Securities Act of 1933, as amended, and applicable state securities laws. All answers will be kept confidential by the Manager of the Company (as defined in the Company’s governing documents). However, by executing this package, the recipient agrees that this information may be provided by the Company to its legal, compliance, administrative, and financial advisors, and the Company and such advisors may rely on the information set forth in this package for purposes of complying with applicable securities laws and may present or disclose this completed questionnaire to such parties as it reasonably deems appropriate if called upon to establish its compliance with such securities laws.

Instructions. In order to subscribe for Interests in CM OB Hotel Owner, LLC, you must complete this Investor Suitability Questionnaire by filling in the information requested, checking the appropriate boxes, and if applicable, providing necessary verification documents. If you have any questions, please contact the Manager directly at Sameet@onyxhospitality.com.

Acknowledgements; Certification & Execution by Omnibus. By completing the questions required herein and by executing the omnibus signature page as it is applied to this questionnaire, you certify, represent, and warrant to the Company and its Manager that all information and responses provided by you herein are true, accurate, and complete. You further agree that you will notify the Company of any material change to such responses as soon as possible, and, if required, will provide such additional documentation as required to independently verify your responses.

1. Accredited Investor Certification. Please check one of the following regarding your status as an investor:

☐	I am an (or the organization on behalf of which I am executing these documents is) an Accredited Investor as defined in 17 CFR § 230.501 (the definition is set forth below).

☐	I am not (or the organization on behalf of which I am executing these documents is not) an Accredited Investor as defined below.*

*	if you do NOT qualify as an Accredited Investor, stop this subscription process immediately and contact the Manager prior to proceeding.

Accredited Investor Definition.

As of the Effective Date, for individuals, an accredited investor is one of the following:

●	an individual with a net worth or joint net worth with a spouse or spousal equivalent of at least $1,000,000, not including the value of their primary residence;

●	an individual with income exceeding $200,000 in each of the two most recent calendar years or joint income with a spouse or spousal equivalent exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year;

●	a director, executive officer, or general partner of the Company, or any director, executive officer, or general partner of a general partner of the Company;

●	an SEC-registered broker-dealer, SEC or state-registered investment adviser, or exempt reporting adviser, or the holder of a qualifying FINRA license in good standing (FINRA Series 7, 65, or 82 licenses); or

●	a knowledgeable employee of the issuer, as defined in rule 3c-5(a)(4) under the Investment Company Act, of the issuer of securities where that issuer is a 3(c)(1) or 3(c)(7) private fund.

CM OB Hotel Owner, LLC_Investor Questionnaire	Pg. 1 of 3

As of the Effective Date, for entities and organizations, an accredited investor is one of the following:

●	an enterprise (e.g. a company, partnership, organization) in which all of the equity owners are Accredited Investors;

●	an organization that owns investments in excess of $5,000,000 and was not formed for the specific purpose of investing in this Company;

●	a family office and its family clients if the family office has assets under management in excess of $5,000,000 and whose prospective investments are directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

●	a bank, savings and loan association, insurance company, registered investment company, business development company, or small business investment company or rural business investment company;

●	a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

●	an employee benefit plan (within the meaning of the Employee Retirement Income Security Act) if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

●	a tax-exempt charitable organization, corporation, limited liability corporation, or partnership with assets in excess of $5,000,000; or

●	a trust with assets exceeding $5,000,000, not formed only to acquire the securities offered, and whose purchases are directed by a person who meets the legal standard of having sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment.

CM OB Hotel Owner, LLC_Investor Questionnaire	Pg. 2 of 3

NOTICE TO SUBSCRIBER: The suitability standards established by this questionnaire are merely minimums; the satisfaction of such standards does not mean that an investment in the Company is a suitable investment for an investor. Investors may be required to provide additional representations or certifications if requested by the Manager. The Manager may accept or reject your subscription based on the answers provided, or for any reason or no reason at all. A subscriber who qualifies as either Accredited or sophisticated may nevertheless be rejected as not suitable for an investment in this Company; acceptance of any subscription is within the sole discretion of the Manager.

End of Questionnaire;
execution contained on omnibus signature page and affixed hereto.

CM OB Hotel Owner, LLC_Investor Questionnaire	Pg. 3 of 3

Subscriber Information Sheet

for

CM OB Hotel Owner, LLC

a Delaware limited liability company

Name of Subscriber (individual or entity):
Memb. Class(es) Subscribing to:	Class A
No. of Units Subscribing to (1 Unit = $1,000):
Total Investment Amount:	$
Email Address:
Phone Number:
Mailing Address:
Do you consent to electronic delivery of all documents and notices?	☐ Yes ☐ No

USA PATRIOT ACT & KYC COMPLIANCE
Country of Citizenship of Subscriber:
Name of Bank Payment is being Wired From:
Is the Wiring Bank located in the United States or another “FATF Country”[4]?	☐ Yes ☐ No Is Purchaser a customer of Wiring Bank? ☐ Yes ☐ No

4 The current list of countries that are members of the Financial Action Task Force on Money Laundering (each an “FATF Country”) may be found here: https://www.fatf-gafi.org/countries/. The list of FATF Countries may be expanded to include future FATF members and FATF compliant countries, as appropriate.

CM OB Hotel Owner, LLC_Subscriber Information Sheet	Pg. 1 of 1

Omnibus Signature Page

for

Subscription Documents

CM OB Hotel Owner, LLC

IN WITNESS WHEREOF, the undersigned Member (or their respective officers thereunto duly authorized), having read, reviewed, understood, and agreed to the terms of the below listed documents, and intending for the Member to be legally bound by the same, caused this Omnibus Signature Page to be executed as of the date first written below. Execution of this instrument, whether by hand or electronically, constitutes execution, collectively, of all below listed documents:

●	Operating Agreement of CM OB Hotel Owner, LLC;
●	Subscription Agreement between the Undersigned and CM OB Hotel Owner, LLC to purchase securities;
●	Investor Suitability Questionnaire; and
●	Subscriber Information Sheet.

By executing this Omnibus Signature Page, the undersigned 1) acknowledges receipt of the Company’s Private Placement Memorandum, and 2) acknowledges and agrees that the undersigned is accepting, adopting and agreeing to all terms, conditions, representations, warranties, acknowledgements, covenants and other provisions contained in the above-referenced documents, with the same force and effect as if the undersigned had executed and delivered a counterpart signature page to each such document.

By the Member:

Investor Name (Entity or Individual)	Spousal Signature (if required)

By:	By:
(Signature)

Printed Name and (if entity)	Printed Name of Spouse
Authority of Signatory
Date Signed

Date Signed	The offer to purchase securities as set forth above is confirmed and accepted by the Company:

By: CM OB Hotel MGR, LLC, its Manager

By:	_____________________
______________________,
its Authorized Representative

CM OB Hotel Owner, LLC_Omnibus Signature Page	Pg. 1 of 1